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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
VISTA MEDICAL TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
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VISTA MEDICAL TECHNOLOGIES, INC.
2101 Faraday Avenue
Carlsbad, CA 92008

February     , 2004

To the Stockholders of
    VISTA MEDICAL TECHNOLOGIES, INC.

        You are cordially invited to attend the Special Meeting of the Stockholders of Vista Medical Technologies, Inc., to be held on Thursday, March 4, 2004 at 10:00 a.m. at the Company's headquarters located at 2101 Faraday Avenue, Carlsbad, California.

        Details of the business to be conducted at the Special Meeting are given in the attached Notice of Special Meeting and Proxy Statement.

        If you do not plan to attend the Special Meeting, please sign, date and return the enclosed Proxy promptly in the accompanying reply envelope. If you decide to attend the Special Meeting and wish to change your Proxy vote, you may do so automatically by voting in person at the Special Meeting. These proxy solicitation materials were first mailed to the Company's stockholders on or about February     , 2004.

        We look forward to seeing you at the Special Meeting.

Sincerely,
John R. Lyon, President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

        In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).

VISTA MEDICAL TECHNOLOGIES, INC.
2101 Faraday Avenue
Carlsbad, California 92008

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 4, 2004

To the Stockholders of
    VISTA MEDICAL TECHNOLOGIES, INC.

        NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Vista Medical Technologies, Inc. (the "Company") will be held at the Company's headquarters located at 2101 Faraday Avenue, Carlsbad, California on Thursday, March 4, 2004 at 10:00 a.m. (the "Special Meeting") for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

          1.     To consider and vote upon a proposal to sell all of the assets of the Company's Visualization Technology Business to Viking Systems, Inc., a Nevada corporation, pursuant to an Asset Purchase Agreement, dated as of December 22, 2003 (the "Asset Purchase Agreement").

          2.     To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

        The Special Meeting may be adjourned from time to time without notice other than the announcement of adjournment at the Special Meeting or at any adjournment thereof. Any business for which notice is given may be transacted at any adjourned Special Meeting.

        The accompanying Proxy Statement describes the Asset Purchase Agreement. You are encouraged to read the accompanying Proxy Statement carefully for further information concerning the Asset Purchase Agreement.

        Only stockholders of record at the close of business on January 13, 2004 are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. The transfer books will remain open between the record date and the date of the Special Meeting. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at the executive offices of the Company.

        All stockholders are cordially invited to attend the Special Meeting in person. Whether or not you plan to attend, please sign and return the enclosed Proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed and returned to assure that all your shares will be voted. You may revoke your Proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Special Meeting will be counted. The prompt return of your Proxy will assist us in preparing for the Special Meeting.

By Order of the Board of Directors
Stephen A. Gorgol Chief Financial Officer, Vice President of Finance and Secretary

Carlsbad, California
February     , 2004

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

VISTA MEDICAL TECHNOLOGIES, INC.

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS

PURPOSE OF THE MEETING	1
VOTING RIGHTS AND SOLICITATION	1
PROPOSAL NO. 1 – APPROVAL OF PROPOSAL TO SELL THE ASSETS OF THE COMPANY'S VISUALIZATION TECHNOLOGY BUSINESS	2
SUMMARY TERM SHEET	2
INFORMATION REGARDING THE ASSET SALE	3
GENERAL	3
THE PARTIES TO THE TRANSACTION	3
THE ASSET SALE	10
BACKGROUND AND REASONS FOR THE ASSET SALE	10
CONSIDERATION OF THE ASSET SALE BY OUR BOARD OF DIRECTORS	11
BOARD MEETING OF OCTOBER 29, 2003	13
DESCRIPTION OF THE ASSET PURCHASE AGREEMENT	13
USE OF PROCEEDS FROM THE ASSET SALE	18
DISSENTERS' RIGHTS	22
CONSEQUENCES IF THE ASSET SALE IS NOT COMPLETED	22
RECOMMENDATION OF THE BOARD OF DIRECTORS	22
PROPOSAL NO. 2 – TRANSACTION OF OTHER BUSINESS	22
OWNERSHIP OF SECURITIES	23
PROPOSALS OF STOCKHOLDERS	24
ADDITIONAL INFORMATION	25
APPENDIX A Asset Purchase Agreement (with exhibits)	A-1
APPENDIX B Pro Forma Financial Information for Vista	B-1
APPENDIX C Pro Forma Financial Information for Viking	C-1
APPENDIX D Audited Financial Statements for Vista	D-1
APPENDIX E Audited Financial Statements for Viking	E-1

VISTA MEDICAL TECHNOLOGIES, INC.
2101 Faraday Avenue
Carlsbad, California 92008

PROXY STATEMENT

For a Special Meeting of Stockholders
To Be Held
March 4, 2004

        The enclosed proxy card ("Proxy") is solicited on behalf of the Board of Directors of Vista Medical Technologies, Inc., a Delaware corporation (the "Company" or "Vista"), for use at the Special Meeting of Stockholders to be held on March 4, 2004. The Board of Directors asks that you appoint its representatives as proxy holders to vote your shares at the Special Meeting. The Special Meeting will be held at 10:00 a.m. at the Company's headquarters located at 2101 Faraday Avenue, Carlsbad, California. Stockholders of record on January 13, 2004 will be entitled to notice of and to vote at the Special Meeting. These proxy solicitation materials were first mailed to the Company's stockholders on or about February     , 2004.

        The mailing address of the principal executive office of the Company is 2101 Faraday Avenue, Carlsbad, California 92008.

PURPOSE OF THE MEETING

        At the Special Meeting, you will be asked to vote on the following proposals:

  1.
  To consider and vote upon a proposal to sell all of the assets of the Company's Visualization Technology Business to Viking Systems, Inc., a Nevada corporation ("Viking"), pursuant to an Asset Purchase Agreement, dated as of December 22, 2003 (the Asset Purchase Agreement").

  2.
  To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each proposal is described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION

VOTING

        On January 13, 2004, the record date for determination of stockholders entitled to notice of and to vote at the Special Meeting, 5,007,918 shares of the Company's common stock, par value $.01 (the "Common Stock"), were issued and outstanding, and 1,000,000 shares of the Company's Series A convertible preferred stock, par value $0.01, were outstanding. Each stockholder is entitled to one vote for each share of Common Stock or Series A Convertible Preferred Stock held by such stockholder on January 13, 2004.

        All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

REQUIRED VOTE AND QUORUM

        All matters to be acted upon by the stockholders at the Special Meeting require the approval of the holders of a majority of the outstanding Common Stock and Series A Stock, voting together as a single voting group, present in person or represented by Proxy and entitled to vote at the Special Meeting. All other matters to be acted upon by the stockholders at the Special Meeting will require the approval of the holders of a majority of the outstanding Common Stock and Series A Stock, voting together as a single group, unless such proposal triggers a class voting right for the Series A Stock as set forth in the Certificate of Designations for the Series A Stock.

        For matters voted on by the holders of Common Stock and Series A Stock, voting together as a single voting group, the presence in person or by proxy of the holders of a majority of the outstanding Common Stock and Series A Stock (on an as-converted to Common Stock basis) entitled to vote at the Special Meeting constitutes a quorum.

PROXIES

        If the enclosed Proxy is properly signed and returned, the shares represented thereby will be voted at the Special Meeting in accordance with the instructions specified thereon. If the Proxy does not specify how the shares represented thereby are to be voted, the Proxy will be voted FOR the approval of Proposals 1 and 2, as described in this Proxy Statement. You may revoke or change your Proxy at any time before the Special Meeting by filing with the Chief Financial Officer of the Company at the Company's principal executive offices at 2101 Faraday Avenue, Carlsbad, California 92008, a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Special Meeting and voting in person.

SOLICITATION

        The cost of soliciting proxies will be paid by the Company and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation material. Solicitation will be made primarily through the use of the mail but regular employees of the company may, without additional remuneration, solicit proxies personally by telephone or telegram. The Company has contracted with Equiserve Trust Company, N.A. ("Equiserve) to solicit proxies on the Board of Directors' behalf.

        The anticipated cost of the proxy distribution by Equiserve is approximately $5,000. Equiserve will mail a search notice to banks, brokers, nominees and street-name accounts to develop a listing of stockholders, distribute proxy material to brokers and banks for subsequent distribution to beneficial holders of stock, and solicit proxy responses from holders of the Company's Common Stock.

PROPOSAL NO. 1

APPROVAL OF PROPOSAL TO SELL THE ASSETS OF THE COMPANY'S VISUALIZATION TECHNOLOGY BUSINESS

SUMMARY TERM SHEET

        This Proxy Statement contains a proposal relating to a proposed sale of the assets (the "Asset Sale") of our Visualization Technology business (the "Business") to Viking Systems, Inc. (OTC Pink Sheets VKSY), a Nevada corporation ("Viking"), pursuant to an Asset Purchase Agreement, dated as of December 22, 2003 (the "Asset Purchase Agreement"). Because the Asset Sale may be deemed a sale of all or substantially all of the assets of Vista Medical Technologies, Inc. under the Delaware General Corporation Law, we are seeking stockholder approval for the Asset Sale. This Summary Term Sheet provides the most material terms of the Asset Sale.

        We entered into the Asset Purchase Agreement with Viking regarding the sale of all the assets of the Business on December 22, 2003. Viking and its principals are not affiliated with us; and our officers, directors, and, to our knowledge, principal stockholders are not affiliated with Viking. Viking formerly conducted a software business, but those operations were unsuccessful. Recently, a group of investors purchased control of Viking, with the approval of Viking's Board of Directors, and Viking's current business plan, as stated in its public filings with the SEC, is to engage in the medical device market.

        The most material terms of the Asset Sale are as follows:

  •
  Viking will purchase all assets (and assume most liabilities) related to the Business in exchange for a combination of cash, stock, and future royalty payments. Specifically:

  •
  Viking will pay us a minimum of $132,000 cash at closing; Viking will also pay us the difference in cash between the Accounts Receivable and Accounts Payable at the time of closing. Total cash will not exceed $400,000.

  •
  Viking will issue to us shares of its common stock equal to ten percent (10%) of the fully-diluted shares of Vikings stock.

  •
  We will enter into a License Agreement with Viking pursuant to which we will exclusively license to Viking all intellectual property and product rights used in operation of the business. In exchange for this license grant, Viking will pay us royalties over the next five (5) years based on sales of the products of the business by Viking. The License Agreement will contain minimum royalties of $150,000 in year one, $300,000 in each of years two, three and four, and $375,000 in year five. The royalties payable by Viking are capped at a maximum of $4,500,000 in the aggregate over the five year period. We will retain ownership of all intellectual property and product rights under the License Agreement until at least the minimum royalty obligations have been satisfied, at which we will transfer ownership to Viking.

  •
  At closing we will consign our current inventory of products and parts to Viking and will be reimbursed for the value of that inventory, if and when used, over the course of the twelve months after closing.

        We operate the Business entirely out of our Westborough, Massachusetts location. As a result, this entire facility, less a few selected assets of minimal dollar value, will be transferred to Viking in connection with the Asset Sale.

        We have agreed to indemnify Viking for any breach of the representations and warranties made by us in the Asset Purchase Agreement and for any liability not assumed by Viking.

INFORMATION REGARDING THE ASSET SALE

GENERAL

        At the Special Meeting, our stockholders will be asked to consider and vote upon a proposal to approve the sale of substantially all of the assets (the "Asset Sale") of our Visualization Technology business (the "Business"), on the terms and conditions set forth in the Asset Purchase Agreement, dated December 22, 2003, (the "Asset Purchase Agreement"). The assets to be transferred in the Asset Sale are referred to in this Proxy Statement as the "Purchased Assets." A description of the material terms of the Asset Purchase Agreement is presented below under the caption "Description of the Asset Purchase Agreement." This discussion is qualified in its entirety by reference to the copy of the Asset Purchase Agreement, attached to this Proxy Statement as Exhibit A.

THE PARTIES TO THE TRANSACTION

Vista Medical Technologies, Inc.

        We currently conduct operations through two separate business units. The Obesity Surgery Management Services business, based in Carlsbad, CA, provides services to physicians and hospitals involved in the surgical treatment of morbid obesity. Our services include management of the Laparoscopic Bariatric Surgery Preceptorship, a comprehensive introduction to starting a minimally invasive gastric bypass surgical program. Additionally, we offer management systems and consulting services which enable the efficient operation of obesity surgery programs. Through the nine months ended September 30, 2003, the Obesity Surgery Management Services business represented approximately 30% of our sales.

        Our second business unit, the Visualization Technology business, based in Westborough, MA, develops, manufactures and markets products that provide information to physicians performing minimally invasive general surgical, cardiac surgical and other selected endoscopic and interventional procedures. Our technology products combine a head mounted display with video cameras to provide surgeons with critical visual information during complex minimally invasive procedures, and also incorporate the benefit of viewing complementary information in a voice-controlled, picture-in-picture format, to facilitate real-time decision making during surgery. The Visualization Technology business also manufactures compact, high resolution endoscopic cameras for original equipment manufacturer customers and strategic partners. Through the nine months ended September 30, 2003, the Visualization Technology business represented approximately 70% of our sales.

        The principal executive offices of the Company are located at 2101 Faraday Avenue, Carlsbad, California 92008, and the telephone number for the Company at such location is (760) 603-9120.

        Financial Information.    Appendices B and D to this Proxy Statement contain financial statements and information regarding Vista in standard format and pro forma assuming completion of the Asset Sale.

Viking Systems, Inc.

        Viking recently announced a shift in its business focus from a provider of computer training and services to a provider of medical devices. As a result, Viking has very limited operations under its newly stated business plan. The new principals of Viking plan to infuse capital to support its new business plan. A recent Form 8-K filed by Viking with the SEC specifies that: "Viking's Board of Directors has adopted a new business plan which is to engage in the medical device market. Our plan is to complete a series of acquisitions in the medical device market focused on companies with vision, laser, sensor, and other technology." The principal investor in Viking, following the recent change in control, is Donald E. Tucker. Mr. Tucker has been employed by a large consulting and technology firm for the past twenty four (24) years, and has been a Partner for thirteen (13) years. Currently, Mr. Tucker has global responsibility for the Medical Technology, Diagnostics and Devices industry segment, as well as the west coast Biotech/Pharmaceutical market. He has primary responsibility for establishing global market and operational leadership in these industry segments and is also an advisor to a number of associations in the life science industry. Mr. Tucker's experience is in the strategy, planning and implementation of large-scale complex change programs with extensive involvement in new product development, supply chain management and commercial operations. He has served numerous Fortune 100 companies in planning and executing global mergers, consolidating operations and implementing new strategic capabilities. He has worked extensively throughout the Americas and Europe.

        The President of Viking, following the change in control, is Thomas B. Marsh. During the past five years Mr. Marsh has been a Partner and Co-founder of Marsh + Flagg, a merger and acquisition advisory firm, COO of Co-Mack Technology and a Director and Secretary/Treasurer of PurchaseSoft Inc.

  Description of Viking's Business

  General

        Viking was incorporated in Nevada on May 28, 1998. It has recently adopted a new business plan which will result in it engaging in the business of acquiring and operating medical device companies.

        Viking was originally engaged in the computer training and services business but was unsuccessful in its operations and terminated those operations in December 2002. The previous business operations were limited and did not result in (i) significant revenues, (ii) the accumulation of a significant dollar amount of assets, or (iii) in earnings. Because of a lack of funds, Viking was unable to fund the costs of complying with the filing requirements under Section 13 of the Securities Exchange Act of 1934, as amended. In November 2003, its Board of Directors, as then constituted, considered and approved a proposal from a third party relating to a change of Viking's business plan and an infusion of capital. Since November 2003, a new Board of Directors and new officers have been appointed, a limited amount of capital has been raised and a commitment for additional capital has been obtained. The new Board of Directors has adopted a new business plan which calls for Viking to engage in the business of development, manufacturing and marketing of medical devices. Viking's plan is to complete a series of acquisitions in the medical device market, initially focusing on companies with vision, optics, laser, sensor and related medical technology for the surgeon.

        On December 22, 2003, Viking entered into the Asset Purchase Agreement for its first acquisition.

        As a result of the recent changes in the business plan, the termination of the previous operations, and the issuance of additional shares of common stock, the financial statements and other financial information contained herein do not provide meaningful information as to the future operations and financial position.

  Acquisition Strategy

        As Viking implements its business plan, it is anticipated that acquisitions and mergers will be a significant factor in growth. Viking is concentrating on merger and acquisition activity primarily with firms engaged in the medical device market in North America and Europe. This strategy will focus around consolidating key resources, financial and physical assets, brand names, and human resources. Viking intends to pay attention to integration strategies as well as to core competencies, including best practices, skills, knowledge bases, and routines.

        These acquisitions will be small to medium sized firms with complementary technology that are generally too small to attract larger equity funds and strategic buyers. Viking believes that there are a substantial number of businesses meeting these criteria due to recent weakness in hospital capital spending, the poor IPO market, and the need for alternative exit strategies for the many venture capital firms holding a portfolio of small medical device companies. Viking plans to develop a strong direct sales organization for capital equipment sales in North America and Europe and will look to leverage that asset with the strategic acquisition of new products.

        Companies or operations that it is hoped to acquire, will likely meet some or all of the following criteria:

  •
  stable cash flow and revenue;

  •
  position as market technology leader;

  •
  strong relationships in the surgery community; and

  •
  good technical management.

        By building on the success of already successful businesses, Viking intends to play an increasing role in the medical device market, with the goal of generating revenues, achieving profitability and increasing market value.

  Governmental Regulation

        Viking's business plan calls for it to engage in the business of marketing medical devices. The manufacture and sale of medical devices intended for commercial distribution are subject to extensive governmental regulation in the United States. Medical devices are regulated in the United States primarily by the FDA and, to a lesser extent, by certain state agencies. Generally, medical devices require pre-market clearance or pre-market approval prior to commercial distribution. In addition, certain material changes or modifications to, and changes in intended use of, medical devices also are subject to FDA review and clearance or approval. The FDA regulates the research, testing, manufacture, safety, effectiveness, labeling, storage, record keeping, promotion and distribution of medical devices in the United States and the export of unapproved medical devices from the United States to other countries. Non-compliance with applicable requirements can result in failure of the government to grant pre-market clearance or approval for devices, withdrawal or suspension of approval, total or partial suspension of production, fines, injunctions, civil penalties, refunds, recall or seizure of products and criminal prosecution.

  Change of Management

        As a result of Viking's change of business plan, new directors and officers have been appointed. The current Board of Directors and executive officers are as follows:

Thomas B. Marsh	President/CEO/Secretary/Chairman of the Board of Directors
Dennis Blomquist*	Chief Financial Officer/Director
Daniel F. Crowley	Director, Audit Committee Chairman

*
Mr. Blomquist was previously the president and a director of Viking.

  Change of Voting Control

        Prior to November 24, 2003, there were 2,528,500 shares of Viking common stock issued and outstanding. On November 24, 2003, Viking entered into Stock Purchase Agreements with Donald E. Tucker and Troika Capital Investment. Pursuant to the Stock Purchase Agreement with Mr. Tucker, Viking sold 3,200,000 shares of common stock to Mr. Tucker for $64,000 or $.02 per share. Pursuant to the Stock Purchase Agreement with Troika Capital Investment, Viking sold 250,000 shares of common stock to Troika Capital for $5,000 or $.02 per share. Mr. Tucker owns 3,200,000 or 53.5 per cent of the shares of common stock issued. He also has been granted an option to purchase 5,000,000 shares of Series A Preferred Stock. Troika Capital Investments and its affiliates own 600,300 or 9.5 per cent of the shares of common stock issued.

  Previous Operations

        Viking was initially formed for the purpose of providing training and curriculum for the information technology industry on "Open Source" topics. "Open Source" refers to software which has its source code open and available for anyone to see, utilize or alter. The cornerstone of "Open Source" software is the Linux operating system. After its formation Viking established a training center in Phoenix, Arizona and developed and taught three courses including: "Linux New User", "Linux Install and Configuration" and "Linux System Administration." Viking developed and taught various instructional courses, which gave participants a basic understanding of Linux. In conjunction with the training program, Viking developed three publications for classroom based instruction. The costs of maintaining the training center and the support to develop new curriculum exceeded the revenues Viking generated. Viking's management discontinued the training and curriculum business at the beginning of 2002 and focused on web-hosting, web designing, small computer systems and computer networking. Viking's management determined that it would be in the best interests of the Company and its shareholders to discontinue its computer related operations which it did in December 2002. The Company conducted no operations in 2003 and in November 2003, new management was appointed and the current business plan of the Company was adopted.

  Employees

        Currently Viking has no full time employees. If it completes the acquisition of the Visualization Technology Business from Vista, it will retain approximately 19 Vista employees who currently work in the Medical Technology Business.

  Properties

        Viking has only recently changed its business plan and management. Its offices are currently located at the personal offices of its CEO and it pays nothing for the use of these facilities. Viking anticipates that it will obtain new facilities when required by operations. If the Asset Sale is completed, Viking intends to assume the lease of the facilities related to the Visualization Technology Business. These facilities consist of approximately 17,850 square feet located in Westborough, Massachusetts. The lease expires in October 2004.

  Market for Viking's Common Stock and Related Security Holder Matters

        Viking's common stock is quoted on the OTC "Pink Sheets" under the symbol "VKSY". During the last two years, there has only been limited trading in Viking's common stock. The prices reported below reflect inter-dealer prices and are without adjustments for retail markups, markdowns or commissions, and may not necessarily represent actual transactions.

	High Bid	Low Bid
Fiscal Year Ended December 31, 2001
First Quarter	$2.00	$1.00
Second Quarter	1.15	1.00
Third Quarter	1.20	1.00
Fourth Quarter	1.05	.75
Fiscal Year Ended December 31, 2002
First Quarter	$.75	$.75
Second Quarter	.75	.75
Third Quarter	.75	.75
Fourth Quarter	.75	.75
Fiscal Year Ended December 31, 2003
First Quarter	$.75	$.75
Second Quarter	.75	.75
Third Quarter	.75	.75
Fourth Quarter	.75	.75

  Description of Securities

        Viking is a Nevada corporation whose authorized capital stock consists of 20,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $.001 par value. Viking's Board of Directors has, designated all 5,000,000 shares of its preferred stock as Series A Preferred Stock. The terms and characteristics of Viking's Series A Preferred Stock are set forth below. As of the date of this Proxy Statement, there were 6,294,650 shares of Viking common stock outstanding, and no shares of Series A Preferred Stock outstanding. However, Viking has granted an option to its controlling shareholder, Donald E. Tucker, which entitled him to purchase 5,000,000 shares of Viking's Series A Preferred Stock. The general terms of this option are described below

  Common Stock

        Voting Rights. Each holder of Viking common stock is entitled to one vote per share. Holders of common stock are entitled to vote on all matters submitted to our shareholders, including the election of directors. Holders of Viking common stock do not have cumulative voting rights when electing directors. At stockholder meetings, a quorum is present if a majority of the issued and outstanding shares entitled to vote is present in person or by proxy. The affirmative vote of a majority of the shares present at any meeting of Viking stockholders is required for approval of matters submitted to the stockholders, unless a higher number is required by law.

        Holders of Viking common stock are entitled to receive dividends, when and as declared by the board of directors. Any such dividends may be paid in cash, property or shares of common stock.

        Preemption, Conversion, Redemption and Sinking Funds. Holders of Viking common stock have no preemptive rights or conversion rights, no redemption or sinking fund provisions and are not liable to further call or assessment.

        Liquidation Rights. Upon liquidation, holders of Viking common stock are entitled to share ratably in any assets available for distribution after payment of a preference to holders of preferred stock, if and when such preferred stock is issued in the future.

  Preferred Stock

        Pursuant to Viking's Articles of Incorporation and Nevada corporate law, Viking's Board of Directors is empowered, without approval of Viking's stockholders, to cause shares of preferred stock to be issued in one or more series, with the numbers of shares of each series to be determined by it. The Viking Board of Directors is also authorized to fix and determine variations in the designations, preferences, and special rights (including, without limitation, special voting rights, preferential rights to receive dividends or assets upon liquidation, rights of conversion into common stock or other securities, redemption provisions and sinking fund provisions) between the preferred stock or any series thereof and the common stock. The shares of preferred stock or any series thereof may have full or limited voting powers or be without voting powers.

        Series A Preferred Stock. In December 2003, Viking's Board of Directors adopted resolutions designating all 5,000,000 shares of Viking Preferred Stock as Series A Preferred Stock. No shares of Viking Series A Preferred Stock have been issued, but Donald E. Tucker, the holder of a majority of Viking's outstanding common stock has been granted an option to purchase 5,000,000 shares of Viking Series A Preferred Stock, at a price of $.08 per share. We have been informed by Viking that immediately prior to the closing of the Asset Sale, Mr. Tucker will exercise his option to purchase all 5,000,000 shares of Viking Series A Preferred Stock. The general terms of Viking's Series A Preferred Stock are as follows:

        No Dividends. No dividends accrue or are payable on Viking's Series A Preferred Stock.

        No Redemption Rights. Viking's Series A Preferred Stock is not redeemable by Viking.

        Liquidation Value. In the event of any voluntary or involuntary dissolution, winding?up or termination of Viking, the holders of Viking Series A Preferred Stock will be entitled to receive, out of the assets of Viking available for distribution to shareholders, after satisfaction of liabilities of creditors, before any distribution of assets is made to common shareholders, an amount equal to $.08 per share of Series A Preferred Stock.

        Conversion of Series A Preferred Stock Into Common Stock. At the option of the holder thereof, each share of the Series A Preferred Stock may be converted into four (4) fully paid and nonassessable shares of Viking common stock.

        Voting Rights The holder of Viking Series A Preferred Stock shall have, in addition to any voting rights provided by law, the right to vote by casting 4 votes for each duly authorized, issued and outstanding share of Viking's Series A Preferred Stock, as hereafter provided: (i) voting together with the holders of common stock and any other class of shares voting with common stock, on any and all issues presented to a vote of the holders of common stock or as to which the holders of the common stock are entitled to vote upon; and (ii) as a separate class, upon: (a) each question or matter in respect of which such holders are entitled to vote under the Nevada Business Corporation Act; (b) any amendment, alteration or repeal of any provision of the Articles of Incorporation or the Certificate of Designation of the Series A Preferred Stock so as to affect adversely the rights, powers or preferences of the Series A Preferred Stock, and any proposed creation of a class or series of preferred stock ranking on a parity with the Series A Preferred Stock as to dividends or on liquidation. Authorization of any action set forth in (b) above requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock.

  Management's Discussion and Analysis of Financial Condition and Results of Operations

        Viking has been an inactive company since December 2002, at which time its previous operations were terminated. Viking currently has no operations and limited assets. Viking's business strategy is to commence operations in 2004 through acquisitions, the first of which is planned to be the Asset Sale. Accordingly, any comparison between the current financial position and business plan of Viking and its historical financial condition and operations is not meaningful.

        Results of Operations.    Viking had no revenues from continuing operation in the years ended December 2002 and 2001. In 2002 and 2001, Viking had a net loss from discontinued operations of $12,887 and $45,804 respectively. Viking anticipates that it will not generate any revenues until the Asset Sale is closed or until it completes some other acquisition.

        Liquidity and Capital Resources.    Viking has very limited resources from which to fund operations. In December 2003, Viking raised approximately $69,000 from the sale of common stock to fund professional fees and related costs necessary to become current in its filings with the Securities and Exchange Commission and for other administrative matters. Viking intends to raise the necessary fund to complete the Asset Sale through the selling of shares of its Series A Preferred Stock to Donald E. Tucker.

        It is likely that in order to carry out its business plan, Viking we will be required to raise additional capital in order to fund other acquisitions. There can be no assurance that Viking will be able to raise any additional capital necessary to fund its business plan. Viking will continue to be an inactive company until it completes the Asset Sale or some other acquisition.

        Contact information for Viking is as follows: Thomas B. Marsh, President and Chief Executive Officer, 7514 Girard Ave., Suite 1509, La Jolla, CA 92037. The telephone number is (858) 456-6608.

        For a discussion of the risks associated with Viking Systems, its business operations, its ability to meet its contractual requirements and ownership of its stock, please see the section below titled "Risks Associated with Viking Systems."

        Financial Information.    Appendices C and E to this Proxy Statement contain pro forma financial information (giving effect to completion of the Asset Sale) and audited financial statements, respectively, regarding Viking.

THE ASSET SALE

        Pursuant to the terms of the Asset Purchase Agreement between us and Viking, a copy of which is attached to this Proxy Statement as Appendix A (the "Asset Purchase Agreement"), Viking will purchase all assets related to the Business in exchange for a combination of cash, stock and future royalty payments. Specifically, at closing, Viking will pay us cash of approximately $132,000 and issue to us its common stock equal to ten percent (10%) of the fully-diluted shares of Viking stock. Additionally, at closing, we will enter into a License Agreement with Viking pursuant to which we will exclusively license to Viking all intellectual property and product rights used in operation of the Business. In exchange for this license grant, Viking will pay us royalties over the next five (5) years in a minimum amount of $150,000 in year one, $300,000 in each of years two, three and four, and $375,000 in year five; and maximum aggregate royalties of $4,500,000. We will retain ownership of all intellectual property and product rights until these royalty obligations have been satisfied, at which time we will transfer ownership to Viking. Lastly, we will consign to Viking at closing our current inventory of products and parts. Viking will reimburse us the value of that inventory, if and when used, over the course of the next year.

        In the Asset Purchase Agreement, each party has made a series of representations and warranties regarding its business and operations. Additionally, each party has agreed to indemnify the other against any losses or damages arising out of a breach by such indemnifying party of any representation or warranty. The sole source from which Viking may collect for any such indemnification is ten percent (10%) of the shares of Viking common stock to be issued to us at the closing. The sole source from which we may collect from Viking for any such indemnification is the value of the same amount (i.e., ten percent(10%)) of shares, and Viking may satisfy any such claims through the issuance of additional shares of its common stock.

BACKGROUND AND REASONS FOR THE ASSET SALE

        For the past two years we have operated two business units within Vista: the Obesity Surgery Management Services business and the Visualization Technology business (the "Business"), the unit which is the subject of the Asset Sale. While this unit represents our original business we had not been able to grow it at a satisfactory rate; therefore, approximately a year ago, we decided to evaluate our options for the future of this unit, and retained the services of an investment bank, Adams, Harkness & Hill (AHH), for this purpose. Our intent was to evaluate whether we could sell all or a part of the Business so that we could concentrate on developing the Obesity Surgery Management Services business, which, while smaller in terms of revenues, we judge to have greater growth potential given the resources we can reasonably expect to apply to it. We believe that the Business has excellent technology and products, but it is relatively cash intensive and, as a small capital equipment business, needs the sales and marketing leverage of being combined with other complementary products. We determined that it was unlikely that we could provide such leverage, while also developing our Obesity Surgery Management Services business. During the course of our engagement of AHH we had discussions with several companies regarding potential sale of the Business, none of which resulted in a satisfactory conclusion and, at that point, we and AHH mutually agreed to discontinue the process. However, we remained open to an appropriate transaction and subsequently met the principals of Viking who had identified the Business as a potentially key component in the realization of Viking's business model. We engaged in discussions with the persons working to assume control of Viking, which discussions ultimately led to the Asset Sale.

        The chronology of our negotiations with Viking regarding the Asset Sale were as follows:

  •
  On October 22, 2003, our Chief Executive Officer and another Director met with the principals of Viking. The meeting was initiated by Viking and held under conditions of mutual confidentiality. Viking's interest in the Business relative to its strategic plan was discussed.

  •
  On October 24, 2003, a second meeting was held to further discuss the Business, and at which we provided a preliminary review of the technology related to the Business.

  •
  On October 27, 2003, Viking presented a Letter of Interest to acquire the Business. This Letter of Interest offered a maximum of $3,000,000 in royalty payments over five (5) years and provided for the issuance to Vista of approximately ten percent of the outstanding shares of Viking common stock.

  •
  On October 29, 2003, this Letter of Interest was discussed by our Board of Directors at a routinely scheduled meeting. The Board, at length and in great detail, discussed the advantages and disadvantages of disposing of the Business on the terms proposed, and ultimately requested certain amendments to the principal terms, which were proposed to Viking. Specifically, we requested that the maximum royalties should be $4,500,000 and that the common shares of Viking received by the Company should carry mutually acceptable registration rights. A complete explanation of deliberations of our Board of Directors is contained below under the heading "Board Meeting of October 29, 2003." A revised Letter of Interest, accepting each of these requests, was submitted to us by Viking on October 31, 2003, which was accepted by us as a basis for proceeding with detailed due diligence.

  •
  Viking conducted its due diligence during the months of November and December, 2003, including two on-site visits by Viking management to our plant in Westborough, Massachusetts, where the Business is located. Apart from these visits, our Chief Executive Officer has had several discussions with representatives of Viking regarding Viking's strategic vision and plans for the Business.

  •
  On November 24, 2003, we presented Viking with an initial draft of the Asset Purchase Agreement; we provided a revised draft, which included only minor revisions based on information learned by Vista regarding Viking, on December 12, 2003; the Asset Purchase Agreement was negotiated and subsequently finalized on December 22, 2003.

  •
  The Asset Purchase Agreement was approved by our Board of Directors on December 22, 2003, and was also signed on December 22, 2003, contingent upon receiving stockholder approval for the transaction.

        We believe there is common ground between the vision of Viking and our view of the role of visualization in complex minimally invasive surgery and the enabling part which our visualization and information integration technology can play. We believe that incorporating the Business unit into Viking represents an opportunity for us to reduce our cash burn and to receive cash flow which we can apply to our Obesity Management Services business; and to retain a close strategic relationship with Viking for the application of the visualization technology in obesity surgery, via a joint marketing and technology agreement which we have agreed to negotiate in good faith.

CONSIDERATION OF THE ASSET SALE BY OUR BOARD OF DIRECTORS.

        Vista's Board of Directors consulted with senior management and its financial and legal advisors in consideration of the sale of the Business to Viking. A number of factors, including the following, were reviewed and considered:

  •
  Our recent experience in evaluating the strategic options for the Business with Adams, Harkness & Hill, including our inability to find a suitable buyer to date. Our conclusion, based on our experience in the venture capital market, that it would be almost impossible to raise new investment specifically for the Business, and that this would also weigh negatively on our ability to raise additional capital for the Obesity Surgery Management Services business. This was the single most important factor in deciding to go forward with the Viking transaction.

  •
  The proceeds from the Asset Sale will not be sufficient to fund the development of the Obesity Surgery Management Services business. We are in the process of raising additional capital for this business, based upon the premise that we will complete the Viking transaction and that the surviving company will be a pure-play niche healthcare services business focused on the disease-state management of obesity. We have to date received informal expressions of interest in approximately $500,000 of new investment and continue to have discussions with interested parties, although there can be no assurance that we will be able to secure new investment. To fund our business model, we estimate that we will need to raise approximately a total of $2,500,000 of new capital over the next two years.

  •
  The financial aspects of the transaction proposed by Viking. While our Board did not rely on any specific report, opinion, appraisal or analysis in recommending the Viking transaction, the basis for the determination was ultimately the opportunity cost of not doing the transaction, i.e. that we would not be able to develop either of our businesses and therefore would not be able to revive the Company's growth. While the Viking transaction does not, in itself, provide all of the resources we need to develop our Obesity Surgery Management Services business, it reduces our risk exposure and our cash burn and allows us to try to attract new investment capital as a pure-play healthcare services business in what we believe is a market segment which is attractive to investors.

  •
  In the context of the above, our Board viewed the Viking business model as well suited to the requirements for growth of the Visualization Technology business. Viking's stated intention to acquire other complementary businesses fits with our view that increased critical mass is vital if the necessary resources to be successful in the medical technology market are to be directed to sales and marketing activities. We believe that the Visualization Technology business fits well as a core element in Viking's business model because visualization is a platform technology in today's minimally invasive operating room; other technologies, for example related to real-time data presentation, surgical robotics or surgical instrumentation, are very suitable complementary product lines sold into the same market segment.

  •
  The Viking management team, in our view, is well balanced in its ability to interpret trends in the medical technology industry, based upon Mr. Tucker's consulting experience in this area,

  and to identify companies and product lines which will benefit from these trends. We believe that Mr. Marsh's experience in the acquisition of companies will enable Viking to complete the necessary acquisitions to complement the Visualization Technology business. Our Board appreciates that there are many risks inherent in the Viking transaction as proposed, not least in Viking's ability to execute its vision. However, we concluded that it was a vision with which we agreed and could support and, in preference to stagnation, is clearly worthy of pursuing.

        These factors considered by our Board of Directors, while not exhaustive, include the material elements of our review, although all were not necessarily weighed equally. After significant discussion, the Board of Directors has unanimously approved the sale of the Business on the terms of the Asset Purchase Agreement, which was determined to be in the best interests of our stockholders. The decision of the Board of Directors was based on several potential benefits of the Asset Sale. These potential benefits and material factors include:

  •
  The belief that the company is unable to provide adequate investment capital to sustain and develop both the Business and our Obesity Surgery Management Services business.

  •
  The fact that the Business is likely to be better positioned for growth if it is part of a larger critical mass of complementary products and technologies, such as proposed by Viking.

  •
  The freeing up of operating capital to focus on the Obesity Surgery Management Services business.

  •
  Our judgment that the Asset Sale represents the most favorable alternative currently available to Vista to maximize stockholder value.

        Our Board of Directors also considered certain items contained in the Viking proposal to be negative. Among such items considered by Vista's Board of Directors were the following:

  •
  Viking's formative state. The principals had not yet completed the acquisition of the dormant company (Viking Systems Inc.) and the future financing of Viking was, and remains, unclear, beyond the immediate transaction.

  •
  The Asset Sale would be Viking's first transaction. If it was unsuccessful in completing other transactions then the critical mass we deem necessary to succeed would not be attained.

BOARD MEETING OF OCTOBER 29, 2003

        At the October 29, 2003 meeting of Vista's Board of Directors, at which the Asset Sale was approved, the principal issues discussed related to:

  •
  The future strategic direction of Vista and our conclusion, reached earlier in 2003, that the Company was unable to invest in the development of both the Visualization Technology business and the Obesity Surgery Management Services business.

  •
  The conclusion that the Visualization Technology business would have the best opportunity to grow if it gained critical mass by being part of an organization with complementary products which would support increased sales and marketing activity.

  •
  Our belief that the growth potential of the Obesity Surgery Management Services business, in the context of the demographics of obesity, the early stage of development of that market and the current limited competitive situation, is more accessible to us, given our limited financial resources.

  •
  The operating capital requirements of the Visualization Technology business, particularly the necessary investment in long-lead components and the continued necessity to invest in research and development.

  •
  The potentially serious effect on the Company if the Visualization Technology business experiences even a short-term deviation from plan, as happened in the third quarter of 2003 because of technical delays caused by a key component supplier.

  •
  The urgency with which the Company needed to focus its attention and limited resources on the Obesity Surgery Management Services business, if it was to benefit from its early involvement in that market. The corresponding importance of arranging a near-term disposition of the Visualization Technology business, which, ideally, also represented an opportunity to recoup some of the investment the Company had made over the past ten years.

  •
  The conclusion that an Asset Sale to Viking represented the only viable opportunity available to conclude a transaction in the near term and that despite the uncertainties inherent in the structure of the transaction and limited track record of Viking, it was in the best interests of the Company and its shareholders.

DESCRIPTION OF THE ASSET PURCHASE AGREEMENT

        THE DESCRIPTION OF THE ASSET PURCHASE AGREEMENT SET FORTH IN THIS PROXY STATEMENT DOES NOT PURPORT TO BE COMPLETE; HOWEVER, ALL MATERIAL TERMS OF THE AGREEMENT ARE SUMMARIZED BELOW. STOCKHOLDERS SHOULD REVIEW THE ASSET PURCHASE AGREEMENT, A COPY OF WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A AND IS INCORPORATED HEREIN BY REFERENCE. YOU ARE URGED TO CAREFULLY READ THE ASSET

PURCHASE AGREEMENT IN ITS ENTIRETY. The schedules to the Asset Purchase Agreement are not attached as Appendix A, but we will provide our stockholders with such schedules upon request.

PURCHASE AND SALE OF ASSETS

        Under the terms of the Asset Purchase Agreement, we will sell to Viking substantially all of the assets used by us to conduct the operations of our Visualization Technology business (the "Business"). The assets to be acquired pursuant to the Asset Purchase Agreement include, among others, all machinery, equipment, furniture and other tangibles located at our Westborough, Massachusetts offices; all customer lists, all contracts used by us in the operation of the Business, all required permits and governmental licenses used by us in the conduct of the Business, and all of the goodwill of the Business. Viking will also assume all accounts payable, accrued payroll liabilities, accrued vacation and all other accrued liabilities relating to the operation of the Business. We will retain responsibility for all of our other liabilities. Inventory on hand and in work in progress will not be sold in the Asset Sale, but rather will be transferred to Viking on a consignment basis for which we will receive payment as such items are ultimately used by Viking. Certain assets to be excluded from the terms of the Asset Sale include our inventory of vitamin supplements that we sell to patients who have undergone gastric bypass surgery, and the contents of the office of our Chief Financial Officer, Stephen Gorgol, who will remain an employee of ours after the Asset Sale. Additionally we will enter into a License Agreement with Viking pursuant to which we will exclusively license to Viking (in exchange for royalty payments) all intellectual property and product rights used in operation of the Visualization Technology business and sale of products related to that business. We will retain ownership of all intellectual property and product rights until the required royalty obligations have been satisfied, at which time we will transfer ownership to Viking.

        The assets of the Business to be transferred in the Asset Sale are referred to in this Proxy Statement as the "Purchased Assets."

PURCHASE PRICE

        The purchase price for the Purchased Assets has several components: cash at closing, shares of stock at closing, royalty obligations to be satisfied post-closing and inventory relief payments to be satisfied (if at all) post-closing.

  Cash at Closing

        We will receive, at Closing, an initial cash payment of at least $132,000. The exact amount is to be determined by operation of a formula. Pursuant to that formula, we will receive $132,000 plus the difference between the value of our accounts receivable and accounts payable at closing, both of which are to be assumed by Viking. We have agreed that cash at closing shall not exceed $400,000. In the event the formula yields an amount in excess of $400,000, which could occur if our accounts receivable is larger than expected at closing, all amounts in excess of $400,000 will be paid to us as the related accounts receivable are collected by Viking, or 45 days after closing, whichever occurs first.

  Shares of Stock at Closing

        We will receive, at Closing, shares of Viking common stock equal to ten percent (10%) of Viking's fully-diluted capitalization (i.e., accounting for all outstanding common stock and preferred stock and assuming the exercise or conversion of outstanding convertible or exercisable securities). We expect that this will equate to approximately 3,100,000 shares of Viking common stock. Because of the status of Viking's business and the lack of an active trading market for its common stock, we are unable to assign a true value to these shares. For accounting and tax purposes, we value the shares as of Closing at $62,000, which is the same per share price paid by Donald E. Tucker, the principal investor in

Viking. We have made receipt of these shares by us part of the Asset Sale so that we and our stockholders could benefit to some degree in any future upside in the Business under Viking.

  Royalty Payments

        In exchange for the license by us to Viking of all intellectual property rights and product rights used in operation of the Business, Viking will make certain royalty payments to us over the course of the five (5) year period following the closing, or until Viking has paid us $4,500,000 in aggregate royalties, whichever comes first. Royalties will be paid to us in three separate categories. First, we will receive a five percent (5%) royalty on gross revenues received by Viking for all sales from our Aesculap, Wolf and OEM Camera product lines, including any improvements, derivatives, modifications or enhancements thereto. Second, for each of the first two years following the closing, we will receive a ten percent (10%) royalty on gross revenues received by Viking for sales of the Endosite System and the Three Chip Endosite System product lines (collectively, the "Vista Products") in excess of the gross revenues earned by us for sales of the Vista Products during calendar year 2003. Third, for the third, fourth and fifth years following the closing, we will receive a ten percent (10%) royalty on gross revenues received by Viking for sales of Vista Products.

  Inventory Relief Payments

        As part of the Asset Sale, we will transfer to Viking on a consignment basis our entire inventory of products and parts. Through the procedure we have agreed to with Viking, Viking will seek to use the inventory received from us prior to using any inventory it newly acquires after closing. We will be paid for any inventory used on a monthly basis over the course of the twelve (12) month period following the closing. Ownership to all inventory remaining unsold at the end of such twelve (12) month period will be transferred to Viking for $1.00.

ASSUMPTION OF LIABILITIES

        On the date of closing, Viking will assume selected liabilities of ours, including our accounts payable, the post-closing obligations and our obligations under specified contracts being assumed by Viking. We will remain liable for all tax liabilities, litigation matters and certain other liabilities.

REPRESENTATION AND WARRANTIES

        Under the Asset Purchase Agreement, we have represented and warranted with respect to, among other things, our organization, good standing and authority; our financial statements and Securities and Exchange reports; the absence of conflicts; our possession of valid consents and approvals; the lack of undisclosed liabilities; employee matters; our ownership rights with respect to intellectual property, the assets to be sold and our real property; the lack of litigation activities; our compliance with applicable law; our existing contracts; environmental matters; inventory; plants, buildings, structures, facilities and equipment; customer lists and accounts; relationships with suppliers and licensors; tax matters; permits; brokers; and material misstatements and omissions; and other customary matters.

        Under the Asset Purchase Agreement, Viking represented and warranted with respect to, among other things, its organization, good standing and authority; its authorized and outstanding capital stock; the lack of litigation activities; its financial statements and reports; its lack of undisclosed liabilities; the use of brokers; the absence of conflicts; its compliance with applicable law; consents and governmental approvals; trading in its securities; the status of the shares to be issued to us; and material misstatements and omissions, and other customary matters.

THE CLOSING

        We expect the closing of the Asset Sale will take place on March 5, 2004, or at such other time and in such manner as we and Viking mutually agree in writing (the "Closing"). At the Closing, the following shall occur:

  (i)
  possession of all of the Purchased Assets being sold will be taken by Viking;

  (ii)
  Viking will pay to us the cash portion of the purchase price and will issue to us the required number of shares of Viking common stock;

  (iii)
  each of Viking and us will have executed the License Agreement pursuant to which we license to Viking all intellectual property and product rights necessary to conduct the Business and sell the products of the Business, in exchange for the royalty payments to be made to us;

  (iv)
  we will execute and deliver to Viking a bill of sale, conveying good and marketable title in and to all of the Purchased Assets;

  (v)
  each of us and Viking will execute and deliver an Assignment and Assumption Agreement, pursuant to which we will assign the Purchased Assets and Viking will assume the assumed liabilities;

  (vi)
  each of us and Viking will execute and deliver a Registration Rights Agreement, pursuant to which we will possess the right to cause Viking to add our shares to a registration statement otherwise being effected by Viking;

  (vii)
  each of us and Viking will deliver updated versions of the disclosure schedules that had originally been delivered at signing of the Asset Purchase Agreement;

  (viii)
  each of us and Viking will deliver officer and secretary certificates certifying as to certain matters, including with respect to the matters of Material Adverse Effect, Stockholder Approval and Closing Deliveries; and

  (ix)
  we will deliver any necessary third party consents with respect to contracts of the Business being assumed by Viking.

CONDUCT OF THE BUSINESS PRIOR TO CLOSING

        Prior to the Closing, we are obligated to operate the Business in the ordinary course of business and to use commercially reasonable efforts to preserve the value of the Purchased Assets. Specifically, we have agreed (i) not to create or assume any material obligations; (ii) not to materially alter the terms of employment of employees of the Business; (iii) maintain insurance policies; (iv) not to dispose of or encumber the assets being sold; (v) not to enter into material agreements affecting the Business except on commercially reasonable terms; (vi) to comply with applicable laws and regulations; (vii) not to enter into agreements for the distribution of the assets being purchased; and (viii) not to materially amend our charter documents. Also, prior to Closing, Viking will have the right to make reasonable inspection of our books, records and facilities. In addition, prior to Closing, we shall give Viking prompt written notice of any action or occurrence which would make any of our representations or warranties in the Asset Purchase Agreement no longer accurate. Further, we have agreed not to seek or entertain any offers for the sale of the Business unless the Asset Purchase Agreement shall have been terminated.

CONDITIONS TO CLOSING

        Our obligation to sell the Purchased Assets to Viking and consummate the transactions described in the Asset Purchase Agreement are subject to the following: (i) there shall not have occurred any acts or events since signing of the Asset Purchase Agreement that have created or could reasonably be expected to create (individually or in the aggregate) a material adverse effect on Viking; (ii) Viking shall have obtained the approval of its shareholders (if necessary); and (iii) Viking shall have delivered the required documents at Closing.

        Viking's obligation to purchase the Purchased Assets and consummate the transactions described in the Asset Purchase Agreement are subject to the following: (i) there shall not have occurred any acts or events since signing of the Asset Purchase Agreement that have created or could reasonably be expected to create (individually or in the aggregate) a material adverse effect on us; (ii) we shall have obtained the approval of our stockholders; and (iii) we shall have delivered the required documents at Closing.

EMPLOYEE MATTERS

        Viking intends (and the Asset Purchase Agreement requires it) to offer employment to all employees of the Business other than Stephen Gorgol, who will remain an employee of ours. Other than Mr. Gorgol, all employees in our Westborough, MA location will be offered employment with Viking. Prior to Closing, Viking will discuss the terms of employment with each employee. Each employee who accepts employment with Viking will become a Viking employee on the day following the Closing.

        Viking will make offers of employment to all employees of the Business as of the Closing; essentially this covers all of the employees based in the Westborough, MA facility in which the Business is located, except for Stephen Gorgol, our Chief Financial Officer, who will remain with the Company. If any employee refuses an offer of employment by Viking, then the Company will be responsible for their severance. While we expect that all of our employees will transition to employment by Viking, we cannot guarantee it. We estimate that our maximum obligation for severance payments for all employees, except for John Kennedy, is $40,000. Mr. Kennedy, our Chief Operating Officer, is beneficiary of a severance agreement whereby he may receive twelve (12) months of salary continuation in the event that, following a substantial change in ownership or control, his employment is terminated other than for cause or he resigns following a material reduction in compensation or duties, or a substantial relocation of his principal place of employment. Our obligation for severance payment to Mr. Kennedy is $195,000. In addition, six employees of the Business, including Mr. Kennedy, are eligible for bonuses, payable if they are employees of the Business on the closing of the Asset Sale. The total of these bonuses is $210,000.

ACTIONS BY THE PARTIES AFTER CLOSING

  Indemnification

        We have agreed to indemnify Viking and persons related to it from losses and claims resulting from (i) any breach of any covenant, representation, warranty or agreement or the inaccuracy of any representation, made by us in or pursuant to the Asset Purchase Agreement, and (ii) liabilities that were not specifically assumed by Viking. Viking has agreed to indemnify us (and persons related to us) from losses and claims resulting from (i) any breach of any covenant, representation, warranty or agreement or the inaccuracy of any representation, made by us in or pursuant to the Asset Purchase Agreement, and (ii) any liabilities specifically assumed by Viking. Representations and warranties made by either party will survive the Closing for a period of twelve (12) months. Neither party shall have any indemnification obligations until the value of indemnification claims exceeds $50,000, and then only for the amounts in excess of $50,000. Our indemnification obligations are limited in value to the value of ten percent (10%) of the shares of Viking common stock issued to us at Closing (the "Indemnity Shares"), and recovery of those shares shall be Viking's sole source of satisfaction for indemnification claims. Viking's indemnification obligations are limited in value to the value of the Indemnity Shares, and Viking may satisfy these obligations through the issuance of additional shares to us. For the purpose of satisfying our indemnification obligations, we have agreed not to transfer the Indemnity Shares for a period of twelve (12) months following the Closing.

  Transfer of Corporate Name

        We have agreed that, subject to approval by our stockholders, which we intend to seek in connection with our 2004 annual meeting of stockholders, we will transfer and assign to Viking all rights in the name "Vista Medical Technologies," as the same is used by us in whole. We will continue to use "Vista" in our corporate name, in a form yet to be decided.

TERMINATION

        The Asset Purchase Agreement may be terminated prior to Closing for a variety of reasons:

  (i)
  us and Viking, acting together, can terminate the Asset Purchase Agreement at any time;

  (ii)
  at any time after March 19, 2004, either party may unilaterally terminate the Asset Purchase Agreement, provided that such terminating party (A) is not then in material breach and (B) has not principally caused the failure of the Closing;

  (iii)
  by one party upon notice to the other if there has been an uncured material breach of a representation, warranty or covenant and the terminating party has not breached any of its obligations; and

  (iv)
  by either party if the other becomes insolvent or becomes involved in bankruptcy (or other creditor protection) proceedings.

REGISTRATION RIGHTS

        In connection with the Closing, we will execute a registration rights agreement with Viking pursuant to which we will have the right to include our shares of Viking common stock in any registration statement (other than on Forms S-8 or S-4) effected by Viking until the earlier of (i) seven (7) years from Closing or (ii) such time that we can sell all of our Viking shares in a three (3) month period under SEC Rule 144.

CONFIDENTIALITY

        Each party has agreed to keep confidential, to the extent allowed by law, all information learned about each other in connection with the Asset Sale. No press release or other public announcement or disclosure regarding the Asset Sale may be made without the approval of the other party.

USE OF PROCEEDS FROM THE ASSET SALE

        We intend to use part of the proceeds from the Asset Sale to provide a portion of the funds required to implement the business model for our Obesity Surgery Management Services business. We are also considering whether to apply part of the proceeds towards reaching agreement with our Series A preferred stockholders to convert their preferred stock to common stock.

        Following the Asset Sale, we intend to reposition the Company as a pure-play healthcare services business focused on products and services for the disease state management of severe obesity. We have already built a position in obesity management services, since 2001, with clinical training programs and consulting services focused on assisting hospitals to develop bariatric surgery programs. We have now further developed our product offering to include additional consulting services and a program management service whereby we will directly manage bariatric surgical programs on behalf of hospitals. We have also recruited a new management team which has experience in managed care, hospital management and the provision of consulting services to hospitals. We do not expect that the proceeds from this Asset Sale will be adequate to fund the business model for our management services business, particularly as the proceeds will be spread over up to a five (5) year period. However, the closing of this Asset Sale will eliminate the need to allocate cash resources to support the Visualization Technology business. We believe that it will also facilitate the raising of new capital because we will be presenting a focused, pure-play investment opportunity. We have commenced discussions with potential new investors and have received informal expressions of interest for approximately $500,000. We estimate that the total new investment which we will need to execute our Management Services business model is approximately $2,500,000 over the next two years. Such investment may not be available on the time scale which we require, or at all. However, we believe that the divestiture of the Visualization Technology business will facilitate negotiations with prospective investors.

        We do not intend to distribute the Viking shares received under the Asset Sale to our stockholders.

REGULATORY APPROVALS

        No special regulatory approvals or compliances are required for completion of the Asset Sale.

INTERESTS OF VISTA DIRECTORS AND OFFICERS IN THE ASSET SALE

        One officer of Vista, John Kennedy, Vista's Executive Vice President and Chief Operating Officer, will likely become a Viking employee upon closing of the Asset Sale. Mr. Kennedy is beneficiary of a severance agreement whereby he will receive twelve (12) months of salary continuation in the event that, following a substantial change in ownership or control, his employment is terminated other than for cause or he resigns following a material reduction in compensation or duties, or a substantial relocation of his principal place of employment. The obligation for these severance payments equals $195,000. In addition, six employees of the Business, including Mr. Kennedy, are eligible for bonuses, payable if they are employees of the Business on the closing of the Asset Sale. The total of these bonuses is $210,000. Mr. Kennedy's bonus is $100,000.

        Additionally, Viking has agreed to provide for the election of John Lyon, a current officer and director of Vista, to the board of directors of Viking. This election shall occur at the option of Mr. Lyon and at any time within 90 days following Closing (but not prior to Closing).

        Further, Steve Gorgol, our Chief Financial Officer, will receive a cash bonus of $60,000 from Vista upon the Closing.

RISKS ASSOCIATED WITH VIKING SYSTEMS

        The Asset Sale poses risks for our stockholders. Before deciding how to vote on this proposal, stockholders should consider the following risks:

Risks Regarding Viking's Business Status

        Operating History; No Assets; No Present Source of Revenues.    Viking has been inactive since 2002. We have been informed by Viking that it intends to attempt to commence active operations in the future by acquiring assets from us and by acquiring other operations. Potential investors should be aware that there is only a limited basis upon which to evaluate Viking's prospects for achieving its intended business objectives. Viking has no resources and has had limited revenues since its formation. In addition, Viking will not generate any revenues (other than investment income) until, at the earliest, the consummation of the acquisition of the assets from us or some other operation. This calls into doubt Viking's ability to satisfy our liabilities and pay royalties to us.

        Viking is essentially re-starting operations that have, until recently, been dormant. Starting and building a business is a difficult and risky process. We have received representations that Viking will be properly funded and staffed, and that a suite of products will be acquired or built, but that is a developing process and we cannot be sure that Viking's business will be properly developed.

        Additional Financing Requirements.    Viking will likely be required to seek additional financing in order to fund its operations and carry out its business plan. Viking represented that it anticipates that cash necessary to complete the acquisition of assets from us will be obtained through the sale of its securities to Donald E. Tucker. However, in order to fund its operations and effect additional acquisitions, Viking will be required to obtain additional capital. There can be no assurance that such financing will be available on acceptable terms, or at all. Viking does not have any arrangements with any bank or financial institution to secure additional financing and there can be no assurance that any such arrangement, if required or otherwise sought, would be available on terms deemed to be commercially acceptable and in its best interests.

        No public market for Securities.    There is no public market for Viking's common stock and Viking can give no assurance that an active market will develop, or if developed, that it will be sustained. It is unlikely that any market will develop prior to the consummation of the Asset Sale. Even if the Asset Sale is completed, there can be no assurance that a trading market for Viking's securities will ever develop.

        Auditor's Opinion has a Going Concern Qualification.    Viking's auditor's report dated December 19, 2003 for the year ended December 31, 2002 included a going concern qualification which stated that Viking's significant operating losses raise substantial doubt about its ability to continue as a going concern.

        No Appraisal of Vista Assets.    Viking did not obtain an independent appraisal or valuation of the assets and operations it intend to acquire from us.

        No Dividends.    Viking does not anticipate paying any dividends and any gains from your investment in its stock will have to come from increases in the price of such stock. Viking currently intends to retain any future earnings for use in its business and does not anticipate paying any cash dividends in the foreseeable future.

Medical Operations Risks

        Viking intends to acquire assets and operations from us in the Asset Sale. Viking also intends to attempt to acquire additional medical products and operations from time to time as opportunities become available. Viking's operations in the medical product industry will subject it to various risks which include, but are not limited, to the following:

        Viking Will Operate in a Competitive Market.    The market for medical products and services is competitive and new offerings and technologies are becoming available regularly. Viking cannot guarantee that it will compete successfully against our potential competitors, especially those with significantly greater financial resources or brand name recognition.

        If Viking Fails to Retain Key Personnel and Hire, Train and Retain Additional Qualified and Experienced Employees, Viking May Not Be Able to Compete Effectively. If the Asset Sale is completed, Viking will hire substantially all of the employees involved in our Visualization Technology Business. Vista's future success will depend to a large extent on retaining such employees and recruiting sufficient qualified employees to fill vacancies created by attrition or expansion of its operations. There is likely to be a competitive labor market for such staff and there is no assurance that Viking will be able to attract and retain an adequate number of suitable employees.

        Viking Will Be Subject To Significant Domestic and International Regulation and May Not Be Able To Obtain Necessary Regulatory Clearances to Sell Our Products.    Viking intends to sell medical

devices. The manufacture and sale of medical devices intended for commercial distribution are subject to extensive governmental regulation. Viking's failure to comply with regulatory requirements would jeopardize its ability to market our products. Noncompliance with applicable requirements can result in failure of the regulatory agency to grant pre-market clearance or approval for devices, withdrawal or suspension of approval, total or partial suspension of production, fines, injunctions, civil penalties, refunds, recall or seizure of products and criminal prosecution. Medical devices are regulated in the United States primarily by the FDA and, to a lesser extent, by state agencies. Sales of medical device products outside the United States are subject to foreign regulatory requirements that vary from country to country. Generally, medical devices require pre-market clearance or pre-market approval prior to commercial distribution. A determination that information available on the medical device is not sufficient to grant the needed clearance or approval will delay market introduction of the product. In addition, material changes or modifications to, and changes in intended use of, medical devices also are subject to FDA review and clearance or approval. The FDA regulates the research, testing, manufacture, safety, effectiveness, labeling, storage, record keeping, promotion and distribution of medical devices in the United States and the export of unapproved medical devices from the United States to other countries. The time required to obtain approvals required by foreign countries may be longer or shorter than that required for FDA clearance, and requirements for licensing may differ from FDA requirements. The current regulatory environment in Europe for medical devices differs significantly from that in the United States.

        Viking Expects to Encounter Rapid Technological Change and Significant Competition.    The medical device market in which Viking intends to compete is characterized by intensive development efforts and rapidly advancing technology. Viking's future success will depend, in large part, upon our ability to anticipate and keep pace with advancing technology and competing innovations. Viking may not be successful in identifying, developing and marketing new products or enhancing our existing products. Viking believes that a number of large companies, with significantly greater financial, manufacturing, marketing, distribution and technical resources and experience than Viking, are focusing on the development of visualization products for minimally invasive microsurgery.

        Viking's Profitability in the Visualization Technology Business to be Acquired From Us is Directly Related to the Level Of Reimbursements for Surgical Procedures Using the Offered Products.    If Asset Sale is approved, Viking intends to market the products now marketed by us in its Medical Technology Business. Viking profitability will be directly related to the level of payments for the surgical procedures, in which its products will be involved, either by Medicare or private insurance companies. Viking could be adversely affected by changes in payment policies of government or private health care payors, particularly to the extent any such changes affect payment for the procedure in which its products are intended to be used. It is a continuing trend in U.S. health care for such payments to be under continual scrutiny and downward pressure. Viking believes that reimbursement in the future will be subject to increased restrictions, both in the United States and in foreign markets and that the overall escalating cost of medical products and services has led to and will continue to lead to increased pressures on the health care industry, both foreign and domestic, to reduce the cost of products and services, including products which Viking offers.

        Viking expects that its products typically will be used by hospitals and surgical centers, which bill various third-party payors, such as governmental programs and private insurance plans, for the health care services provided to their patients. Third-party payors carefully review and increasingly challenge the prices charged for medical products and services or negotiate a flat rate fee in advance. Payment rates from private companies also vary depending on the procedure performed, the third-party payor, the insurance plan and other factors. Medicare compensates hospitals at a predetermined fixed amount for the costs associated with an in-patient hospitalization based on the patient's discharge diagnosis and compensates physicians at a pre-determined fixed amount based on the procedure performed, regardless of the actual costs incurred by the hospital or physician in furnishing the care and unrelated to the specific devices or systems used in that procedure. Medicare and other third-party payors are increasingly scrutinizing whether to cover new products and the level of payment for new procedures. The flat fee reimbursement trend is causing hospitals to control costs strictly in the context of a managed care system in which health care providers contract to provide comprehensive health care for a fixed cost per person. Viking cannot predict what changes will be made in the reimbursement methods utilized by such third-party payors.

        If Viking obtains the necessary foreign regulatory registrations or approvals, market acceptance of its products in international markets would be dependent, in part, upon the acceptance by the prevailing health care financing system in each country. Health care financing systems in international markets vary significantly by country and include both government sponsored health care programs and private insurance. Viking cannot assure you that these financing systems will endorse the use of its products.

        Viking May Be Subject To Product Liability Claims And Have Limited Insurance Coverage.    By engaging in the medical devices business, Viking will face an inherent and significant business risk of exposure to product liability claims in the event that the use of its products results in personal injury or death. Also, in the event that any of its products proves to be defective, Viking may be required to recall or redesign such products. Viking will need to attempt to obtain adequate product liability insurance coverage. If Viking is able to obtain insurance, of which there can be no assurance, its coverage limits may not be adequate to protect Viking from any liabilities it might incur in connection with the development, manufacture and sale of its products. Product liability insurance is expensive and in the future may not be available to Viking on acceptable terms, if at all. A successful product liability claim or series of claims brought against Viking in excess of its insurance coverage or a product recall would negatively impact its business.

        Viking Management.    Viking's management team consists of senior-level executives with experience in the acquisition and operation of various businesses. While Viking's principal investor has extensive knowledge of the medical technology business from his consulting activities, the management team does not have specific experience in operating a medical device company.

DISSENTERS' RIGHTS

        Stockholders of the Company will have no dissenter's or appraisal rights under the Delaware General Corporation Law or otherwise in connection with the Asset Sale.

CONSEQUENCES IF THE ASSET SALE IS NOT COMPLETED

        If the Asset Sale is not completed, we will continue to pursue a similar transaction. We believe it will be more difficult to pursue our plans for our Obesity Management Services business, including seeking additional funds, until the Company sells the Business and focuses on the Obesity Management Services business. In addition, if the Asset Sale is not completed, the Company may be obligated to curtail some operations to conform with its available cash resources.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors unanimously recommends a vote "FOR" the approval of Proposal No. 1.

PROPOSAL NO. 2

TRANSACTION OF OTHER BUSINESS

        The Board of Directors does not intend to bring any other matters before the Special Meeting other than as set forth above. As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be brought before the Special Meeting by others. However, if any other matters are brought before the Special Meeting, or any postponements or adjournments thereof, the proxy holders named in the enclosed form of Proxy will vote in accordance with their discretion on such matters. The Board of Directors unanimously recommends a vote "For" the approval of Proposal No. 2.

OWNERSHIP OF SECURITIES

        The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of January 13, 2004, by (i) all persons who are beneficial owners of five percent (5%) or more of our common stock, (ii) each director, (iii) each executive officer and (iv) all current directors and executive officers as a group.

        Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable. Share ownership in each case includes shares issuable upon exercise of certain outstanding options as described in the footnotes below. The address for those individuals for which an address is not otherwise indicated is: 2101 Faraday Avenue, Carlsbad, California 92008.

Name and Address of Beneficial Owner	Number of Shares	Percentage Beneficially Owned(1)
Funds advised by Domain Associates (2) One Palmer Square Princeton, NJ 08542	1,050,525	17.5%
SBIC Partners, L.P. (4) 201 Main Street, Suite 2302 Fort Worth, TX 76102	822,194	13.7%
Vectra Partners LLC	631,579	10.5%
James C. Blair (3)	1,057,713	17.6%
Scott R. Pancoast (5)	634,392	10.6%
Daniel J. Holland (6)	173,791	2.9%
John R. Lyon (7)	159,199	2.6%
Allen Newman (8)	84,000	1.4%
John Kennedy (9)	59,640	*
Larry Osterink (10)	42,063	*
Stephen Gorgol (11)	41,464	*
George B. Dehuff (12)	11,667	*
All directors and executive officers as a group (9 persons) (13)	2,263,929	37.7%

*
Less than 1%

(1)
Percentage of ownership is based on 5,007,918 shares of Common Stock and 1,000,000 shares of Series A Convertible Preferred Stock outstanding on January 13, 2004. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after January 13, 2004, are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

(2)
Includes 1,030,182 shares beneficially owned by Domain Partners III, L.P., 15,468 shares beneficially owned by DP III Associates, L.P. and 4,875 shares beneficially owned by Domain Associates L.L.C. Dr. Blair is a managing member of Domain Associates L.L.C.

(3)
Includes 7,188 shares issuable upon exercise of options exercisable within 60 days of January 13, 2004. Also includes 1,030,182 shares beneficially owned by Domain Partners III, L.P., 15,468 shares beneficially owned by DP III Associates, L.P. and 4,875 shares beneficially owned by Domain Associates L.L.C. Dr. Blair is a managing member of Domain Associates L.L.C.

(4)
Includes 1,250 shares beneficially owned by The Binkley Family Trust and 452,523 shares beneficially owned by SBIC Partners, L.P., a Texas limited partnership ("SBIC Partners"). Also includes 368,421 shares of Series A Convertible Preferred Stock acquired in a Preferred Stock financing on March 3, 2003 by SBIC Partners, L.P. SBIC Partners is the beneficial owner of all shares of the Company's Common Stock registered in its name. Forrest Binkley & Brown L.P., a Texas limited partnership ("FBB"), is the managing general partner of SBIC Partners, and Forrest Binkley & Brown Venture Co., a Texas corporation ("Venture Co."), is the sole general partner of FBB. Nicholas Binkley, a limited partner of FBB and an executive officer, director and shareholder of Venture Co., resigned as one of our directors on February 21, 2003

(5)
Includes 631,579 shares of Series A Convertible Preferred Stock beneficially owned by Vectra Partners LLC. Also includes 2,813 shares issuable upon exercise of options within 60 days of January 13, 2004.

(6)
Includes 12,063 shares issuable upon exercise of options exercisable within 60 days of January 13, 2004. Also includes 161,728 shares beneficially owned by One Liberty Fund III, L.P. Mr. Holland is a general partner of One Liberty Partners III, L.P., which is a general partner of One Liberty Fund III, L.P. Mr. Holland disclaims beneficial ownership with respect to all shares of Common Stock owned by One Liberty Fund III, L.P.

(7)
Includes 100,110 shares issuable upon exercise of options exercisable within 60 days of January 13, 2004.

(8)
Includes 59,097 shares issuable upon exercise of options exercisable within 60 days of January 13, 2004.

(9)
Includes 46,635 shares issuable upon exercise of options exercisable within 60 days of January 13, 2004.

(10)
Includes 12,063 shares issuable upon exercise of options exercisable within 60 days of January 13, 2004.

(11)
Includes 33,653 shares issuable upon exercise of options exercisable within 60 days of January 13, 2004.

(12)
Includes 11,667 shares issuable upon exercise of options exercisable within 60 days of January 13, 2004.

(13)
Includes 285,289 shares issuable upon exercise of options exercisable within 60 days of January 13, 2004. See also footnotes 2, 3, 4, 5 and 6.

PROPOSALS OF STOCKHOLDERS

        Proposals of stockholders to be considered for inclusion in the Proxy Statement and proxy card for the 2005 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Secretary of Vista Medical Technologies on or before December 31, 2004. These proposals will be considered untimely if not received in a reasonably time prior to printing of the proxy statement and must also comply with the other rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the proxy statement.

ADDITIONAL INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's Public Reference Rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at (800) SEC-0330 for further information. You can also obtain copies of our SEC filings by going to the SEC website at http://www.sec.gov.

                      By Order of the Board of Directors,

                      Stephen Gorgol,
                      Secretary
                      February    , 2004

DETACH HERE

PROXY

VISTA MEDICAL TECHNOLOGIES, INC.

FOR THE SPECIAL MEETING OF STOCKHOLDERS, MARCH 4, 2004
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John R. Lyon and Stephen A. Gorgol, and each of them jointly and severally, as proxy holders, with full power of substitution and resubstitution, to vote all shares of stock which the undersigned is entitled to vote at the Special Meeting of Stockholders of Vista Medical Technologies, Inc. to be held on Thursday, March 4, 2004, or at any postponements or adjournments thereof, as specified on this Proxy, and to vote in the proxy holders' discretion on such other business as may properly come before the Special Meeting and any postponements or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 AND PROPOSAL 2

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

VISTA MEDICAL TECHNOLOGIES, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

THIS IS YOUR PROXY.
YOUR VOTE IS IMPORTANT.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.
		FOR	AGAINST	ABSTAIN
1.	Approval of Proposal to Sell the Assets of the Company's Visualization Technology Business to Viking Systems, Inc., a Nevada corporation, pursuant to an Asset Purchase Agreement, dated as of .	☐	☐	☐
2.
In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the Special Meeting and upon other matters as may properly come before the Special Meeting, or any postponements or adjournments thereof.

Unless otherwise specified by the undersigned, this proxy will be voted FOR Proposal 1 and Proposal 2 and will be voted by the proxy holders at their discretion as to any other matters properly transacted at the Special Meeting or any postponements or adjournments thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

Please sign exactly as name appears on your stock certificate. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the name of more than one person, each should sign.

Signature:	Date:	Signature:	Date:

Appendix A

ASSET PURCHASE AGREEMENT

by and among

 Vista Medical Technologies, Inc.

and

 Viking Systems, Inc.

dated December 22, 2003

i

4.9	No Conflicts	A-16
4.10	Consents and Governmental Approvals and Filings	A-16
4.11	Compliance with Law	A-16
4.12	Trading of Securities	A-16
4.13	Closing Shares	A-17
4.14	Material Misstatements and Omissions	A-17
ARTICLE V COVENANTS OF THE PARTIES		A-17
5.1	Operation of Business Prior to Closing Date	A-17
5.2	Investigation by Purchaser	A-18
5.3	Consents	A-18
5.4	Notification of Certain Matters	A-18
5.5	Cooperative Efforts	A-18
5.6	Filings	A-18
5.7	Inconsistent Activities	A-18
5.8	Public Announcements	A-19
5.9	Employee Matters	A-19
5.10	Prorations	A-19
5.11	Confidentiality	A-20
5.12	Approval of the Company's Stockholders	A-20
5.13	Updating of Disclosure Schedules	A-20
5.14	Board of Directors of Purchaser	A-20
ARTICLE VI CONDITIONS TO THE OBLIGATIONS OF THE COMPANY		A-20
6.1	No Material Adverse Effect	A-20
6.2	Stockholder Approval	A-21
6.3	Closing Deliveries	A-21
ARTICLE VII CONDITIONS TO THE OBLIGATIONS OF PURCHASER		A-21
7.1	Material Adverse Effect	A-21
7.2	Stockholder Approval	A-21
7.3	Closing Deliveries	A-21
ARTICLE VIII ACTIONS BY THE PARTIES AFTER THE CLOSING		A-21
8.1	Survival of Representations, Warranties, Etc.	A-21
8.2	Indemnification	A-21
8.3	Restriction on Transferability of the Securities	A-23
8.4	Agreement not to dispose of Indemnity Shares	A-23
8.5	Further Assurances	A-24
8.6	Reports Under Securities Exchange Act of 1934	A-24
8.7	Transfer of Rights to Name	A-24
8.8	Access to Records	A-24
8.9	Transitional Use of Financial System	A-24
8.10	Payment of Royalties	A-24
8.11	Payment for Inventory	A-24
ARTICLE IX MISCELLANEOUS		A-24
9.1	Termination	A-24
9.2	Notices	A-25
9.3	Entire Agreement	A-26
9.4	Waiver	A-26
9.5	Amendment	A-26
9.6	No Third Party Beneficiary	A-26

9.7	No Assignment; Binding Effect	A-27
9.8	Headings	A-27
9.9	Severability	A-27
9.10	Governing Law	A-27
9.11	Consent to Jurisdiction and Forum Selection	A-27
9.12	Expense	A-27
9.13	Construction	A-27
9.14	Counterparts	A-28

Schedules and Exhibits

Schedules

Schedule 2.1(a)	Products
Schedule 2.1(b)	Property
Schedule 2.1(c)	Customer Lists and Accounts
Schedule 2.1(d)	Assumed Contracts
Schedule 2.1(e)	Permits
Schedule 2.1(g)	Inventory
Schedule 2.1(h)	Accounts
Schedule 2.2	Excluded Assets
Schedule 2.3	Assumed Liabilities
Schedule 2.5	Allocation

Disclosure Schedule

Exhibits

Exhibit A	License Agreement
Exhibit B	Bill of Sale
Exhibit C	General Assignment
Exhibit D	Registration Rights Agreement
Exhibit E	Inventory Procedure

ASSET PURCHASE AGREEMENT

        This Asset Purchase Agreement ("Agreement") is made and entered into as of December 22, 2003, by and among Viking Systems, Inc., a Nevada corporation ("Purchaser") and Vista Medical Technologies, Inc., a Delaware corporation (the "Company").

RECITALS

        WHEREAS, Purchaser desires to acquire from the Company, and the Company desires to sell to Purchaser, certain assets of the Company's medical device and technology business (the"Business") on the terms and subject to the conditions set forth in this Agreement; and

        WHEREAS, the Purchaser desires to assume certain liabilities of the Business as more fully described herein; and

        WHEREAS, the Company shall retain certain product rights with respect to the products and assets of the Business, which product rights will be exclusively licensed to Purchaser pursuant to the terms of the License Agreement; and

        WHEREAS, certain other assets and liabilities of the Company will remain with the Company and not be transferred to Purchaser, all as more particularly set forth herein; and

        WHEREAS, Purchaser and the Company acknowledge that this Agreement and the agreements attached as exhibits hereto collectively constitute the agreements necessary to accomplish the transactions contemplated by this Agreement and are parts of an integrated arrangement between the parties with respect to the purchase and sale of the Purchased Assets (as defined in Section 1.1) and certain licenses and other relationships between the parties, and that separate agreements have been used for the sake of convenience.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

        1.1   Defined Terms. As used in this Agreement, the following defined terms have the meanings indicated below:

        "Actions or Proceedings" means any action, suit, proceeding, arbitration, Order, inquiry, hearing, assessment with respect to fines or penalties or litigation (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental or Regulatory Authority.

        "Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person.

        "Assets and Properties" and "Assets or Properties" of any Person each means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, whether absolute, accrued, contingent, fixed or otherwise and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person, including, without limitation, cash, cash equivalents, accounts and notes receivable, chattel paper, documents, instruments, general intangibles, real estate, equipment, inventory, goods and Intellectual Property.

        "Assumed Contracts" has the meaning set forth in Section 2.1(d) below.

        "Assumed Liabilities" has the meaning set forth in Section 2.3(a) below.

        "Books and Records" of any Person means all files, documents, instruments, papers, books, computer files (including but not limited to files stored on a computer's hard drive or on floppy disks), electronic files and records in any other medium relating to the business, operations or condition of such Person.

        "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of California are authorized or obligated to close.

        "Cash Purchase Price" means the sum of (i) $132,000 and (ii) the difference (at Closing) between the Company's aggregate accounts receivable and aggregate accounts payable. To the extent the Cash Purchase Price exceeds $400,000, only $400,000 will be paid at Closing and the remainder will be paid upon the earlier of (i) collection of the associated accounts receivable or (ii) forty-five (45) days after Closing.

        "Claim Notice" has the meaning set forth in Section 8.2(c).

        "Closing" has the meaning set forth in Section 2.9(a) below.

        "Closing Date" has the meaning set forth in Section 2.9(a) below.

        "Closing Shares" means that number of shares of Purchaser's Common Stock equal to 10% of Purchaser's fully-diluted capitalization (which, for purposes of calculation, includes all outstanding common stock, preferred stock and convertible or exercisable securities) as of Closing.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Company" has the meaning set forth in the first paragraph of this Agreement.

        "Company Disclosure Schedule" means the disclosure schedule of the Company attached hereto which sets forth the exceptions to the representations and warranties contained in Article III hereof and certain other information called for by this Agreement.

        "Company Intellectual Property" means any Intellectual Property exclusively relating to the conduct of the Business that is owned by, exclusively licensed to or managed by the Company.

        "Company Records" has the meaning set forth in Section 2.1(f) below.

        "Company Reports" has the meaning set forth in Section 3.3 below.

        "Confidentiality Agreement" has the meaning set forth in Section 5.11 below.

        "Customer Lists and Accounts" has the meaning set forth in Section 2.1(f) below.

        "Damages" has the meaning set forth in Section 8.2(a) below.

        "Dispute Notice" has the meaning set forth in Section 8.2(c).

        "Encumbrances" means any mortgage, pledge, assessment, security interest, deed of trust, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale or title retention agreement or other agreement to give any of the foregoing in the future.

        "Environment" means any surface water, ground water, drinking water supply, land surface or subsurface strata, ambient air and any indoor workplace.

        "Environmental Laws" means all national, state, local and foreign laws, codes, regulations, common law, requirements, directives, Orders, and administrative or judicial interpretations thereof, all as in effect on the date hereof or on the Closing Date, that may be enforced by any Governmental or Regulatory Authority, relating to pollution, the protection of the Environment and the safety of workers and the public, or the regulation of the emission, discharge, disposal, release or threatened release of Materials in or into the Environment.

        "Environmental Notice" means any written notice by any Person alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental costs, harm or damages to person, property, natural resources or other fines or penalties) arising out of, based on or resulting from (a) the emission, discharge, disposal, release or threatened release in or into the Environment of any Materials or (b) circumstances forming the basis of any violation, or alleged violation, of any applicable Environmental Law.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Excluded Assets" has the meaning set forth in Section 2.2 below.

        "Fair Market Value" has the meaning set forth in Section 8.2(e)(iv) below.

        "Financial System" has the meaning set forth in Section 8.9 below.

        "GAAP" means United States generally accepted accounting principles.

        "General Assignment" has the meaning set forth in Section 2.9(b)(iv) below.

        "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or other country, any state, county, city or other political subdivision.

        "Indemnity Shares" means 10% of the Closing Shares, al of which are to be held by the Company in accordance with the terms of this Agreement.

        "Intellectual Property" means (i) trademarks, service marks, trade names, trade dress, labels, product configurations, logos, and all other names and slogans associated with any products or embodying the goodwill of the Business, whether or not registered, and any applications or registrations therefor (including any goodwill or common law rights associated therewith), (ii) plans, design drawings, specifications and performance criteria, operating instructions and maintenance manuals, manufacturing information (including production documentation, methods, layouts and supplier and cost information), copies of on-site computer software and related documentation (including, without limitation, source and object code to the extent available), prototypes, models or samples, ideas, concepts and data, research records, all promotional literature, customer and supplier lists and similar data and information and all other confidential or proprietary technical and business information, (iii) copyrights, copyright registrations and applications for registration, (iv) patent and patent applications (including all reissues, divisions, continuations, continuations-in-part, renewals, and extensions of the foregoing) owned by the Company and (v) all other intellectual property rights and goodwill related thereto.

        "Knowledge of the Company" or "Known to the Company" means the actual knowledge of any Company executive officer after reasonable inquiry.

        "Leased Real Property" has the meaning set forth in Section 3.9 below.

        "Liabilities" means any liability, debts, obligations of any kind or nature (whether known or unknown, whether asserted, or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including but not limited to any liability for Taxes.

        "License Agreement" has the meaning set forth in Section 2.2 below.

        "Materials" means pollutants, contaminants or chemical, industrial, hazardous, radioactive or toxic materials or wastes, including, without limitation, petroleum, petroleum products and radiation.

        "Material Adverse Effect" means, for any Person, a material adverse effect, whether individually or in the aggregate, (a) on the business, operations, financial condition, Assets and Properties, Liabilities or prospects of such Person, or (b) on the ability of such Person to consummate the transactions contemplated hereby. For an event or condition to have a Material Adverse Effect hereunder, such event or condition must specifically and particularly affect the Person in question as opposed to affecting generally the economy, an industry or society (or a segment thereof).

        "Offer Recipients" has the meaning set forth in Section 5.9(a) below.

        "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

        "Ordinary Course of Business" means the action of a Person that is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person.

        "Permits" means all licenses, permits, certificates of authority, authorizations, approvals, registrations and similar consents granted or issued by any Governmental or Regulatory Authority relating to the Business, the Purchased Assets or the Assumed Liabilities.

        "Permitted Encumbrances" means (i) anyEncumbrance for taxes that are not yet due or payable, (ii) any Encumbrance for tax assessments and other charges or claims with respect to taxes, the validity of which are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles, (iii) any minor imperfection of title or similar Encumbrances which individually or in the aggregate with other such Encumbrances does not impair the value of the property subject to such Encumbrance or the use of such property in the conduct of the Business, (iv) mechanics' and materialmen's liens incurred in the Ordinary Course of Business for construction or alterations, (v) statutory liens of landlords and workmen's, repairmen's, warehousemen's and carriers' liens arising in the Ordinary Course of Business, (vi) requirements incurred or other Encumbrances relating to deposits made in the Ordinary Course of Business in connection with workers' compensation, unemployment insurance and other similar statutory requirements and (vii) Eencumbrances constituted by the terms of (A) any equipment lease; (B) any capital lease; (C) any license and (D) any real property lease.

        "Person" means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

        "Products" has the meaning set forth in Section 2.1(a) below.

        "Property" has the meaning set forth in Section 2.1(b) below.

        "Purchased Assets" has the meaning set forth in Section 2.1 below.

        "Purchaser" has the meaning set forth in the first paragraph of this Agreement.

        "Purchaser Disclosure Schedule" means the disclosure schedule of the Purchaser attached hereto which sets forth the exceptions to the representations and warranties contained in Article IV hereof and certain other information called for by this Agreement.

        "Purchaser Group" has the meaning set forth in Section 8.2(a) below.

        "Registration Rights Agreement" means the agreement substantially in the form of Exhibit D attached hereto.

        "SEC" means the United States Securities and Exchange Commission, or any successor entity.

        "Securities" means, collectively, the Closing Shares and Indemnity Shares.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Survival Period" has the meaning set forth in Section 8.1 below.

        "Tax" (and, with correlative meaning, "Taxes," "Taxable" and "Taxing") means all sales and use taxes, real and personal property taxes, income taxes, gross receipts taxes, documentary transfer taxes, employment taxes, withholding taxes, unemployment insurance contributions and other taxes or governmental charges of any kind, however denominated, including any Liability in respect thereto, under any federal, state, local, foreign or other applicable tax law.

        "Tax Return" means any return, report, information return, schedule or other document (including any related or supporting information) filed or required to be filed with respect to any taxing authority with respect to Taxes.

        "Updated Capitalization Representation" has the meaning set forth in Section 4.2 below.

        "Updated Company Disclosure Schedule" has the meaning set forth in Section 5.13 below.

        "Updated Purchaser Disclosure Schedule" has the meaning set forth in Section 5.13 below.

        1.2   Construction of Certain Terms and Phrases. Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (d) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; (e) the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or"; and (f) "including" means "including without limitation." Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

ARTICLE II
PURCHASE AND SALE OF ASSETS

        2.1   Purchase and Sale of Certain Assets of the Company. Subject to the terms and conditions hereof, the Company shall sell, assign, grant, transfer, convey and deliver to Purchaser, and Purchaser shall purchase and accept from the Company as of the Closing, other than the Excluded Assets, all of the assets of the Business, wherever situated, as the same shall exist on the Closing Date (collectively, the "Purchased Assets"), including without limitation the following:

          (a)   Products. All products listed on Schedule 2.1(a), including without limitation all specifications, documentation, supplements, improvements, modifications, updates, corrections and enhancements to past versions of such products, shipping versions of such products and versions of such products currently under development (the "Products")

          (b)   Property. All fixed assets and tangible personal property used exclusively in the operation of the Business and set forth in Schedule 2.1(b) attached hereto (the "Property");

          (c)   Customer Lists. All customer lists and customer accounts owned by the Company and used primarily in operation of the Business and set forth in Schedule 2.1(c) attached hereto (the "Customer Lists and Accounts");

          (d)   Assumed Contracts. All rights of the Company under the agreements entered into between the Company and third parties named therein in the operation of the Business and listed in Schedule 2.1(d) attached hereto (the "Assumed Contracts");

          (e)   Permits. All Permits (other than Permits that are not assignable pursuant to applicable laws) issued to or held by the Company relating to the Purchased Assets, the Business or Assumed Liabilities as forth in Schedule 2.1(e) attached hereto;

          (f)    Company Records. All of the Books and Records of the Company exclusively related to the Business, Purchased Assets and Assumed Liabilities (the "Company Records");

          (g)   Inventory. Only the inventory of the Business set forth in Schedule 2.1(g); and

          (h)   Accounts. All accounts receivable and accounts payable of the Business as set forth in Schedule 2.1(h).

        2.2   Excluded Assets. The Company shall retain all of its rights, title and interest in and to all the assets of the Company other than the Purchased Assets including, without limitation, the Company Intellectual Property and the assets set forth in Schedule 2.2 (collectively, the "Excluded Assets"). Certain Company Intellectual Property shall be licensed to Purchaser in exchange for royalty payments pursuant to the terms of a License Agreement to be executed in connection herewith, substantially in the form of Exhibit A hereto (the "License Agreement").

        2.3   Assumed Liabilities/Excluded Liabilities.

          (a)   As of the Closing Date, Purchaser agrees to assume, satisfy or perform when due those liabilities and obligations of the Company listed in Schedule 2.3 (the "Assumed Liabilities").

          (b)   Other than the Assumed Liabilities, Purchaser shall not assume, or be deemed to have assumed or guaranteed, or otherwise be responsible for any liability, obligation or claims of any nature of the Company, whether matured or unmatured, liquidated or unliquidated, fixed or contingent, known or unknown, or whether arising out of acts or occurrences prior to, at or after the date hereof. Without limiting the generality of the foregoing, the Company shall remain liable for all, Tax liabilities, litigation matters involving the Company and the payment of all Liabilities and obligations to personnel of the Company with respect to the notice and continuation coverage requirement of Section 4980B(e) of the Code and regulations thereunder, payroll, overtime, accrued vacation time, holiday time, severance arrangements or worker's compensation of any nature which are accrued but unpaid as of the Closing Date.

        2.4   Purchase Price. On the Closing Date, as consideration for the Purchased Assets, Purchaser agrees:

          (a)   To pay and deliver to the Company the Cash Purchase Price; and

          (b)   To deliver to the Company a certificate evidencing the Closing Shares;

          (c)   To assume the Assumed Liabilities.

        2.5   Allocation of Aggregate Purchase Price. The allocation of the purchase price set forth in Section 2.4 above shall be as set forth on Schedule 2.5 attached hereto. Purchaser and the Company agree (a) to report the sale of the Purchased Assets for federal and state Tax purposes in accordance with the allocations set forth on Schedule 2.5 hereto and (b) not to take any position inconsistent with such allocations on any of their respective tax returns.

        2.6   Private Placement. The Closing Shares to be issued to the Company will be exempt from the registration requirements of the Securities Act pursuant to the private placement exemption provided by Rules 505 and/or 506 of Regulation D promulgated under the Securities Act and/or Section 4(2) of the Securities Act and applicable state securities laws, based in part upon the representations and warranties of the Company contained herein. The Company hereby agrees to take all actions and execute all subscription and other documents which Purchaser reasonably deems necessary to qualify the issuance of the Closing Shares for such exemption.

        2.7   Sales, Use and Other Taxes. The Company shall be responsible for all sales, use, documentary stamp and other Taxes, if any, arising out of the sale of the Purchased Assets to Purchaser pursuant to this Agreement or any of the transactions contemplated by this Agreement.

        2.8   Bulk Sales Compliance. The Purchaser hereby waives compliance by the Company with the provisions of any and all laws relating to bulk transfers in connection with the sale of the Purchased Assets. The Company covenants and agrees to indemnify and hold harmless Purchaser from and against any and all Damages arising out of noncompliance with such bulk transfers laws.

        2.9   Closing.

          (a)   Time and Place. The consummation of the purchase and sale of the Purchased Assets under this Agreement (the "Closing") shall take place at the offices of Heller Ehrman White & McAuliffe, LLP, 4350 La Jolla Village Drive, Suite 700, San Diego, California, 92122-1246, at 10:00 a.m. on January 21, 2004 or at such other time and in such manner as the parties mutually agree in writing (the "Closing Date").

          (b)   Closing Deliveries by the Company. At the Closing, the Company shall have delivered or caused to be delivered to Purchaser:

            (i)    possession of all of the Purchased Assets;

            (ii)   the License Agreement, duly executed by the Company;

            (iii)  a Bill of Sale substantially in the form of Exhibit B attached hereto, conveying good and marketable title in and to all of the Purchased Assets, duly executed by the Company;

            (iv)  an Assignment and Assumption Agreement substantially in the form of Exhibit C attached hereto (the "General Assignment"), duly executed by the Company;

            (v)   the Registration Rights Agreement, duly executed by the Company;

            (vi)  the Updated Company Disclosure Schedule;

            (vii) a certificate of an officer of the Company with respect to the matters set forth in Section 7.1 hereof;

            (viii) a certificate of the Secretary of the Company, certifying as of the Closing Date (A) a true and complete copy of the Certificate of Incorporation of the Company, (B) a true and complete copy of the resolutions of each of the board of directors and stockholders of the Company authorizing the execution, delivery and performance of this Agreement by the Company and the consummation of the transaction contemplated hereby, (C) a certificate of good standing as of a recent date of the Company in the State of Delaware and (D) incumbency matters; and

            (ix)  consents to assignment of the Assumed Contracts in form and substance satisfactory to Purchaser and its counsel.

          (c)   Closing Deliveries By Purchaser. At the Closing, Purchaser shall have delivered or caused to be delivered:

            (i)    the Cash Purchase Price to the Company;

            (ii)   the Closing Shares to the Company;

            (iii)  the License Agreement, duly executed by Purchaser;

            (iv)  the General Assignment, duly executed by Purchaser;

            (v)   the Registration Rights Agreement, duly executed by Purchaser;

            (vi)  the Updated Purchaser Disclosure Schedule;

            (vii) a certificate of an officer of Purchaser with respect to the matters set forth in Section 6.1 hereof;

            (viii) a certificate of the Secretary of Purchaser, certifying as of the Closing Date (A) a true and complete copy of the Certificate of Incorporation of the Purchaser, (B) a true and complete copy of the resolutions of the board of directors of the Purchaser authorizing the execution, delivery and performance of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby, (C) a certificate of good standing as of a recent date of the Purchaser in the State of Nevada and (D) incumbency matters; and

            (ix)  such other documents as the Company may reasonably request for the purpose of facilitating the consummation of the transactions contemplated herein.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to Purchaser as of the date hereof, except as set forth on the Disclosure Schedule furnished separately to Purchaser or as set forth in the Company Reports, which exceptions shall be deemed to be representations and warranties as if made hereunder, as follows:

        3.1   Organization of the Company. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and corporate authority to carry on its business and own its Assets and Properties except where failure to have such power and authority would not have a Material Adverse Effect on the Business. The Company is duly qualified to conduct its respective business and is in good standing under the laws of each jurisdiction where such qualification is required except for any jurisdiction where failure so to qualify would not have a Material Adverse Effect upon the Business.

        3.2   Authority. The Company has all necessary corporate power and corporate authority and has taken all corporate action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its respective obligations hereunder and no other proceedings or corporate or stockholder action on the part of the Company is necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by the other parties to this Agreement) constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

        3.3   Financial Statements and Reports. The reports and documents filed by the Company under Section 13 or subsections (a) or (c) of Section 14 of the Exchange Act with the SEC since January 1, 2001 (such reports are collectively referred to herein as the "Company Reports") constitute all of the reports and documents required to be filed by the Company under Section 13 or subsections (a) or (c) of Section 14 of the Exchange Act with the SEC from January 1, 2001 through the date of this Agreement. The Company Reports have been duly and timely filed, were in compliance in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder when filed, and were complete and correct in all material respects as of the dates at which the information therein was furnished. As of their respective dates, the Company Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of Company included in the Company Reports (i) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto when filed, (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), (iii) fairly present the consolidated financial condition, results of operations and cash flows of Company as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent with the books and records of Company. Since the date of the filing with the SEC of Company's most recent Form 10-Q, there has been no material adverse change in the financial condition or results operations of Company that has resulted in a Material Adverse Effect on the Business or the Purchased Assets. There are no restatements of Company's financial statements currently contemplated as discussed with Company's Audit Committee.

        3.4   No Conflicts. The execution and delivery by the Company of this Agreement does not, and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

          (a)   conflict with or result in a violation or breach of any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of the Company;

          (b)   conflict with or result in a violation or breach of any term or provision of any law, Order, Permit, statute, rule or regulation of a Governmental or Regulatory Authority applicable to the Business or the Purchased Assets;

          (c)   result in a breach of, or default under (or give rise to right of termination, cancellation or acceleration under) any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, permit, agreement, lease or other similar instrument or obligation to which the Business or the Purchased Assets may be bound; or

          (d)   result in an imposition or creation of any Encumbrance on the Business or any of the Purchased Assets.

        3.5   Consents, Approvals and Filings. No consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or other Persons on the part of the Company is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby other than approval by the Company's stockholders in accordance with the Company's bylaws and the Delaware General Corporation Law.

        3.6   No Undisclosed Liabilities. Except as disclosed in the Company Reports (including financial statements contained therein), there are no Liabilities, nor any basis for any claim against the Company for any such Liabilities, relating to or affecting the Business or the Purchased Assets, other than Liabilities incurred after the date of the latest Company Report in the Ordinary Course of Business which have not had, and could not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect on the Business or the Purchased Assets.

        3.7   Purchased Assets. Section 3.7 of the Company Disclosure Schedule contains a complete and accurate schedule specifying the location of all of the Purchased Assets, as of the Closing Date. The Company has good and marketable title to, or a valid leasehold interest in all of the Purchased Assets, free and clear of all Encumbrances (other than Permitted Encumbrances). The Purchased Assets (together with the Excluded Assets), constitute all property of any nature owned by the Company used in, or useful to, the operation of the Business as conducted as of the date hereof. All tangible personal property of the Company and/or used in or useful to the operation of the Business is in good operating condition and repair, ordinary wear and tear excepted. The Company shall be in actual possession of all of the Purchased Assets at the Closing.

        3.8   Benefit Plans; ERISA. Except as set forth on Section 3.8 of the Company Disclosure Schedule, Purchaser will incur no liability with respect to, or on account of, and the Company will retain any liability for, and on account of, any employee benefit plan of the Company, including, but not limited to, liabilities the Company may have to such employees under all incentive compensation plans, bonus plans, pension and retirement plans, profit-sharing plans (including, any profit-sharing plan with a cash-or-deferred arrangement subject to Section 401(k) of the Code) stock purchase and option plans, savings and similar plans, medical, dental, travel, accident, life, disability and other insurance and other plans or arrangements, whether written or oral and whether "qualified" or "non-qualified" under the Code, or to any employee as a result of termination of employment by the Company as contemplated by this Agreement. The Company has not, with respect to any Offer Recipients, maintained, contributed to, or been obligated or required to contribute to, a "multiemployer plan," as such term is defined in Section 3(37) of ERISA. The Company is not a party to any collective bargaining agreement covering any Offer Recipients and the Company knows of no effort to organize any such employee as a part of any collective bargaining unit.

        3.9   Real Property. The Company does not own any real property. Section 3.9 of the Company Disclosure Schedule contains the complete and accurate street address of each parcel of real property leased by the Company or any of its Affiliates in the conduct of the Business (as lessee or lessor) (the "Leased Real Property"). The Company has a valid leasehold interest in all real property used in or relating to the conduct of the Business, free and clear of all Encumbrances (other than Permitted Encumbrances). Each lease with respect to the Leased Real Property is a legal, valid and binding agreement subsisting in full force and effect enforceable in accordance with its terms, and except as set forth in Section 3.9 of the Company Disclosure Schedule, there is no, and the Company has not received notice of any, default (or any condition or event which, after notice or lapse of time or both, would constitute a default) thereunder. Such leases in effect allow the particular use of the premises involved, and no provision of any lease prohibits or unduly limits the Company's ability to conduct the Business so as to have a Material Adverse Effect on the Business if enforced. The Company does not owe any brokerage commissions with respect to any such Leased Real Property.

        3.10 Intellectual Property Rights.

          (a)   Section 3.10(a) of the Company Disclosure Schedule contains a true, correct, complete and current list and summary of all patents, trademarks and copyright registrations or applications comprising Company Intellectual Property. The Company owns and has good and exclusive title to (or valid right to use) each item of Company Intellectual Property free and clear of any Encumbrance (other than Permitted Encumbrances).

          (b)   Section 3.10(b) of the Company Disclosure Schedule lists all Actions or Proceedings before any Governmental or Regulatory Authority (including the United States Patent and Trademark Office or equivalent authority anywhere in the world) related to any Company Intellectual Property. No Company Intellectual Property or product or service of the Business is subject to any proceeding or outstanding decree, order, judgment, agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by the Company, or which may affect the validity, use or enforceability of such Company Intellectual Property.

          (c)   To the Knowledge of the Company, each item of Company Intellectual Property is valid and subsisting, all necessary registration, maintenance and renewal fees in connection with such Company Intellectual Property have been made and all necessary documents and certificates in connection with the Company Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such Company Intellectual Property.

          (d)   To the extent that any Company Intellectual Property has been developed or created by a third party for the Company, the Company has a written agreement with such third party with respect thereto and the Company thereby has obtained ownership of, and is the exclusive owner of, or has a valid license to use, all Intellectual Property in such work, material or invention by operation of law or by valid assignment.

          (e)   Except as set forth in Section 3.10(e) of the Company Disclosure Schedule, the Company has not transferred ownership of, or granted any license (exclusive or non-exclusive) with respect to any Company Intellectual Property to any third party.

          (f)    Section 3.10(f) of the Company Disclosure Schedule lists all contracts, licenses and agreements to which the Company is a party that are currently in effect (i) with respect to the Company Intellectual Property licensed or offered to any third party; or (ii) pursuant to which a third party has licensed or transferred any Company Intellectual Property to the Company. Each of the contracts, licenses and agreements listed in Section 3.10(f) of the Company Disclosure Schedule is in full force and effect. The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination or suspension of such contracts, licenses and agreements. The Company is in compliance with, and has not breached any term of any of such contracts, licenses and agreements. To the Knowledge of the Company, following the Closing Date Purchaser will be permitted to exercise all of the Company's rights under the contracts, licenses and agreements required to be listed in Section 3.10(f) to the same extent the Company would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Company would otherwise be required to pay.

          (g)   To the Knowledge of the Company, the operation of the Business, as currently conducted, has not, does not and will not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction.

          (h)   The Company has not received notice from any third party that the operation of the Business or any act, product or service of the Business infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or trade practices under the laws of any jurisdiction.

          (i)    To the Knowledge of the Company, (i) no Person has or is infringing or misappropriating any Company Intellectual Property and (ii) there have been, and are, no claims asserted against the Company or against any customer of the Company, related to any product or service of the Business.

        3.11 Litigation. Except as set forth in Section 3.11 of the Company Disclosure Schedule, there are no Actions or Proceedings pending or, to the Knowledge of the Company, threatened or anticipated against, relating to or affecting (i) the Business or the Purchased Assets or (ii) the transactions contemplated by this Agreement, and, to the Knowledge of the Company, there is no basis for any such Action or Proceeding. The Company is not in default with respect to any Order, and there are no unsatisfied judgments against the Company.

        3.12 Compliance with Law. To the Knowledge of the Company, it is in compliance with all applicable laws, statutes, Orders, ordinances and regulations, whether federal, state, local or foreign, except where the failure to comply, in each instance and in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Business. The Company has not received any notice to the effect that, or otherwise has been advised that, it is not in compliance with any of such laws, statutes, Orders, ordinances or regulations, where the failure to comply could reasonably be expected to result in a Material Adverse Effect on the Business.

        3.13 Contracts.

          (a)   Section 3.13 of the Disclosure Schedule contains a true and complete list of each of the following contracts, agreements or other arrangements to which the Company is a party and by which any of the Purchased Assets are bound:

            (i)    all loan agreements, indentures, debentures, notes or letters of credit relating to the borrowing of money or to mortgaging, pledging or otherwise placing an Encumbrance on any Purchased Assets;

            (ii)   all leases or agreements under which the Company is lessee or lessor of, or holds, or operates, any property, real or personal, owned by any other party used in connection with the conduct of the Business;

            (iii)  all commitments, contracts, sales contracts, purchase orders, mortgage agreements or groups of related agreements with the same party or any group or affiliated parties which require or may in the future require payment of any consideration by the Company;

            (iv)  all license agreements, distribution agreements or any other agreements involving any of the Company Intellectual Property;

            (v)   all contracts or commitments that in any way restrict the Company from carrying on the Business;

            (vi)  all other contracts and agreements pertaining to the conduct of the Business or by which any of the Purchased Assets is bound that (A) involve the payment or potential payment, pursuant to the terms of any such contract or agreement, by the Company and (B) cannot be terminated within thirty (30) days after giving notice of termination without resulting in any cost or penalty to the Company; and

            (vii) all contracts or commitments that in any way grants a third party a right of first refusal for the purchase of any of the Purchased Assets.

          (b)   A correct and complete copy of each contract, agreement or other arrangement disclosed in Section 3.13 of the Company Disclosure Schedule has been previously provided to Purchaser. Each contract, agreement or other arrangement disclosed in Section 3.13 of the Company Disclosure Schedule is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms.

        3.14 Environmental Matters. The Business is in compliance with, and has at all times complied with, all applicable Environmental Laws in all respects and, to the Knowledge of the Company, there are no circumstances which may prevent or interfere with such compliance in the immediate future. In the last five (5) years, the Company has not received any communication (whether written or oral), whether from a Governmental or Regulatory Authority, citizen group, employee or otherwise, that alleges that the Company or any predecessor of any of the Leased Real Property or Purchased Assets is not in full compliance with Environmental Laws. All Permits, licenses, registrations and other governmental authorizations currently held by the Company pursuant to Environmental Laws are identified in Section 3.14 of the Company Disclosure Schedule and are in good standing and without any violation and represent all such environmental Permits necessary for the conduct of the Business as currently conducted. The Company has not been notified by any Governmental or Regulatory Authority that any environmental Permit will be modified, suspended or revoked or cannot be renewed, reissued or transferred, and, to the Knowledge of the Company, no environmental Permit will be modified, suspended or revoked, or cannot be renewed, reissued or transferred.

        3.15 Inventory. The inventory of the Business is in good and merchantable condition, and suitable and usable at its carrying value in the Ordinary Course of Business for the purposes for which intended. There is no material adverse condition affecting the supply of materials available to the Company in the conduct of the Business. All inventories used in or relating to the conduct of the Business are owned by the Company free and clear of any Encumbrances (other than Permitted Encumbrances).

        3.16 Plants, Buildings, Structures, Facilities and Equipment. All plants, buildings, structures, facilities and equipment used by the Company in the conduct of the Business are structurally sound with no known material defects and are in good operating condition and repair (subject to normal wear and tear) so as to permit the operation of the Business as presently conducted. The current condition of such plants, buildings, structures and facilities comply with applicable zoning and permit requirements.

        3.17 Customer Lists and Accounts. The Customer Lists and Accounts set forth in Schedule 2.1(b) is a true and correct list of the Company's customers and accounts as of the date hereof.

        3.18 Relationships with Suppliers and Licensors. No current supplier to the Company with the respect to the Business has notified the Company of an intention to terminate or substantially alter its existing business relationship with the Company nor has any licensor under a license agreement with the Company that constitutes part of the Assumed Contracts notified the Company of an intention to terminate or substantially alter the Company's rights under such license.

        3.19 Tax Matters. All Taxes of the Company have been or will be paid on a timely basis. The Company has duly and timely filed (or will file prior to the Closing) all Tax Returns required to be filed prior to Closing, and all such Tax Returns and reports are true, correct, and complete in all material respects. There are no Encumbrances (other than Permitted Encumbrances) for Taxes on any of the Purchased Assets. The Company has complied with all record keeping and tax reporting obligations relating to income and employment taxes due with respect to compensation paid to employees or independent contractors. The Company is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code. There are no pending or, to the Knowledge of the Company, threatened proceedings with respect to Taxes for which Purchaser could bear successor liability beyond what is set forth in the Disclosure Schedule or which could become a charge against the Purchased Assets, and there are no outstanding waivers or extensions of statutes of limitations with respect to assessments of Taxes, of the Company for which Purchaser could bear successor liability beyond what is set forth in the Disclosure Schedule or which could become a charge against the Purchased Assets.

        3.20 Permits. Section 3.20 of the Disclosure Schedule contains a true and complete list of all Permits used by the Company in the conduct of the Business. All such Permits are currently effective and valid and have been validly issued and are freely transferable to Purchaser at the Closing. To the Knowledge of the Company, no additional Permits are necessary to enable the Company to conduct the Business in compliance with all applicable federal, state and local laws. To the Knowledge of the Company, the execution, delivery or performance of this Agreement will not have any effect on the continued validity or sufficiency of the Permits, nor will any additional Permits be required by virtue of the execution, delivery or performance of this Agreement to enable the Company to conduct the Business as now operated. To the Knowledge of the Company, there is no pending Action or Proceeding by any Governmental or Regulatory Authority which could affect the Permits or their sufficiency for the current conduct of the Business or of the conduct of the Business after the Closing.

        3.21 Brokers. The Company has not retained any broker in connection with the transactions contemplated hereunder. Purchaser has, and will have, no obligation to pay any broker's, finder's, investment banker's, financial advisor's or similar fee in connection with this Agreement or the transactions contemplated hereby by reason of any action taken by or on behalf of the Company.

        3.22 Material Misstatements and Omissions. The statements, representations and warranties of the Company contained in this Agreement (including the exhibits and schedules hereto) and in each document, statement, certificate or exhibit furnished or to be furnished by or on behalf of the

Company pursuant hereto, or in connection with the transactions contemplated hereby, taken together, do not contain and will not contain any untrue statement of a material fact and do not or will not omit to state a material fact necessary to make the statements or facts contained herein or therein, in light of the circumstances made, not misleading.

        3.23 Investment Representations. The Company is an "accredited investor" as such term is defined in Rule 501(a) promulgated under the Securities Act. The Company is aware that the Closing Shares have not been registered under the Securities Act or any applicable state securities laws, and hereby agrees that the Closing Shares may not be offered or sold (i) in the absence of registration under the Securities Act and any applicable state securities laws or an exemption from the registration requirements of the Securities Act and any applicable state securities laws and (ii) unless in compliance with the terms and provisions of this Agreement. The Company represents that the Company is familiar with Rule 144 promulgated by the SEC pursuant to the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Company understands that the offering and sale of the Closing Shares is intended to be exempt from registration under the Securities Act, by virtue of the private placement exemption provided by Rule 505 and/or 506 of Regulation D promulgated under the Securities Act and/or Section 4(2) of the Securities Act, based, in part, upon the representations, warranties and agreements contained in this Agreement, and Purchaser may rely on such representations, warranties and agreements in connection therewith.

        The Company agrees that it will be acquiring the Closing Shares for its own account and for investment, and not with a view to the distribution thereof or with any present intention of distributing or selling any of the Closing Shares except in compliance with the Securities Act, applicable state securities laws and this Agreement. The Company represents that by reason of its business and financial experience, the Company has knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risk of the prospective investment. The financial condition and investments of the Company are such that the Company is in a financial position to hold the Closing Shares for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the investment in the Closing Shares.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PURCHASER

        Purchaser represents and warrants to the Company as of the date hereof, except as set forth on the Purchaser Disclosure Schedule furnished separately to the Company, which exceptions shall be deemed to be representations and warranties as if made hereunder, as follows:

        4.1   Organization. Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. Purchaser has the requisite corporate power and corporate authority to carry on its business and own its Assets and Properties except where failure to have such power and authority would not have a Material Adverse Effect on Purchaser. Purchaser is duly qualified to conduct its respective business and is in good standing under the laws of each jurisdiction where such qualification is required except for any jurisdiction where failure so to qualify would not have a Material Adverse Effect upon Purchaser.

        4.2   Capital Stock of Purchaser. The authorized capital stock of Purchaser, consists of (i) 20,000,000 shares of common stock, par value $0.001 per share, of which 6,294,650 shares were issued and outstanding as of the date hereof; (ii) no shares of capital stock of Purchaser in treasury; and (iii) 5,000,000 shares of Preferred Stock, $0.001 par value per share, all of which have been designated Series A Preferred Stock and all of which were issued and outstanding as of the date hereof (each of which shares is convertible into four shares of common stock). Each share of the issued and outstanding capital stock of Purchaser is duly authorized, validly issued, fully paid and nonassessable. Purchaser will provide at Closing an updated version of this Section 4.2, updated and accurate as of the

Closing (the "Updated Capitalization Representation"). The fully diluted percentage ownership of Purchaser represented by the Closing Shares will not materially change between the date hereof and the Closing.

        Except for outstanding options to purchase up to 1,200,000 shares of common stock, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from Purchaser of any shares of its capital stock.

        4.3   Authority. Purchaser has all necessary corporate power and corporate authority and has taken all corporate action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its respective obligations hereunder and no other proceedings or corporate or stockholder action on the part of Purchaser is necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and (assuming due authorization, execution and delivery by the other parties to this Agreement) constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

        4.4   Litigation. Except as set forth in the Purchaser Disclosure Schedule, there are no Actions or Proceedings pending or, to the Knowledge of Purchaser, threatened or anticipated against, relating to or affecting (i) Purchaser or (ii) the transactions contemplated by this Agreement, and, to the Knowledge of Purchaser, there is no basis for any such Action or Proceeding. Purchaser is not in default with respect to any Order, and there are no unsatisfied judgments against Purchaser.

        4.5   Financial Statements and Reports. Purchaser is required to file reports and documents under Section 13 or subsections (a) or (c) of Section 14 of the Exchange Act with the SEC (such reports are collectively referred to herein as the "Purchaser Reports"). Purchaser is not current with respect to filing the Purchaser Reports. However, Purchaser will become current in the filing of the Purchaser Reports within ninety (90) days following the Closing and such Purchaser Reports, when filed, will be in compliance in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder and will be complete and correct in all material respects as of the applicable filing dates. The Purchaser Reports, when brought current, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of Purchaser to be included in the Purchaser Reports will (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto when filed, (ii) be prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), (iii) fairly present the consolidated financial condition, results of operations and cash flows of Purchaser as of the respective dates thereof and for the periods referred to therein, and (iv) be consistent with the books and records of Purchaser. Purchaser acknowledges that it has access to, and has reviewed (to the extent it has deemed necessary) the Company Reports.

        4.6   Financial Statements. Purchaser has delivered to the Company its unaudited balance sheet and unaudited statements of income and cash flows for the nine month period ending September 30, 2003 (the "Statement Date") (all of the foregoing financial statements, collectively, the "Financial Statements"). The Financial Statements, together with the notes thereto, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of Purchaser as of the dates, and for the periods, specified therein; provided, however, that the unaudited Financial Statements are subject to normal recurring year-end audit adjustments (which are not expected to be material), and do not contain all footnotes required under generally accepted accounting principles.

        4.7   No Undisclosed Liabilities. Purchaser has no material liabilities and knows of no material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to the Statement Date which have not been, either in any individual case or in the aggregate, materially adverse.

        4.8   Brokers. Purchaser has not retained any broker in connection with the transactions contemplated hereunder. Purchaser will have no obligation to pay any broker's, finder's investment banker's, financial advisor's or similar fee in connection with this Agreement or the transactions contemplated hereby.

        4.9   No Conflicts. The execution and delivery by Purchaser of this Agreement does not, and the performance by Purchaser of its respective obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

          (a)   conflict with or result in a violation or breach of any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws of Purchaser;

          (b)   conflict with or result in a violation or breach of any term or provision of any law, Order, Permit, statute, rule or regulation of a Governmental or Regulatory Authority applicable to Purchaser, the business or Assets or Properties of Purchaser or the capital stock of Purchaser; or

          (c)   result in a breach of, or default under (or give rise to a right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement, lease or other similar instrument or obligation to which Purchaser may be bound; or

          (d)   result in an imposition or creation of any Encumbrance (other than a Permitted Encumbrance) on the business or Assets or Properties of Purchaser except as contemplated by this Agreement.

        4.10 Consents and Governmental Approvals and Filings. No consent, approval or other action of, filing with or notice to any Governmental or Regulatory Authority on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

        4.11 Compliance with Law. To the Knowledge of Purchaser, except with respect to the lack of timeliness and currency of the Purchaser Reports described in Section 4.5 above, it is in compliance with all applicable laws, statutes, Orders, ordinances and regulations, whether federal, state, local or foreign, except where the failure to comply, in each instance and in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Purchaser. Purchaser has not received any notice to the effect that, or otherwise has been advised that, it is not in compliance with any of such laws, statutes, Orders, ordinances or regulations, where the failure to comply could reasonably be expected to result in a Material Adverse Effect on Purchaser.

        4.12 Trading of Securities. Neither Purchaser nor any of its officers, directors or ten percent (10%) or greater shareholders, nor, to Purchaser's Knowledge any of its employees, affiliates, agents or representatives have violated any laws, statutes, Orders, ordinances and regulations, whether federal, state, local or foreign, arising out of or in any way related to the issuance of or trading in the capital securities of Purchaser, including, without limitation, Rule 10b-5 of the Exchange Act.

        4.13 Closing Shares. The Closing Shares, upon issuance thereof, will be duly authorized, validly issued, fully paid, nonassessable, and not subject to any Encumbrance. The Closing Shares shall be issued in compliance with all applicable securities laws.

        4.14 Material Misstatements and Omissions. The statements, representations and warranties of Purchaser contained in this Agreement (including the exhibits and schedules hereto) and in each document, statement, certificate or exhibit furnished or to be furnished by or on behalf of Purchaser pursuant hereto, or in connection with the transactions contemplated hereby, taken together, do not contain and will not contain any untrue statement of a material fact and do not or will not omit to state a material fact necessary to make the statements or facts contained herein or therein, in light of the circumstances made, not misleading.

ARTICLE V
COVENANTS OF THE PARTIES

        Each of the parties covenants with the others to act, as follows:

        5.1   Operation of Business Prior to Closing Date. Except as otherwise contemplated by this Agreement, between the date hereof and the Closing Date (or earlier termination of this Agreement), the Company will operate the Business in the Ordinary Course of Business and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, use all commercially reasonable efforts to seek to preserve intact its current Business organizations, keep available the service of current managers, officers and employees of the Business and preserve relationships with customers, suppliers, distributors, lessors, employees, contractors and others having business dealings with the Business with the intention that the Business shall be unimpaired at the Closing Date. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement, prior to the Closing Date (or earlier termination of this Agreement), the Company:

          (a)   will not create, incur or assume any obligation which would adversely affect the Purchased Assets or Purchaser's ability to conduct the Business in substantially the same manner and condition as conducted by the Company on the date of this Agreement;

          (b)   except to the extent an obligation is established in a written agreement in existence prior to the date hereof, will not change in any manner the compensation of, or agree to provide additional benefits to, or enter into any employment agreement with, any Offer Recipient, except as contemplated in Section 5.9 below and except for such benefits provided to substantially all of the Company's similarly situated employees;

          (c)   will maintain insurance coverage in amounts adequate to cover the reasonably anticipated risks of the Business;

          (d)   will not sell, dispose of or encumber any of the Purchased Assets or license any Purchased Assets to any Person except object code licenses on a non-exclusive basis in a manner and on terms consistent with past practice;

          (e)   will not enter into any material agreements or commitments relating to the Business, except on commercially reasonable terms in the Ordinary Course of Business of the Business;

          (f)    will comply in all material respects with all laws and regulations applicable to the Business;

          (g)   will not enter into any agreement with any third party for the distribution of any of the Purchased Assets;

          (h)   will not materially amend its Certificate of Incorporation or Bylaws (except as necessary to comply with the terms of this Agreement)

        5.2   Investigation by Purchaser. Subject to all applicable patient confidentiality laws and confidentiality obligations of the Company, the Company shall allow Purchaser or its authorized representatives, at Purchaser's own expense during regular business hours, or otherwise with the consent of the Company (which consent shall not be unreasonably withheld), to make such inspection of the Company and to inspect (and, if applicable, make copies of) Books and Records, plants, offices, warehouses and other facilities of the Company as reasonably requested by Purchaser or its authorized representatives.

        5.3   Consents. As soon as practicable after execution of this Agreement, each party will commence all action required hereunder to obtain all applicable Permits, consents, approvals and agreements of, and to give all notices and make all filings with, any third parties as may be necessary to authorize, approve or permit the full and complete consummation of the transactions contemplated hereby by the Closing Date. In this regard, the Company will use its reasonable best efforts to obtain consent from its landlord to assign to Purchaser (effective at Closing) the real property lease pertaining to the Company's facility located at 134 Flanders Rd., Westborough, MA 01581. In the event the Company is unable to obtain such assignment, the Company will sublease such facility to Purchaser effective at Closing.

        5.4   Notification of Certain Matters. Each of the parties shall give prompt notice to the other party, of (i) the discovery of a fact or facts of which the notifying party has actual knowledge which cause it to conclude that any of the representations, warranties or statements made by it or in an any exhibit, schedule or other document delivered pursuant to this Agreement, may be false or misleading or omission of any facts necessary in order to make such representations, warranties or statements not false or misleading; (ii) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty made by them in this Agreement to be untrue or inaccurate any time from the date hereof to the Closing Date; and (iii) any failure of the notifying party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. Each party hereto shall use all reasonable efforts to remedy any failure on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

        5.5   Cooperative Efforts. Subject to the terms and conditions of this Agreement, each of the parties hereto will use its commercially reasonable efforts to take, or cause to be taken, all action, or to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, obtaining all consents and approvals of all Persons and Governmental or Regulatory Authorities and removing any injunctions or other impairments or delays or otherwise which are necessary to the consummation of the transactions contemplated by this Agreement.

        5.6   Filings. Each of the parties hereto will use its best efforts to make or cause to be made all such filings and submissions as may be required under applicable laws and regulations for the consummation of the transactions contemplated by this Agreement. The Company and Purchaser will coordinate and cooperate with one another in exchanging such information and provide each other such assistance as any other party may reasonably request in connection with the foregoing.

        5.7   Inconsistent Activities. Unless and until this Agreement is terminated pursuant to Section 9.1, the Company will not directly or indirectly solicit, initiate or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Purchaser) relating to any transaction involving the sale of the Business or the Purchased Assets, or any merger, consolidation, business combination or similar transaction involving the Business (each a "Proposed Acquisition Transaction"). The Company will immediately notify Purchaser if any discussions or negotiations are sought to be initiated, any inquiry or proposal is made, or any information is requested with respect to any Proposed

Acquisition Transaction and notify Purchaser of the terms of any proposal which it or its Affiliates, if any, may receive in respect of any such Proposed Acquisition Transaction, including without limitation the identity of the prospective purchaser or soliciting party.

        5.8   Public Announcements. Except as may be required by applicable law, including any determination that a press release or other public statement or filing is required under applicable securities or regulatory rules, prior to the Closing, none of the parties hereto shall issue or cause the publication of any press release or otherwise make any public statement with respect to the transactions contemplated hereby without the prior written consent of each of the other parties hereto.

        5.9   Employee Matters.

          (a)   Offer of Employment. Subject to and in accordance with the provisions of this Section 5.9, Purchaser will offer employment to all employees other than Stephen Gorgol who are employed in the Business as of the date of this Agreement (such employees to receive offers of employment are referred to as the "Offer Recipients"). The Company has delivered to Purchaser a list setting forth the names, home addresses, compensation levels, stock option position, if any, and job titles of all Offer Recipients. Prior to the Closing, Purchaser, after notice to the Company as to the timing and method of contact, shall have the right to contact each of the Offer Recipients for the purposes of making offers of employment with Purchaser to be effective after the Closing Date and receiving written acceptances of such employment (in each case contingent on consummation of the transactions contemplated by this Agreement). Upon Closing, Purchaser shall hire all Offer Recipients who accept such offer in the manner and within the time frame reasonably established by Purchaser. Each such employee who is employed by the Company on the Closing Date and who actually transfers to employment with Purchaser at or after the Closing Date as a result of an offer of employment made by Purchaser is hereafter referred to as a "Transferred Employee." On a periodic basis following the date hereof and prior to the Closing, Purchaser shall advise the Company of its intentions with respect to Offer Recipients it desires to extend or has extended offers to and the general status of discussions with such employees.

          (b)   Transition. The employment of the Transferred Employees by the Company shall end at the close of business on the Closing Date and the employment of the Transferred Employees by Purchaser shall commence at 12:01 a.m. on the day after the Closing Date, except as to those Transferred Employees who are on disability leave of less than twenty-six (26) weeks, authorized leave of absence or military service as of the Closing Date, in which case such Transferred Employees shall remain employees of the Company until, and will commence employment with Purchaser as of, 12:01 a.m. on the date they return to active employment. Transferred Employees shall not include any person on a disability leave of more than twenty-six (26) weeks. The terms of employment with Purchaser shall be as mutually agreed to between each Transferred Employee and Purchaser, subject to the succeeding provisions of this Section 5.9.

          (c)   Retention of Employees Prior to Closing. The Company agrees to use reasonable efforts to (i) retain the Offer Recipients as employees of the Business until the Closing Date, and (ii) assist Purchaser in securing the employment after the Closing Date of the Offer Recipients. The Company shall notify Purchaser promptly if any Offer Recipient terminates employment with the Company after the date of this Agreement but prior to the Closing.

          (d)   Employees Other than Transferred Employees. Any employees of the Company who do not become Transferred Employees will remain employees of the Company after the Closing. Any severance obligations to such employees shall be the Company's responsibility.

        5.10 Prorations. The Purchaser and the Company agree to make customary prorations (as of the Closing Date) in respect of items customarily prorated in connection with the sale of assets similar to the Purchased Assets, including, without limitation, if applicable, real estate taxes and power and utility charges.

        5.11 Confidentiality. Each of the parties hereto will maintain in confidence, and will cause its respective directors, officers, members, managers, employees, agents, Affiliates and advisors to maintain in confidence any written, oral or other information furnished at any time by another party to this Agreement in connection with the transactions contemplated by this Agreement, unless (a) such information is already known to such party or to such others other than on a confidential basis, (b) such information becomes publicly available through no fault of such party, (c) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (d) the furnishing or use of such information is required by law. If the transactions contemplated hereby are not consummated, the confidentiality obligations of each party pursuant to this Section 5.111 will continue, and each party will, at the request of the party supplying the information, return or destroy (and provide appropriate certification thereof) any and all such written, electronic or computer-based information.

        5.12 Approval of the Company's Stockholders. The Company shall take the actions necessary to conduct a special meeting of the Company's stockholders to consider and vote on the transactions contemplated by this Agreement at the earliest practicable date after the date of this Agreement and in connection therewith the Company's Board of Directors shall recommend to the Company's Stockholders that they approve this Agreement and the transactions contemplated thereby. The Company agrees to use its commercially reasonable efforts to take all necessary steps to obtain approval of the Company's stockholders, including the filing and distribution of a proxy statement, calling of a special meeting and the holding of that meeting. Such a special meeting shall be called, held and conducted and proxies shall be solicited, in compliance with the Company's Certificate of Incorporation and Bylaws, both as amended, and in compliance with applicable law.

        5.13 Updating of Disclosure Schedules. The Company shall prepare and deliver an updated version of the Company Disclosure Schedule (the "Updated Company Disclosure Schedule") and all schedules and exhibits thereto to include all information necessary to make the representations and warranties of the Company contained in this Agreement, as supplemented by the Updated Company Disclosure Schedule, accurate as of the Closing Date. The Company shall deliver a reasonably complete version of the Updated Company Disclosure Schedule to Purchaser approximately five (5) days prior to Closing. Purchaser shall prepare and deliver an updated version of the Purchaser Disclosure Schedule (the "Updated Purchaser Disclosure Schedule") and all schedules and exhibits thereto to include all information necessary to make the representations and warranties of Purchaser contained in this Agreement, as supplemented by the Updated Purchaser Disclosure Schedule, accurate as of the Closing Date. Purchaser shall deliver a reasonably complete version of the Updated Purchaser Disclosure Schedule to the Company approximately five (5) days prior to Closing.

        5.14 Board of Directors of Purchaser. Purchaser shall take all necessary steps such that, upon the Closing, John Lyon will be elected to Purchaser's Board of Directors if he so chooses to serve thereon. This option for Mr. Lyon shall be available for 90 days following the Closing.

ARTICLE VI
CONDITIONS TO THE OBLIGATIONS OF THE COMPANY

        The obligations of the Company to effect the transactions contemplated hereby are subject to the satisfaction, at or before the Closing, of each of the following conditions:

        6.1   No Material Adverse Effect. Purchaser shall not have acted or caused any Person to have acted in any manner which has created or could reasonably be expected to create (individually or in the aggregate), a Material Adverse Effect on Purchaser.

        6.2   Stockholder Approval. Purchaser shall have obtained the approval of its shareholders (if necessary) for the consummation of the transactions contemplated by this Agreement.

        6.3   Closing Deliveries. Purchaser shall have executed and delivered the documents required to be executed and delivered by Purchaser pursuant to Section 2.9(c) above.

ARTICLE VII
CONDITIONS TO THE OBLIGATIONS OF PURCHASER

        The obligation of Purchaser to effect the transactions contemplated hereby is subject to the satisfaction, at or before the Closing, of each of the following conditions:

        7.1   Material Adverse Effect. The Company shall not have acted or caused any Person to have acted in any manner which has created or could reasonably be expected to create (individually or in the aggregate), a Material Adverse Effect on the Business or the Purchased Assets.

        7.2   Stockholder Approval. The Company shall have obtained the approval of its stockholders for the consummation of the transactions contemplated by this Agreement.

        7.3   Closing Deliveries. The Company shall have executed and delivered the documents required to be executed and delivered by the Company pursuant to Section 2.9(b) above.

ARTICLE VIII
ACTIONS BY THE PARTIES AFTER THE CLOSING

        8.1   Survival of Representations, Warranties, Etc. The representations, warranties and covenants contained in or made pursuant to this Agreement or any certificate, document or instrument delivered pursuant to or in connection with this Agreement in the transactions contemplated hereby shall survive the execution and delivery of this Agreement and the Closing hereunder (notwithstanding any investigation, analysis or evaluation by any party hereto or their designees of the Assets and Properties, business, operations or condition (financial or otherwise) of the other party), and thereafter the representations and warranties of the Parties herein shall continue to survive in full force and effect for a period of twelve (12) months after the Closing Date (the "Survival Period").

        8.2   Indemnification.

          (a)   By the Company. The Company shall indemnify, defend and hold harmless Purchaser and each of its officers, directors, employees, agents, successors and assigns (collectively the "Purchaser Group") from and against any and all costs, losses, Liabilities, damages, lawsuits, deficiencies, claims and expenses, including without limitation, penalties, costs of mitigation, clean-up or remedial action, reasonable attorneys' fees and all amounts paid to third parties in investigation, defense or settlement of any of the foregoing (collectively, the "Damages"), suffered by Purchaser, incurred in connection with, arising out of, resulting from or incident to (i) any breach of any covenant, representation, warranty or agreement or the inaccuracy of any representation, made by the Company in or pursuant to this Agreement and (ii) Liabilities that are not Assumed Liabilities.

          (b)   By Purchaser. Purchaser shall indemnify, defend and hold harmless the Company, its officers, managers, employees, agents, successors and assigns (the "Company Group") from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to any (i) breach of any covenant, representation, warranty or agreement or the inaccuracy of any representation made by Purchaser in or pursuant to this Agreement and (ii) Assumed Liabilities.

          (c)   Resolution of Claims. A claim for indemnification for any matter not involving a third-party claim may be asserted by written notice to the party from whom indemnification is sought to the other party (the "Claim Notice"). Upon receipt of a Claim Notice, the party from whom indemnification is sought shall have fifteen (15) Business Days to object, in writing, to such claim

  (the "Dispute Notice"), otherwise the party seeking indemnification shall have the right to enforce its indemnity rights as defined hereunder. If the party from whom indemnification is sought provides the other party with a Dispute Notice in a timely fashion, the parties shall attempt in good faith to agree upon the rights or the respective parties with respect to such claim. If the parties agree as to the resolution of such claim, they shall prepare a memorandum setting forth the terms of such resolution signed by each of the parties hereto and enforce the indemnification rights hereunder. If no agreement is reached within thirty (30) days after delivery of the Dispute Notice, the dispute resolution provisions of this Agreement shall govern.

          (d)   Third Party Claims; Defense of Claims. If any Action or Proceeding is filed or initiated against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event within ten (10) days after the service of the citation or summons); provided, however, that a delay or failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. Any such notice shall state (with reasonable specificity) the basis on which indemnification is being asserted, the amount of Damages for which indemnification is being asserted and copies of all relevant pleadings, demands and other papers being served on the indemnified party. After such notice, the indemnifying party may, if it so elects, take control of the defense and investigation of such Action or Proceeding and to employ and engage attorneys of its own choice to handle and defend the same, such attorneys to be reasonably satisfactory to the indemnified party, at the indemnifying party's sole cost, risk and expense (unless the indemnifying party has failed to assume the defense of such Action or Proceeding), and compromise or settle such Action or Proceeding, which compromise or settlement shall be made only with the written consent of the indemnified party, such consent not to be unreasonably withheld. The indemnified party may withhold such consent if such compromise or settlement would adversely affect the conduct of business or requires less than an unconditional release to be obtained. If the indemnifying party fails to assume the defense of such Action or Proceeding within fifteen (15) days after receipt of notice thereof pursuant to this Section 8.2, the indemnified party against which such Action or Proceeding has been filed or initiated will (upon delivering notice to such effect to the indemnifying party) have the right to undertake, at the indemnifying party's own cost and expense, the defense, compromise or settlement of such Action or Proceeding on behalf of and for the account and risk of the indemnifying party; provided, however, that such Action or Proceeding shall not be compromised or settled without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. In the event the indemnified party assumes defense of the Action or Proceeding, the indemnified party will keep the indemnifying party reasonably informed of the progress of any such defense, compromise or settlement and will consult with, when appropriate, and consider any reasonable advice from, the indemnifying party of any such defense, compromise or settlement. The indemnifying party shall be liable for any settlement of any action subject to indemnification and effected pursuant to and in accordance with this Section 8.2 and for any final judgment (subject to any right of appeal), and the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any Damages by reason of such settlement or judgment.

        The indemnified party shall cooperate in all reasonable respects with the indemnifying party and its attorneys in the investigation, trial and defense of such Action or Proceeding and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in the investigation, trial and defense of such Action or Proceeding and any appeal arising therefrom.

          (e)   Limitations on Indemnity.

            (i)    The Company shall have no liability to Purchaser for amounts payable pursuant to its indemnification obligations in this Section 8.2 until the total of all such Damages incurred by any member of the Purchaser Group, individually or in the aggregate, exceed Fifty Thousand Dollars ($50,000) (the "Threshold Amount"), and then indemnification by the indemnifying party shall apply to all such Damages exceeding the Threshold Amount. Purchaser shall have no liability to the Company for amounts payable pursuant to its indemnification obligations in this Section 8.2 until the total of all such Damages incurred by any member of the Company Group, individually or in the aggregate, exceed Fifty Thousand Dollars ($50,000) (the "Threshold Amount"), and then indemnification by the indemnifying party shall apply to all such Damages exceeding the Threshold Amount.

            (ii)   The Indemnity Shares shall be the sole and exclusive means for Purchaser to collect any Damages for which it is entitled to indemnification under this Article VIII. The maximum aggregate amount of indemnification for any Damages for which the Company is required to indemnify the members of the Purchaser Group under this Agreement shall be limited to the aggregate value of the Indemnity Shares. The maximum aggregate amount of indemnification for any Damages for which Purchaser is required to indemnify the members of the Company Group under this Agreement shall be limited to the aggregate value of the Indemnity Shares. Purchaser shall have the right to satisfy any indemnification claims made by the Company through the issuance to the Company of shares of Purchaser's common stock.

            (iii)  The limitations on the Company's and Purchaser's indemnification obligations in 8.2(e)(i) and 8.2(e)(ii) above shall not apply to any Damages arising out of or in connection with any fraud or intentional breach by Purchaser or the Company of any representation, warranty, covenant or agreement or obligation of such party.

            (iv)  For all purposes of this Article VIII, the value of Indemnity Shares shall be determined at the time a claim for indemnity is made and shall be the "Fair Market Value" of the Indemnity Shares at that time. For purposes hereof, "Fair Market Value" shall mean the average of the closing price of the common stock of Purchaser as quoted or traded on its primary inter-dealer quotation system or any securities exchange, over the ten (10) trading day period ending three (3) trading days prior to the date on which the subject claim for indemnification is made hereunder. However, if at any time the common stock of Purchaser is not listed on any securities exchange or quoted on an inter-dealer quotation system, "Fair Market Value" shall mean the fair value of the class or series of capital stock of Purchaser constituting Indemnity Shares as determined in good faith and in the sole discretion of a reputable appraiser chosen by the Company's Board of Directors and Purchaser's Board of Directors, together. If these respective Boards of Directors cannot agree on an appraiser within thirty (30) days from the making of the claim, each Board of Directors shall choose a reputable appraiser within ten (10) days thereafter and such appraiser shall have ten (10) additional days to choose the final appraiser, whose appraisal shall be binding on the parties. The cost of such process shall be borne equally by the Company and Purchaser.

        8.3   Restriction on Transferability of the Securities. The certificates representing the Securities (if and when issued) shall bear the following legend restricting transfer, and such other legends as may be required by any applicable state securities law:

    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR ANOTHER AVAILABLE EXEMPTION.

        8.4   Agreement not to dispose of Indemnity Shares. The Company agrees that, for purposes of keeping the Indemnity Shares available for satisfaction of any claims for indemnification pursuant to this Article VIII hereof (if necessary), it will make no transfer, sale or hypothecation of the Indemnity Shares until twelve (12) months following the Closing Date.

        8.5   Further Assurances. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party reasonably may request, at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefor under this Article VIII).

        8.6   Reports Under Securities Exchange Act of 1934. With a view to making available to the Company the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit the Company to sell Purchaser's Common Stock to the public without registration, Purchaser agrees to use its best efforts to:

          (a)   make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times; and

          (b)   file with the SEC in a timely manner all reports and other documents required of Purchaser under the Act and the 1934 Act.

        8.7   Transfer of Rights to Name. Subject to approval of the Company's stockholders, the Company shall transfer and assign to Purchaser all rights in the name "Vista Medical Technologies," as the same may be used in whole.

        8.8   Access to Records. After the Closing Date, Purchaser shall retain for a period consistent with Purchaser's record-retention policies and practices those records of the Company relating to the Purchased Assets. Purchaser also shall provide the Company (including the Company's accountants and auditors) reasonable access thereto, during normal business hours and on at least three days' prior written notice, to enable them to prepare financial statements or Tax Returns or deal with Tax audits. After the Closing Date, the Company shall provide Purchaser (including Purchaser's accountants and auditors) reasonable access to records relating to Excluded Assets, during normal business hours and on at least three days' prior written notice, for any reasonable business purpose specified by Purchaser in such notice.

        8.9   Transitional Use of Financial System. The Company may designate one of its employees who will have the right, for a period of 90 days following the Closing, to use the financial reporting and auditing system transferred to Purchaser in connection herewith (the "Financial System") for the purpose of generating and maintaining the Company's financial reporting obligations and practices. Such employee shall have full use of (and access to) the Financial System for such 90 day period.

        8.10 Payment of Royalties. Purchaser agrees to pay the royalties described in the License Agreement.

        8.11 Payment for Inventory. The Company and Purchaser acknowledge and agree that the Company is consigning to Purchaser, in connection with the Closing, the Company's inventory of Products. The Company agrees to account and pay for such inventory in accordance with the procedure set forth on Exhibit E.

ARTICLE IX
MISCELLANEOUS

        9.1   Termination.

          (a)   This Agreement may be terminated and the transactions contemplated hereby abandoned:

            (i)    at any time prior to the Closing, by mutual written consent of Purchaser and the Company;

            (ii)   at any time after March 19, 2004 (the "Termination Date"), by the Purchaser or the Company in writing, if the transactions contemplated by this Agreement have not been consummated on or before the Termination Date and such terminating party is not then in material breach of this Agreement; provided that no party may terminate this Agreement pursuant to this clause (ii) if such party's failure to fulfill any of its obligations under this Agreement shall have been a principal reason that the Closing shall not have occurred on or before said date;

            (iii)  by the Company on written notice to the Purchaser if (i) there shall have been a material breach of any representations or warranties on the part of Purchaser set forth in this Agreement or if any representations or warranties of Purchaser shall have become untrue in any material respect, provided that the Company has not breached any of its obligations hereunder in any material respect; or (ii) there shall have been a breach by Purchaser of any of its covenants or agreements hereunder in any material respect or materially adversely affecting (or materially delaying) the ability of Purchaser or the Company to consummate the transactions contemplated hereby, and Purchaser has not cured such breach within ten (10) Business Days after notice by the Company thereof, provided that the Company has not breached any of its obligations hereunder in any material respect;

            (iv)  by Purchaser on written notice to the Company if (i) there shall have been a material breach of any representations or warranties on the part of the Company set forth in this Agreement or if any representations or warranties of the Company shall have become untrue in any material respect, provided that Purchaser has not breached any of its obligations hereunder in any material respect; or (ii) there shall have been a breach by the Company of any of its covenants or agreements hereunder in any material respect or materially adversely affecting (or materially delaying) the ability of Purchaser to consummate the transactions contemplated hereby, and the Company has not cured such breach within ten (10) Business Days after notice by Purchaser thereof, provided that Purchaser has not breached any of its obligations hereunder in any material respect;

            (v)   by Purchaser, if the Company becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the Company;

            (vi)  by Purchaser, if the Company becomes insolvent or seeks protection under any bankruptcy, receivership, trust deed, creditors arrangement, composition or comparable proceeding, or if any such proceeding is instituted against the Company; and/or

          (b)   In the event of the termination of this Agreement as provided in this Section 9.1, except as otherwise provided in this Agreement or the instruments and agreements executed in connection herewith, no party shall have any other liability hereunder of any nature whatsoever to any other party, including any liability for Damages; provided, however, that if, at the time of such termination, any party is in default under its obligations hereunder, the party in default shall be liable to the other parties for such default; and provided, further, that the provisions of Section 5.11 and Article IX shall continue in full force and effect.

          (c)   In the event that a condition precedent to its obligations is not satisfied, nothing contained herein shall be deemed to require any party to terminate this Agreement, rather than to waive such condition precedent and proceed with the Closing.

        9.2   Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission with answer back confirmation or mailed (postage prepaid by certified or registered mail, return receipt requested) or by overnight courier to the parties at the following addresses or facsimile numbers:

If to the Company, to:	Vista Medical Technologies, Inc. 2101 Faraday Avenue Carlsbad, CA 92008 Attention: John R. Lyon Facsimile No.: 760-603-9170
with copies to:	Craig S. Andrews, Esq. Heller Ehrman White & McAuliffe LLP 4350 La Jolla Village Drive #700 San Diego, CA 92122-1246 Facsimile No.: 858-450-8499
If to Purchaser, to:	Viking Systems, Inc. 7514 Girard Ave., Suite 1509 La Jolla, CA 92037 Facsimile No.: (619) 839-3793 Attention: Thomas B. Marsh
with copies to:	A.O. "Bud" Headman, Jr. Cohne, Rappaport & Segal, P.C. 525 E. 100 S., Suite 500 Salt Lake City, Utah 84102 Facsimile No.: (801) 355-1813

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 9.2, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 9.2, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 9.2, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section 9.2). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

        9.3   Entire Agreement. This Agreement (and all Exhibits and Schedules attached hereto, all other documents delivered in connection herewith and the Confidentiality Agreement) supersedes all prior discussions and agreements among the parties with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect hereto.

        9.4   Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party hereto of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

        9.5   Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

        9.6   No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 8.2 above.

        9.7   No Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto and any attempt to do so without such consent will be void, except that any party's rights to indemnification under Section 8.2 may be freely assigned. This Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

        9.8   Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

        9.9   Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and mutually acceptable to the parties herein.

        9.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts executed and performed in such State, without giving effect to conflicts of laws principles.

        9.11 Consent to Jurisdiction and Forum Selection. The parties hereto agree that all actions or proceedings arising in connection with this Agreement shall be initiated and tried exclusively in the State and Federal courts located in the County of San Diego, State of California. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this Section 9.11. Each party hereby waives any right it may have to assert the doctrine of forum non conveniens or similar doctrine or to object to venue with respect to any proceeding brought in accordance with this paragraph, and stipulates that the State and Federal courts located in the County of San Diego, State of California shall have in personam jurisdiction and venue over each of them for the purposes of litigating any dispute, controversy or proceeding arising out of or related to this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 9.11 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement, or in the manner set forth in Section 9.2 of this Agreement for the giving of notice. Any final judgment rendered against a party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.

        9.12 Expense. Each of the parties hereto shall pay the fees, expenses and costs incurred by such party incidental to the preparation of this Agreement and to the consummation of the transactions contemplated hereby.

        9.13 Construction. No provision of this Agreement shall be construed in favor of or against any party on the ground that such party or its counsel drafted the provision. Any remedies provided for herein are not exclusive of any other lawful remedies which may be available to either party. This Agreement shall at all times be construed so as to carry out the purposes stated herein.

        9.14 Counterparts. This Agreement may be executed in any number of counterparts and by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto, or their duly authorized officer, as of the date first above written.

"Purchaser"
Viking Systems, Inc. a Nevada corporation
By	/s/ THOMAS B. MARSH
Name: Thomas B. Marsh Title: President

"Company"
Vista Medical Technologies, Inc., a Delaware corporation
By	/s/ JOHN R. LYON
Name: John R. Lyon Title: President and Chief Executive Officer

EXHIBIT A
LICENSE AGREEMENT

PATENT AND TECHNOLOGY LICENSE AGREEMENT

        This AGREEMENT ("AGREEMENT") is made on this            day of            2003 ("EFFECTIVE DATE"), by and between Vista Medical Technologies, Inc., a Delaware corporation, having a principal place of business located at 2101 Faraday Avenue, Carlsbad, CA 92008 ("LICENSOR"), and Viking Systems, Inc., a Nevada corporation, having a principal place of business located at 7514 Girard Ave., Suite 1509, La Jolla, CA 92037 ("LICENSEE").

RECITALS

A.    WHEREAS, pursuant to that certain Asset Purchase Agreement by and between LICENSOR and LICENSEE dated December 22 (the "Asset Purchase Agreement"), LICENSEE is acquiring from the LICENSOR, and LICENSOR is selling to LICENSEE, certain assets ("ASSETS") of the LICENSOR's medical device and technology business ("BUSINESS"); and

B.    WHEREAS, LICENSOR owns certain intellectual property rights necessary to make use of such ASSETS, commercialize LICENSED PRODUCTS and operate the BUSINESS; and

C.    WHEREAS, LICENSEE desires to license certain intellectual property rights necessary to make use of such ASSETS, commercialize LICENSED PRODUCTS and operate the BUSINESS and LICENSOR is willing to grant such an exclusive license to LICENSEE.

        NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties agree as follows:

I. DEFINITIONS

        All definitions below or elsewhere in this AGREEMENT apply to both their singular and plural forms, as the context may require. "Herein, " "hereunder," and "hereof" and other similar expressions refer to this AGREEMENT. "Section" refers to sections in this AGREEMENT. "Including" means "including without limitation." "Days" means "calendar days," unless otherwise stated.

        1.1    "AFFILIATE"    means any business entity more than fifty percent (50%) owned by LICENSEE, any business entity which owns more than fifty percent (50%) of LICENSEE, or any business entity that is more than fifty percent (50%) owned by a business entity that owns more than fifty percent (50%) of LICENSEE.

        1.2    "CONFIDENTIAL INFORMATION"    means the proprietary or confidential information of a party (each, a "DISCLOSER") which is disclosed to the other party (each, a "RECIPIENT") before or after the EFFECTIVE DATE and (i) is identified as "confidential" by DISCLOSER in writing prior to disclosure and (ii) relates to products, plans, designs, costs, prices, finances, marketing plans, business opportunities, personnel, research, development, know-how, trade secrets, inventions, blueprints, techniques, chemical or biological materials, drugs, devices, specimens, apparatus, processes, algorithms, software programs, schematics, designs, contracts, customer lists, procedures, formulae, patent applications and other information relating to DISCLOSER's business, services, processes or technology. CONFIDENTIAL INFORMATION shall not include information that RECIPIENT proves: (i) was known by RECIPIENT, or was publicly available, prior to disclosure by DISCLOSER to RECIPIENT; (ii) became publicly available after disclosure by DISCLOSER to RECIPIENT through no act of RECIPIENT; (iii) is hereafter rightfully furnished to RECIPIENT by a third party without confidentiality restriction; or (iv) is disclosed with the prior written consent of DISCLOSER or as expressly authorized under this AGREEMENT.

        1.3    "GROSS REVENUES"    means royalties, up-front payments, marketing, distribution, franchise, option, license, or documentation fees, bonus and milestone payments, equity securities or any other payment or value received by License from the sale, licensing, sublicensing, renting, leasing or other commercialization of Licensed Products, less sales/and/or use taxes actually paid, import and/or export duties actually paid, outbound transportation prepaid or allowed, and amounts allowed or credited due to returns.

        1.4    "IMPROVEMENTS"    means any and all derivative works, modifications, improvements, enhancements, translations, abridgements, additional developments or the like to the existing LICENSED TECHNOLOGY made by LICENSEE, LICENSEE's AFFILIATES and/or LICENSEE's sublicensees after the EFFECTIVE DATE.

        1.5    "INTELLECTUAL PROPERTY" or "INTELLECTUAL PROPERTY RIGHTS"    collectively means any and all patents (including reissues, divisions, continuations and extensions thereof), patent registrations, patent applications, data rights, utility models, business processes, trademarks, trade secrets, know how, trade names, registered or unregistered designs, mask works, copyrights, moral rights and any other form of proprietary protection afforded by law to intellectual property, or any applications therefor, which arises or is enforceable under the laws of the United States, any other jurisdiction or any bi-lateral or multi-lateral treaty regime.

        1.6    "KNOW-HOW"    means any and all information, processes, procedures, documents and materials relating to the design, development and manufacture of LICENSED PRODUCTS known to LICENSOR as of the EFFECTIVE DATE.

        1.7    "LICENSED PRODUCTS"    means any product incorporating or arising out of LICENSED TECHNOLOGY, including the OEM PRODUCTS and the VISTA PRODUCTS.

        1.8    "LICENSED PATENTS"    means all of the patent applications and patents listed on Schedule 3.10(a) of the Company Disclosure Schedule (as defined in the Asset Purchase Agreement), and any patents issued therefrom, together with all pending and issued foreign counterparts of such applications, and all pending and issued renewals, continuations, continuations-in-part, divisions, patents of addition, reexaminations and/or reissues of such applications or foreign counterparts.

        1.9    "LICENSED TECHNICAL INFORMATION"    means LICENSOR's rights in any technical information, KNOW-HOW, processes, procedures, compositions, devices, methods, formulae, protocols, techniques, software, designs, drawings or data which are not claimed in LICENSED PATENTS but that are necessary or useful for practicing LICENSED PATENTS.

        1.10    "LICENSED TECHNOLOGY"    means inventions or discoveries covered by LICENSED PATENTS and/or LICENSED TECHNICAL INFORMATION as more fully defined in Exhibit A. LICENSED TECHNOLOGY includes any IMPROVEMENTS developed by LICENSEE or its AFFILIATES subsequent to the EFFECTIVE DATE as set forth in Section 4.2.

        1.11    "LIMITED ROYALTY PERIOD"    has the meaning set forth in Section 3.1(b).

        1.12    "LIMITED ROYALTY PERIOD GROSS REVENUES"    means Gross Revenues from Licensee's Sale of Vista Products less the gross revenues earned by LICENSOR from its Sale of Vista Products during 2003.

        1.13    "OEM PRODUCTS"    means the Aesculap product line, the Wolf product line and the OEM Camera product line as further defined in Exhibit B, and any improvements, derivatives, modifications or enhancements thereto.

        1.14    "SALE" OR "SOLD"    means the transfer, licensing, renting, leasing, disposition or other commercialization of Licensed Products for value.

        1.15    "TERM"    has the meaning set forth in Section 10.1.

        1.16    "VISTA PRODUCTS"    means the Endosite System product line and the Three Chip Endosite System product line as further defined in Exhibit B, and any improvements, derivatives, modifications or enhancements thereto.

II. LICENSE; TECHNOLOGY TRANSFER

        2.1   Subject to the terms and conditions of this Agreement, LICENSOR hereby grants to LICENSEE, a worldwide, exclusive (even as to LICENSOR) license, with the right to sublicense, under LICENSED TECHNOLOGY, and all INTELLECTUAL PROPERTY RIGHTS therein (i) to make, have made, use, import, reproduce, offer to sell and/or sell LICENSED PRODUCTS; and (ii) to modify and create IMPROVEMENTS.

        2.2    Sublicenses.    LICENSEE may grant sublicenses under LICENSED TECHNOLOGY consistent with the terms of Section 2.1 and this AGREEMENT. Notwithstanding anything else herein and for avoidance of doubt, LICENSEE shall have no right to commercialize the LICENSED TECHNOLOGY except as incorporated into LICENSED PRODUCTS.

        2.3    Technology Transfer.    No later than thirty (30) days following the EFFECTIVE DATE, LICENSOR shall deliver to LICENSEE all LICENSED TECHNOLOGY.

III. CONSIDERATION, PAYMENTS AND REPORTS

        3.1    Royalties.    In consideration of rights granted by LICENSOR to LICENSEE under this AGREEMENT, LICENSEE agrees to pay LICENSOR the following:

          (a)   A five percent (5%) royalty on Gross Revenues for all OEM PRODUCTS Sold by LICENSEE, its AFFILIATES or its sublicensees;

          (b)   For the first (1st) two (2) twelve (12) month periods after the EFFECTIVE DATE ("LIMITED ROYALTY PERIOD"), a ten percent (10%) royalty on the Limited Royalty Period Gross Revenues for all VISTA PRODUCTS Sold by LICENSEE, its AFFILIATES or its sublicensees; and

          (c)   After the LIMITED ROYALTY PERIOD, a ten percent (10%) royalty on Gross Revenues for all VISTA PRODUCTS Sold licensed, leased, rented or otherwise commercialized by LICENSEE, its AFFILIATES or its sublicensees.

        3.2    Minimum Royalties.    Notwithstanding Section 3.1, the minimum royalty payment by LICENSEE to LICENSOR for the Licensed Products shall be as follows:

          (a)   One Hundred and Fifty Thousand U.S. Dollars ($150,000) for the first (1st) twelve (12) month period after the EFFECTIVE DATE to be paid no later than thirty (30) days after the first (1st) anniversary of the EFFECTIVE DATE;

          (b)   Three Hundred Thousand U.S. Dollars ($300,000) for the second twelve (12) month period starting on the first (1st) anniversary of the EFFECTIVE DATE to be paid no later than thirty (30) days after the second (2nd) anniversary of the EFFECTIVE DATE;

          (c)   Three Hundred Thousand U.S. Dollars ($300,000) for the third twelve (12) month period starting on second (2nd) anniversary of the EFFECTIVE DATE to be paid no later than thirty (30) days after the third (3rd) anniversary of the EFFECTIVE DATE;

          (d)   Three Hundred Thousand U.S. Dollars ($300,000) for the fourth twelve (12) month period starting on the third (3rd) anniversary of the EFFECTIVE DATE to be paid no later than thirty (30) days after the fourth (4th) anniversary of the EFFECTIVE DATE; and

          (e)   Three Hundred and Seventy-Five Thousand U.S. Dollars ($375,000) for the fifth twelve (12) month period starting on the fourth (4th) anniversary of the EFFECTIVE DATE to be paid no later than thirty (30) days after the fifth (5th) anniversary of the EFFECTIVE DATE.

        3.3    Termination of License.    If LICENSEE does not pay LICENSOR the minimum royalty for each twelve month period as set forth in Section 3.2, and such failure continues for thirty (30) days after LICENSOR notifies LICENSEE thereof in writing, the licenses granted under Section 2 shall terminate immediately and all rights and interests granted therein shall revert back to LICENSOR. The parties shall take any and all necessary actions and execute all documents necessary to ensure that the intent of this Section is enforced.

        3.4    Royalty Obligation and Conditional Transfer of LICENSED TECHNOLOGY.    The royalties agreed to hereunder shall be paid until the earlier of the date on which LICENSEE has paid LICENSOR an aggregate of Four Million Five Hundred Thousand U.S. Dollars ($4,500,000) or the fifth anniversary of Effective Date. ("TOTAL ROYALTY"). If LICENSEE pays LICENSOR the TOTAL ROYALTY, LICENSOR shall assign and transfer to LICENSEE all of LICENSOR's rights, title and interests in and to the LICENSED TECHNOLOGY. The parties shall take any and all necessary actions and execute all documents necessary to ensure the intent of this Section is enforced.

        3.5    Payment Terms.    The royalties due hereunder shall be paid on a semi annual basis ("Payment Period") commencing six (6) months from the Effective Date. Within thirty (30) days after the end of each Payment Period, LICENSEE:

          (i)    shall pay all royalties set forth in this Section 3 accrued and payable for such period, and

          (ii)   furnish LICENSOR with a royalty report along with a written statement certified by an officer of LICENSEE (a) stating that the royalty report is true and accurate, and (b) specifying the total royalties payable to LICENSOR for such period and providing the basis for the calculation of such royalties.

All payments due to LICENSOR shall be made solely in U.S. Dollars in immediately available funds, via wire transfer to such account as is designated by LICENSOR in writing to LICENSEE. Late payments shall accrue interest from the date due until the date paid at a rate of one percent (1%) per month, or the maximum rate allowed under applicable law, whichever is less. LICENSEE shall make no offset for any amounts due to LICENSOR regardless of the justification for such intended offset.

        3.6    Right of Audit.    During the TERM and for three (3) years after the expiration and termination of this AGREEMENT for any reason (the "AUDIT PERIOD"), LICENSEE shall keep complete, true and accurate records containing all invoices and other data related to the computation and verification of the royalties to be paid under Section 3 and any other amounts to be paid to LICENSOR, and (b) the basis of information provided in the royalty report or any statements provided by LICENSEE to LICENSOR pursuant to this AGREEMENT. During the AUDIT PERIOD LICENSEE shall permit LICENSOR or its designees or agents, at LICENSOR's expense and upon ten (10) days prior written notice, to inspect and make copies of such records for the sole purpose of verifying the accuracy of the royalties and other payments made by LICENSEE under this AGREEMENT. LICENSEE shall itself, and shall cause its accountants to, diligently cooperate with the audit. If any audit reveals any underpayment by LICENSEE, LICENSEE shall within ten (10) days after such audit remit to LICENSOR all amounts due, with interest thereon at the rate of one percent (1%) per month compounded (or the highest rate permitted by applicable law, whichever is lower), calculated from the date such amounts were due. If any underpayment is more than five percent (5%) of the total payments due for the period audited, LICENSEE shall remit to LICENSOR in full all costs for such audits and the subsequent audit, including any fees of a certified public accountant.

        3.7    Taxes.    In addition to any other amounts due under this AGREEMENT, LICENSEE agrees to pay, indemnify and hold LICENSOR harmless from any TAXES imposed by any governmental authority with respect to LICENSEE's use of the LICENSED TECHNOLOGY. "TAXES" herein means any tax, fee or cost not based on LICENSOR's net income, including any sales, use, excise, import or export, value added, withholding or similar tax, or any duty or fee and any penalties or interest associated with any of the foregoing. LICENSEE's obligation to pay TAXES shall survive any expiration or termination of this AGREEMENT. Notwithstanding the foregoing, if LICENSEE is required by U.S. or other law to withhold any amount from sums payable to LICENSOR hereunder, LICENSEE shall deduct and pay any withholding taxes to the appropriate U.S. or other tax authorities, respectively, and shall provide LICENSOR with a tax receipt evidencing such payment.

IV. PATENTS AND INVENTIONS

        4.1    Ownership.    Except for the licenses granted herein and as set forth in Section 3, LICENSOR shall retain all of its rights, title and interests, which it may have, in the underlying INTELLECTUAL PROPERTY RIGHTS of the LICENSED TECHNOLOGY and any IMPROVEMENTS.

        4.2    LICENSEE IMPROVEMENTS.    In the event that LICENSEE develops IMPROVEMENTS subsequent to the EFFECTIVE DATE, LICENSEE shall have all rights to such IMPROVEMENTS under the terms of the exclusive license granted to LICENSEE in Section 2.1.

        4.3    Patent Prosecution.    LICENSEE shall have the responsibility for preparing, filing, prosecuting and maintaining the LICENSED PATENTS and conducting any interferences, reexaminations or requesting reissues or patent term extensions with respect to the LICENSED PATENTS in the United States, and the right to prepare, file, prosecute and maintain the LICENSED PATENTS and conduct any interferences, reexaminations or request reissues or patent term extensions with respect to the LICENSED PATENTS, or to take such similar actions to protect the LICENSED PATENTS in any other country. During the TERM LICENSEE shall prosecute and/or maintain, as appropriate, the LICENSED PATENTS in at least the countries in which LICENSOR has already begun prosecution and/or maintenance ("PROSECUTION COUNTRIES"), a list of which shall be provided by LICENSOR upon request. LICENSEE shall keep LICENSOR fully informed as to the status of such patent matters, including without limitation by providing LICENSOR with the opportunity to review and comment on any documents which will be filed in any patent office and by providing LICENSOR copies of any documents received by LICENSEE from such patent offices including notices of all interferences, reexaminations, oppositions or requests for patent term extensions. In the event that LICENSEE declines or fails to prepare, file, prosecute or maintain any LICENSED PATENTS in any PROSECUTION COUNTRY, LICENSEE shall promptly, and in no event later than ninety (90) days prior to any filing deadline, provide written notice to LICENSOR and LICENSOR shall then have the right to assume such responsibilities at its own expense using counsel of its choice. In addition, LICENSEE shall promptly notify LICENSOR of any decision to abandon a patent or application covered by the LICENSED PATENTS in any country, in which case, LICENSOR shall have the option, at its expense and with counsel of its choice, of continuing to prosecute any such pending patent application or of keeping the issued patent in force. If LICENSEE abandons, declines or fails to prepare, file, prosecute or maintain any LICENSED PATENTS as set forth in this Section, the licenses granted by LICENSOR to LICENSEE pursuant to Section II shall immediately become non-exclusive.

        4.4    Additional Filings.    LICENSEE shall have the right to file for the protection of the LICENSED TECHNICAL INFORMATION, or any rights therein in any country. LICENSEE shall keep LICENSOR fully informed as to the status of such matters, including without limitation by providing LICENSOR with the opportunity to review and comment on any documents to protect the LICENSED TECHNICAL INFORMATION which will be filed in any governmental office or agency and by providing LICENSOR copies of any documents received by LICENSEE from such governmental offices or agencies.

V. INFRINGEMENT BY THIRD PARTIES

        5.1    Notice.    Each party shall promptly notify the other in writing of any alleged or threatened INTELLECTUAL PROPERTY infringement of the LICENSED TECHNOLOGY which may adversely impact the rights of the parties hereunder, of which it becomes aware.

        5.2    Enforcement.    In the event that either party becomes aware of any alleged or threatened INTELLECTUAL PROPERTY infringement of the LICENSED TECHNOLOGY, as between the parties, LICENSEE shall have the first right, but not the obligation, to take appropriate action against any person or entity directly or contributorily infringing such LICENSED TECHNOLOGY, and to retain any recovery from such action. In furtherance of such right, LICENSOR hereby agrees that LICENSEE may join LICENSOR as a party in any such action (with LICENSOR having the right to participate in such action and to be represented, if it so desires and at its own expense, by counsel of its own selection) and to give LICENSEE reasonable assistance and any needed authority to control, file and prosecute such action, without expense to LICENSOR. If LICENSEE does not file suit against a substantial infringer within six (6) months of knowledge thereof, then LICENSOR may, at its sole discretion, enforce any INTELLECTUAL PROPERTY RIGHTS in any LICENSED TECHNOLOGY licensed hereunder, provided LICENSOR does so both on behalf of itself and LICENSEE, with LICENSOR retaining all recoveries from such enforcement. In furtherance of such right, LICENSEE hereby agrees that LICENSOR may join LICENSEE as a party in any such action (with LICENSEE having the right to participate in such action and to be represented, if it so desires and at its own expense, by counsel of its own selection) and to give LICENSOR reasonable assistance and any needed authority to control, file and prosecute such action, without expense to LICENSEE.

        5.3    Cooperation.    In any suit or dispute involving an infringer, the parties agree to cooperate fully with each other at the expense of the party bringing the suit. Cooperation shall include permitting access during regular business hours upon reasonable notice, to all relevant personnel, records, papers, information, samples, specimens, and the like in its possession.

        5.4    Licenses to Abate Third Party Infringement.    LICENSEE shall have the sole right in accordance with the terms and conditions herein to sublicense the rights granted to LICENSEE under Section 2.1 to any alleged infringer.

VI. INDEMNIFICATION

        6.1    Indemnification By LICENSOR.    Subject to Section 6.2, LICENSOR, at its own expense, shall: (i) defend, or at its option settle, any claim, suit or proceeding brought by a third party against LICENSEE: (a) that the LICENSED TECHNOLOGY (except for IMPROVEMENTS) as used in accordance with this Agreement infringes any United States patent issued as of the Effective Date, or any United States copyright or trademark right(s) of a third-party, or misappropriates any United States trade secret of a third party, (b) that LICENSOR breached any of its warranties, representations or obligations in Section 8.1, or (c) arising out of LICENSOR's negligence, tortious conduct or willful misconduct hereunder; and (ii) pay any final and non-appealable judgment entered or settlement against LICENSEE thereon; provided, however, that LICENSOR shall not be responsible for any compromise or settlement made without its consent. LICENSOR shall have no obligation to LICENSEE unless: (1) LICENSEE gives LICENSOR prompt written notice of the claim; (2) LICENSOR is given the right to control and direct the investigation, preparation, defense and settlement of the claim; and (3) LICENSEE fully cooperates with LICENSOR, at LICENSOR's expense, in such defense and settlement.

          (a)    Exclusions.    LICENSOR's indemnification obligations shall not apply to any claim relating to: (a) the IMPROVEMENTS or any element of the LICENSED TECHNOLOGY that has been changed, abused or not used as authorized hereunder; (b) the bundling of LICENSED TECHNOLOGY with software, hardware or other materials of LICENSEE and third parties;

  (c) use of the LICENSED TECHNOLOGY that exceeds the scope of the licenses expressly granted in this Agreement; and/or (d) LICENSEE's failure to use the LICENSED TECHNOLOGY or any portion thereof in accordance with the provisions of this Agreement.

          (b)    Additional Rights.    If the use, sale or distribution of the OEM PRODUCTS or the VISTA PRODUCTS by LICENSEE, or its AFFILIATES or sublicensees is enjoined due to infringement of the LICENSED TECHNOLOGY in the Unites States, or if LICENSOR wishes to minimize its potential liability in connection therewith, LICENSOR may, at its option and expense, either: (a) substitute functionally equivalent non-infringing LICENSED TECHNOLOGY; (b) modify the infringing LICENSED TECHNOLOGY so that the OEM PRODUCTS or VISTA PRODUCTS no longer infringe, but remain functionally equivalent; (c) obtain for LICENSEE the right to continue to use such LICENSED TECHNOLOGY; or (d) if none of the foregoing is feasible, refund to LICENSEE a pro rata portion of the royalties paid hereunder (as depreciated on a straight line basis over five (5) years from the EFFECTIVE DATE).

        6.2    Indemnification By LICENSEE.    LICENSEE, at its own expense, shall: (i) defend, or at its option settle, any claim, suit or proceeding against LICENSOR arising from or in connection with (x) LICENSEE's breach of any of its warranties, representations or obligations in Section 8.2, 12.10, 12.11 and 12.12, (y) any LICENSEE modification, combination, adaptation, integration, incorporation, reproduction, sale, lease, rental or other commercialization, distribution or performance of the LICENSED PRODUCTS, or (z) LICENSEE's negligence, tortious conduct or willful misconduct; and (ii) pay any final judgment entered or settlement against LICENSOR thereon, provided, however, that LICENSEE shall not be responsible for any compromise or settlement made without its consent. LICENSEE shall have no obligation to LICENSOR pursuant to this Section 6.2 unless: (a) LICENSOR gives LICENSEE prompt written notice of the claim; (b) LICENSEE is given the right to control and direct the investigation, preparation, defense and settlement of the claim; and (c) LICENSOR fully cooperates with LICENSEE, at LICENSEE's expense, in such defense and settlement.

        6.3   In the event the provisions of this Article VI conflict with similar provisions contained in the Asset Purchase Agreement, the provisions of the Asset Purchase Agreement shall control.

VII. CONFIDENTIAL INFORMATION

        7.1    Nondisclosure.    RECIPIENT shall not, except as otherwise expressly provided herein, disclose, disseminate or otherwise allow access to the CONFIDENTIAL INFORMATION of DISCLOSER to anyone other than RECIPIENT's employees that have a need to know such CONFIDENTIAL INFORMATION to implement this AGREEMENT and who are bound by written confidentiality obligations with provisions no less stringent than those contained in this Section VII. RECIPIENT shall prevent unauthorized disclosure or use of the CONFIDENTIAL INFORMATION of DISCLOSER. DISCLOSER and RECIPIENT shall execute any documents and otherwise shall take all necessary steps to ensure that DISCLOSER and RECIPIENT shall each be able to enforce DISCLOSER's rights hereunder against RECIPIENT, its employees and all other third parties to whom RECIPIENT discloses DISCLOSER's CONFIDENTIAL INFORMATION, under the laws of each jurisdiction in which DISCLOSER's CONFIDENTIAL INFORMATION is disclosed by RECIPIENT. RECIPIENT shall be responsible for any breach of this Section VII by RECIPIENT's employees, contractors or agents.

        7.2    Ownership.    Except as set forth herein, RECIPIENT acknowledges and agrees that DISCLOSER (or its licensors) owns all rights, title and interests, including INTELLECTUAL PROPERTY RIGHTS, in and to DISCLOSER's CONFIDENTIAL INFORMATION.

        7.3    Notification.    If RECIPIENT learns or believes that any person who has had access to the CONFIDENTIAL INFORMATION of DISCLOSER has violated or intends to violate this

AGREEMENT, RECIPIENT shall immediately notify DISCLOSER and shall cooperate with DISCLOSER in seeking injunctive or other equitable relief against any such person.

        7.4    Exceptions.    RECIPIENT may disclose the CONFIDENTIAL INFORMATION of DISCLOSER, if such disclosure is required by law, provided that RECIPIENT promptly notifies DISCLOSER to allow intervention by DISCLOSER (prior to the disclosure), cooperates with DISCLOSER to contest or minimize the disclosure (including application for a protective order) at RECIPIENT's expense and limits such disclosure to the party entitled to receive the CONFIDENTIAL INFORMATION and to the scope of the legal requirement. Notwithstanding the foregoing, any CONFIDENTIAL INFORMATION disclosed pursuant to this Section 7.4 shall otherwise continue to be treated as CONFIDENTIAL INFORMATION hereunder.

        7.5    Confidentiality of AGREEMENT.    Neither party will publicly disclose any term of this AGREEMENT or announce the existence of this AGREEMENT without the prior written consent of the other party, except that each party may reveal the terms of this AGREEMENT (a) to its accountants, banks, financing sources, lawyers and other professional advisors, provided that such parties undertake in writing to keep such information confidential, or (b) as required by applicable laws and regulations including those of the U.S. Securities and Exchange Commission on the notification. Each party may also disclose the tax treatment and tax structure of the transactions contemplated by this AGREEMENT and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure.

        7.6    Reproduction of CONFIDENTIAL INFORMATION.    CONFIDENTIAL INFORMATION shall not be reproduced except as required to implement this AGREEMENT. Any reproduction or derivative of any CONFIDENTIAL INFORMATION of DISCLOSER by RECIPIENT shall remain the property of DISCLOSER and shall contain all confidential or proprietary notices or legends which appear on the original.

VIII. REPRESENTATIONS AND WARRANTIES

        8.1    Representations and Warranties by LICENSOR.    LICENSOR represents, warrants and covenants to LICENSEE:

          (a)    Corporate Power.    LICENSOR is duly organized and validly existing under the laws of Delaware and has full corporate power and authority to enter into this AGREEMENT and to carry out the provisions hereof.

          (b)    Due Authorization.    LICENSOR is duly authorized to execute and deliver this AGREEMENT and to perform its obligations hereunder. The person executing this AGREEMENT on LICENSOR's behalf has been duly authorized to do so by all requisite corporate action.

          (c)    Binding Agreement.    This AGREEMENT is a legal and valid obligation binding upon LICENSOR and enforceable in accordance with its terms. The execution, delivery and performance of this AGREEMENT by LICENSOR does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

          (d)    Grant of Rights.    LICENSOR has not, and will not during the term of this AGREEMENT, grant any right to any third party that would conflict with the rights granted to LICENSEE hereunder.

          (e)    Validity.    LICENSOR is aware of no action, suit or inquiry or investigation instituted by any governmental agency that questions or threatens the validity of this AGREEMENT.

          (f)    Ownership.    To LICENSOR's knowledge, it owns or holds valid and enforceable licenses to the LICENSED PATENTS and LICENSED TECHNICAL INFORMATION and has sufficient rights and power to grant the licenses to LICENSEE that it purports to grant herein.

          (g)    Third Party Rights.    LICENSOR has no knowledge of any third party INTELLECTUAL PROPERTY RIGHT that is infringed by the use or commercialization of the LICENSED PRODUCTS as contemplated hereby.

        8.2    Representations and Warranties by LICENSEE:    LICENSEE represents, warrants and covenants to LICENSOR:

          (a)    Corporate Power.    LICENSEE is duly organized and validly existing under the laws of the State of Nevada and has full corporate power and authority to enter into this AGREEMENT and to carry out the provisions hereof.

          (b)    Due Authorization.    LICENSEE is duly authorized to execute and deliver this AGREEMENT and to perform its obligations hereunder. The person executing this AGREEMENT on LICENSEE's behalf has been duly authorized to do so by all requisite corporation action.

          (c)    Binding Agreement.    This AGREEMENT is a legal and valid obligation binding upon LICENSEE and enforceable in accordance with its terms. The execution, delivery and performance of this AGREEMENT by LICENSEE does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

        8.3   EXCEPT FOR ANY EXPRESS WARRANTY GIVEN IN SECTION 8.1 OR 8.2, NEITHER PARTY MAKES ANY WARRANTY, AND EACH PARTY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED OR ARISING OUT OF A COURSE OF CONDUCT OR COURSE OF DEALING, INCLUDING ALL WARRANTIES OF TITLE, PERFORMANCE, USE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

IX. ASSIGNMENT

        9.1   Neither this AGREEMENT nor any right or obligation hereunder is assignable in whole or in part by any party without the prior written consent of the other party. Notwithstanding the foregoing, either party may assign this AGREEMENT, without such consent to a third party in connection with any merger, acquisition, consolidation, reorganization (in which a change of control occurs), CHANGE OF CONTROL of or by the assigning party, or the sale of all, substantially all or a majority of such parties' assets or voting securities. A "CHANGE OF CONTROL" occurs when over fifty percent (50%) of a party's then outstanding securities are acquired by a third party. This AGREEMENT shall inure to the benefit of each of the party's successors and assignees provided that such successors or assignees assume the party's obligations under this AGREEMENT.

X. TERM AND TERMINATION

        10.1    Term.    Subject to Sections 10.2 and 10.3 hereinbelow, the term of this AGREEMENT is from the EFFECTIVE DATE until the five (5) year anniversary of the EFFECTIVE DATE (the "TERM").

        10.2    Termination for Breach.    Each party shall have the right to terminate this AGREEMENT if the other party breaches this AGREEMENT and fails to cure such breach within thirty (30) days following the date the breaching party receives a written breach notice from the non-breaching party describing the breach; provided, however, that the foregoing cure right shall not apply for a breach of Sections II, IV and VII, whereupon the non-breaching party may terminate this AGREEMENT immediately upon written notice to the breaching party without granting the breaching party the right to cure such breach.

        10.3    Termination for Bankruptcy.    Each party shall have the right to terminate this AGREEMENT immediately upon written notice if the other party files a petition, action or other proceeding seeking relief or protection under any bankruptcy laws, whether voluntary or involuntary; or the other party becomes insolvent, or is unable to pay its debts as due or ceases to conduct business in the normal course (however, if such petition, action or proceeding is involuntary, then only if such petition, action or proceeding is not dismissed within sixty (60) days of filing);

        10.4    Post-Termination Obligations.    Upon termination or expiration of this AGREEMENT:

          (a)   nothing herein will be construed to release either party of any obligation or liability maturing prior to the effective date of the termination or expiration of this AGREEMENT;

          (b)   Any outstanding payments and the provisions of Sections I, V, VI, VII, VIII, IX, XI, XII and Sections 3.4, 3.5, 3.6, 3.7, 4.1, 4.2 and 10.4 shall survive any termination or expiration of this AGREEMENT by their terms for any reason.

          (c)   Each party shall cease to use or exploit in any manner the CONFIDENTIAL INFORMATION of the other party or any elements thereof in accordance with Section VII and shall return to the other party all CONFIDENTIAL INFORMATION (including all copies and derivatives, in any form, thereof) disclosed by the other party, and LICENSEE shall cease to use the CONFIDENTIAL INFORMATION of LICENSOR, provided that LICENSEE shall not be prohibited from using such CONFIDENTIAL INFORMATION in providing support services for the LICENSED PRODUCTS and selling all LICENSED PRODUCTS and parts therefor that it has on hand at the date of termination; and

          (d)   Except as set forth in Section 3.4, LICENSEE shall immediately cease the manufacture of LICENSED PRODUCTS.

XI. LIMITATION OF LIABILITY

        11.1 TO THE MAXIMUM ALLOWED BY APPLICABLE LAW, IN NO EVENT SHALL LICENSOR BE LIABLE FOR ANY LOSS, INABILITY TO USE, INTERRUPTION OF BUSINESS, OR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING LOST PROFITS) ARISING OUT OF THE LICENSED TECHNOLOGY, THE LICENSED PRODUCTS, OR OTHERWISE UNDER THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY, OR OTHERWISE, EVEN IF LICENSEE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

        11.2 TO THE MAXIMUM EXTENT ALLOWED UNDER APPLICABLE LAW, IN NO EVENT SHALL LICENSOR'S AGGREGATE LIABILITY TO LICENSOR, OR ANY THIRD PARTY FOR ANY AND ALL CLAIMS ARISING FROM OR RELATING TO THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR ANY OTHER THEORY OF LIABILITY, EXCEED THE AMOUNTS PAID BY LICENSEE TO LICENSOR HEREUNDER PRIOR TO THE DATE OF THE EVENT GIVING RISE TO SUCH LIABILITY. THIS LIMITATION SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN.

XII. GENERAL

        12.1    Integration, Amendments.    This AGREEMENT and Exhibits A and B attached hereto, represent and constitute the sole, final and entire agreement between the parties with respect to the subject matter hereof, may only be amended in writing signed by the duly authorized officers of both parties, and supersedes all prior agreements and understandings with respect to the matters covered by this AGREEMENT.

        12.2    Notices.    Any notice, waivers or consents required by this AGREEMENT must be given by prepaid, first class, certified mail, return receipt requested, and addressed in the case of LICENSOR to:

  Vista Medical Technologies, Inc.
  2101 Faraday Avenue
  Carlsbad, CA 92008
  Facsimile: (760) 603-9170
  Attention: John R. Lyon

  or in the case of LICENSEE to:
  Viking Systems, Inc.
  7514 Girard Ave., Suite 1509
  La Jolla, CA 92037
  Facsimile No.: (619) 839-3793
  Attention: Thomas B. Marsh

  or other addresses as may be given from time to time under the terms of this notice provision.

        12.3    Governing Law.    This AGREEMENT is entered into in and shall be governed, construed and enforced in all respects solely and exclusively under the laws of the State of California, USA without giving effect to any law which would result in the application of a different body of law. Any and all suits hereunder shall be brought and resolved solely and exclusively in, and the parties hereby irrevocably consent to the exclusive jurisdiction and proper venue of, the state and federal courts located in the County of San Diego, State of California, USA, and waive any objections thereto based on any ground including improper venue or Forum Non-Conveniens. The parties agree that any process directed to any of them in any such litigation may be served outside the State of California, USA, with the same force and effect as if the service had been made within the State of California, USA, and that service of process may be effected in accordance with Section 12.2 hereof. Any decision rendered by such court shall be binding, final and conclusive upon the parties, and a judgment thereon may be entered in, and enforced by, any court having jurisdiction over the party against which an award is entered or the location of such party's assets.

        12.4    Injunctive Relief.    Notwithstanding anything to the contrary herein, each party shall be entitled to seek injunctive or other equitable relief, wherever such party deems appropriate in any jurisdiction, in order to preserve or enforce such party's rights for any breach or threatened breach of the other party of Sections II, IV or VII. Each party agrees that: (i) Section II, IV and VII are necessary and reasonable to protect the other party and its business, (ii) any violation of these provisions could cause irreparable injury to the other party for which money damages would be inadequate, and (iii) as a result, the other party will be entitled to seek and obtain injunctive relief against the breach or threatened breach of the provisions of Section II, IV or VII without the necessity of posting bond or proving actual damages. The parties agree that the remedies set forth in this Section 12.4 are in addition to and in no way preclude any other remedies or actions that may be available at law or under this AGREEMENT.

        12.5    Attorneys' Fees.    The prevailing party in any action or suit shall be entitled to recover all costs it incurred in connection therewith, including, without limitation, reasonable attorneys' fees.

        12.6    No Waiver.    The failure of either party to require performance by the other party of any provision hereof shall not affect its right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself. Any such waiver or any amendment of this AGREEMENT must be in writing and signed by both parties to be effective.

        12.7    Headings.    Headings included herein are for convenience only and will not be used to construe this AGREEMENT.

        12.8    Severability.    If one or more provisions in this AGREEMENT are ruled entirely or partly invalid or unenforceable by any court or governmental authority of competent jurisdiction, then: (i) the validity and enforceability of all provisions not ruled to be invalid or unenforceable shall remain unaffected; (ii) the effect of such ruling shall be limited to the body making the ruling; (iii) the provision(s) held wholly or partly invalid or unenforceable shall be deemed amended, and the parties shall reform the provision(s) to the minimum extent necessary to render them valid and enforceable in conformity with the parties' intent as manifested herein; and (iv) if the ruling, or the controlling principle of law or equity leading to the ruling, is subsequently overruled, modified, or amended, then the provision(s) in question, as originally set forth in this AGREEMENT, shall be deemed valid and enforceable to the maximum extent permitted by the new controlling principle of law or equity.

        12.9    Independent Contractors.    The relationship between LICENSEE and LICENSOR is solely that of independent contractors. Neither party nor its employees, agents or representatives shall be considered employees, agents, partners, franchisees, joint venturers or representatives of the other party. Neither party shall act or represent itself, directly or by implication, as agent, party to a joint venture with the other party, partner or representative of the other, or in any manner assume or attempt to assume or create any obligation or liability of any kind, express or implied, on behalf of, or in the name of, the other.

        12.10    Export Controls.    LICENSEE understands that the LICENSED TECHNOLOGY is subject to the export control laws and regulations of the U.S. or other applicable jurisdictions. LICENSEE agrees that it will not export or re-export the LICENSED TECHNOLOGY in violation of such laws or regulations.

        12.11    Corrupt Practices.    LICENSEE shall not, directly or indirectly, make, offer or agree to make or offer on behalf of LICENSOR, any loan, gift, donation or other payment, directly or indirectly, whether in cash or in kind, for the benefit of or at the direction of any candidate, committee, political party, political function or government or government subdivision, or any individual elected, appointed or otherwise designated as an employee or officer thereof, for the purposes of influencing any act or decision of such entity or individual or inducing such entity or individual to do or omit to do anything in order to obtain or retain business or other benefits in violation of the United States Foreign Corrupt Practices Act.

        12.12    Boycott.    LICENSEE shall not, directly or indirectly, take any action that would cause LICENSOR to be in violation of United States anti-boycott laws under the United States Export Administration Act or the United States Internal Revenue Code, or any regulation thereunder.

        12.13    Counterparts.    This AGREEMENT may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

        12.14    Interpretation.    This AGREEMENT has been negotiated by the parties and their respective counsel. This AGREEMENT will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any party. Any ambiguity will not be interpreted against the drafting party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this AGREEMENT.

VIKING SYSTEMS, INC.		VISTA MEDICAL TECHNOLOGIES, INC.
By:		By:

	Thomas B. Marsh, President		John R. Lyon, President
Date:		Date:

EXHIBIT A

LICENSED TECHNOLOGY

        All "Company Intellectual Property," as defined in the Asset Purchase Agreement.

EXHIBIT B

LICENSED PRODUCTS

  VISTA PRODUCTS

  OEM PRODUCTS

EXHIBIT B
BILL OF SALE

        This Bill of Sale, effective as of January    , 2003, is being executed and delivered by Vista Medical Technologies, Inc., a Delaware corporation ("Vista"), to Viking Systems, Inc., a Nevada corporation ("Viking"), in connection with that certain Asset Purchase Agreement pursuant to which Vista has agreed to sell, and Viking has agreed to purchase, certain assets of Vista (the "Purchase Agreement"). Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

        WHEREAS, Vista has agreed to sell to Viking all of the Purchased Assets in exchange for the purchase price described in Section 2.4 of the Purchase Agreement (the "Purchase Price").

        WHEREAS, Vista is executing and delivering this Bill of Sale to Viking for the purpose of selling to and vesting in Viking all right, title and interest in and to the Purchased Assets.

        NOW, THEREFORE, in exchange for the Purchase Price, Vista hereby agrees as follows:

        1.     Vista agrees to grant, sell, convey, assign, transfer and deliver to Viking, free and clear of any encumbrance or adverse claim of any kind whatsoever, all of its right, title, and interest in and to the Purchased Assets.

        2.     From time to time after the date hereof, Vista agrees to execute and deliver to Viking such instruments of sale, transfer, conveyance, assignment and delivery, and such consents, assurances, powers of attorney and other instruments as may be reasonably requested by Viking in order to vest in Viking all right, good and marketable title and interest of Vista in and to the Purchased Assets and otherwise in order to carry out the purpose and intent of this instrument. Vista covenants and agrees to warrant and defend the sale, transfer, assignment, conveyance, grant and delivery of the Purchased Assets hereby made against all persons whomsoever, to take all steps reasonably necessary to establish the record of Viking's title to the Purchased Assets.

        3.     Without limiting Section 2 hereof, Vista hereby constitutes and appoints Viking the true and lawful agent and attorney in fact of Vista, with full power of substitution and resubstitution, in whole or in part, in the name and stead of Vista but on behalf and for the benefit of Viking and its successors and assigns, from time to time:

          a.     to demand, receive and collect any and all of the Purchased Assets and to give receipts and releases for and with respect to the same, or any part thereof;

          b.     to institute and prosecute, in the name of Vista or otherwise, any and all proceedings at law, in equity or otherwise, that Viking or its successors and assigns may deem proper in order to collect or reduce to possession any of the Purchased Assets and in order to collect or enforce any claim or right of any kind hereby assigned or transferred, or intended so to be; and

          c.     to do all things legally permissible, required or reasonably deemed by Viking to be required to recover and collect the Purchase Assets and to use Vista's name in such manner as Viking may reasonably deem necessary for the collection and recovery of same.

        Vista hereby declaring that the foregoing powers are coupled with an interest and are and shall be irrevocable by Vista.

        4.     This instrument shall be binding upon Vista, and its successors and assigns, for the uses and purposes set forth above.

        5.     This instrument shall be governed by and construed in accordance with the laws of the State of California applicable to contracts executed and performed in such State, without giving effect to conflicts of laws principles.

[SIGNATURE PAGE TO FOLLOW]

—CONFIDENTIAL—

        IN WITNESS WHEREOF, Vista has caused this Bill of Sale to be executed and delivered on the date and year first written above.

VISTA MEDICAL TECHNOLOGIES, INC.
By:
Name:
Title:
THE STATE OF CALIFORNIA	)
)
COUNTY OF	)

On                        , 2003, before me,                                                            , personally appeared
                                                           , known personally to me (or proved to me on the basis of satisfactory evidence) to be the                        of the above named corporation whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his authorized capacity, and that by her/his signature on the instrument the person, or the entity upon behalf of which she/he acted, executed the instrument.

WITNESS my hand and official seal.

NOTARY PUBLIC—STATE OF CALIFORNIA

—CONFIDENTIAL—

[SIGNATURE PAGE TO BILL OF SALE]

—CONFIDENTIAL—

EXHIBIT C
GENERAL ASSIGNMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT

        This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made as of January     , 2003, by and between Vista Medical Technologies, Inc., a Delaware corporation ("Assignor"), and Viking Systems, Inc., a Nevada corporation (the "Assignee").

RECITALS:

        A.    Assignor and the Assignee have entered into an Asset Purchase Agreement dated as of December 22, 2003 (the "Purchase Agreement"). Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement

        B.    Pursuant to the Purchase Agreement, Assignor has agreed to convey, transfer, assign and deliver to Assignee all of the Purchased Assets, and Assignee has agreed to assume the Assumed Liabilities.

AGREEMENT:

        In consideration of the promises and of the agreements contained herein and in the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

        1.    Assignment.    Assignor, for itself and its successors and assigns forever, hereby assigns, transfers and conveys to Assignee all of its right, title and interest in, related to or arising out of, the Purchased Assets.

        2.    Assumption.    The Assignee, for itself and its successors and assigns forever, hereby accepts and assumes the due and punctual performance, discharge and observation of, and shall perform, discharge and observe, all of Assignor's obligations in, related to, or arising out of the Purchased Assets and the Assumed Liabilities.

        3.    Additional Rights and Obligations.    Assignor and Assignee hereby agree and acknowledge that this Agreement is being entered into pursuant to and subject to the terms and conditions set forth in the Purchase Agreement and that additional rights and obligations of the parties are expressly provided for therein, and that the execution and delivery of this Agreement shall not impair or diminish any of the rights or obligations of any of the parties to the Purchase Agreement as set forth therein.

        4.    Reasonable Efforts; Cooperation.    The parties shall use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the provisions contained herein and to cooperate with each other in connection with the foregoing.

        5.    Consents.    Notwithstanding anything to the contrary in this Agreement, as to those Purchased Assets for which consent of third parties to assignment is required, the obtaining of such consents shall be a condition precedent to the assignment to Assignee by Assignor of its interests therein and to the assumption by Assignor of Assignee's obligations thereunder.

        6.    Counterparts.    This Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. Any counterpart may be delivered by facsimile.

        7.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of California.

This Assignment and Assumption Agreement has been executed as of the date first written above.

VISTA MEDICAL TECHNOLOGIES, INC.
By:
Name:
Title:
VIKING SYSTEMS, INC.
By:
Name:
Title:

EXHIBIT D
REGISTRATION RIGHTS AGREEMENT

VIKING SYSTEMS, INC.
REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of the            day of January, 2004, by and among Viking Systems Inc., a Nevada corporation (the "Company"), and Vista Medical Technologies, Inc., a Delaware corporation (the "Holder").

        WHEREAS, Holder received shares of the Company's Common Stock pursuant to the terms of that certain Asset Purchase Agreement between the Company and Holder dated December 22, 2003 (the "Asset Purchase Agreement").

        WHEREAS, in connection with the Asset Purchase Agreement and the transactions contemplated therein, the Company has agreed to grant to Holder the rights described herein.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

        1.    General.

          1.1    Definitions.    As used in this Agreement the following terms shall have the following respective meanings:

            (a)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (b)   "Holder" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities.

            (c)   "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

            (d)   "Registrable Securities" means (a) the Shares and (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

            (e)   "Registration Expenses" shall mean the fees and expenses of a single counsel for Holder selected by Holder (with the approval of the Company, which approval shall not be unreasonably withheld) and all expenses incurred by the Company in complying with Section 2.1 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

            (f)    "SEC" or "Commission" means the Securities and Exchange Commission.

            (g)   "Securities Act" shall mean the Securities Act of 1933, as amended.

            (h)   "Selling Expenses" shall mean underwriting discounts and selling commissions applicable to the sale and the legal fees and expenses of special counsel to Holder above and beyond the counsel provided for in the definition of Registration Expenses.

            (i)    "Shares" shall mean the Company's Common Stock issued pursuant to the Asset Purchase Agreement and held by Holder or its permitted assigns.

            (j)    "Special Registration Statement" shall mean (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, including any registration statements related to the resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.

        2.    Registration.

          2.1    Piggyback Registrations.    The Company shall notify the Holder in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford Holder an opportunity to include in such registration statement all or part of the Registrable Securities held by such Holder. If Holder desires to include in any such registration statement all or any part of its Registrable Securities, Holder shall, within twenty (20) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by Holder. If Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

            (a)    Underwriting.    If the registration statement under which the Company gives notice under this Section 2.1 is for an underwritten offering, the Company shall so advise Holder. In such event, the right of any Holder to be included in a registration pursuant to this Section 2.1 shall be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Registrable Securities in the underwriting to the extent provided herein. If Holder proposes to distribute its Registrable Securities through such underwriting, it shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; and second, to all other selling stockholders of the Company (including Holder) on a pro rata basis; provided, however in no event shall the number of shares to be included by Holder be reduced to a number less than 25% of the number of shares initially proposed to be included by Holder. If Holder disapproves of the terms of any such underwriting, Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence divided by the total number of shares held by all stockholders proposed to be included as selling stockholders in the registration statement.

            (b)    Right to Terminate Registration.    The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.1 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.2 hereof.

          2.2    Expenses of Registration.    Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.1 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by Holder.

          2.3    Obligations of the Company.    Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            (a)   Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective and remain effective for a period of ninety (90) days or until Holder has completed the distribution related thereto, whichever first occurs.

            (b)   Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in Section 2.3(a) above.

            (c)   Furnish to Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by it.

            (d)   Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            (e)   In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. If Holder participates in such underwriting, it shall also enter into and perform its obligations under such an agreement.

            (f)    Notify Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            (g)   Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

          2.4    Termination of Registration Rights.    All registration rights granted under this Section 2 shall terminate and be of no further force and effect upon the earlier of (i) seven (7) years from the date hereof or (ii) at such time as SEC Rule 144 or another similar exemption under the Securities Act is available for the sale, without registration, of all of Holder's Registrable Securities during a three (3) month period.

          2.5    Furnish Information.    It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

          2.6    Indemnification.    In the event any Registrable Securities are included in a registration statement under Section 2.1:

            (a)   To the extent permitted by law, the Company will indemnify and hold harmless Holder, the partners, officers and directors of Holder, any underwriter (as defined in the Securities Act) for Holder and each person, if any, who controls Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to such Holder, partner, officer, director, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

            (b)   To the extent permitted by law, Holder will, if Registrable Securities held by Holder are included in the securities as to which such registration, qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act and any underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person or underwriter may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Holder under an instrument duly executed by Holder and stated to be specifically for use in connection with such registration; and Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.6 exceed the gross proceeds from the offering received by Holder.

            (c)   Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.6.

            (d)   If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by Holder hereunder exceed the net proceeds from the offering received by Holder except in the case of willful fraud of Holder.

            (e)   The obligations of the Company and Holder under this Section 2.6 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

        Notwithstanding the foregoing, to the extent the indemnification provisions contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          2.7    Limitation on Subsequent Registration Rights.    After the date of this Agreement, the Company shall not, without the prior written consent of Holder, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder rights senior to those granted to Holder hereunder with respect to the allocation of shares in an underwriting agreement.

        3.    Miscellaneous.

          3.1    Governing Law.    This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          3.2    Survival.    The representations, warranties, covenants, and agreements made herein shall survive any investigation made by Holder or the Company and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

          3.3    Successors and Assigns.    Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes.

          3.4    Entire Agreement.    This Agreement, the Asset Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          3.5    Severability.    In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          3.6    Amendment and Waiver.

            (a)   Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and Holder Securities.

            (b)   Except as otherwise expressly provided, the obligations of the Company and the rights of Holder under this Agreement may be waived only with the written consent of Holder.

          3.7    Delays or Omissions.    It is agreed that no delay or omission to exercise any right, power, or remedy accruing to Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on Holder's part of any breach, default or noncompliance under the Agreement or any waiver on Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise, shall be cumulative and not alternative.

          3.8    Notices.    All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

          3.9    Attorneys' Fees.    In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          3.10    Titles and Subtitles.    The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          3.11    Counterparts.    This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be an original, but all of which together shall constitute one instrument.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

        IN WITNESS WHEREOF, the parties hereto have executed this REGISTRATION RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

"Company"	"Holder"
Viking Systems, Inc.	Vista Medical Technologies, Inc.
By:	By:

Name:	Name:

Title:	Title:

Address:	Address:

SIGNATURE PAGE TO VIKING SYSTEMS, INC.
REGISTRATION RIGHTS AGREEMENT

EXHIBIT E
INVENTORY PROCEDURE

        Methodology of Vista to Viking inventory transfer (by warehouse category)

M1

        All material in M1 will be categorized into two buckets based on the open A/P report as of December 31, 2003.

        Bucket 1 will contain all material which has been paid for by Vista.

        Bucket 2 will contain all material which has not been paid for by Vista.

        If multiple lots exist determination of what has been paid for will be based on the FIFO system.

        All material in Bucket 1 will be transferred to M2 in the MRP system (however the material will not physically move.) All M2 inventory will be consigned to Viking when the deal closes.

        From Jan 1 on, all material will be issued from M2 until it is depleted. Viking will pay Vista, on a monthly basis, the delta between the value of the inventory (standard at closing) in M2 at the beginning of the month and the end of the month for a period of 12 months. (It is understood that the MRP system will always interrogate M2 inventory first.)

CP

        CP contains factory refurbished product for use in service replacement and loaners. The total book value as of Dec 16 is $136,184.13. Of that total $20,729.19 is active product and the balance is for discontinued product which is in use by customers.

        It is proposed that the entire CP inventory be acquired by Viking for the value of the active product as of December 31, 2003.

SM

        SM, which contains slow moving inventory, will be consigned to Viking at closing. Viking will pay Vista, on a monthly basis, the delta between the value of the SM inventory at the beginning of the month and the end of the month, for 12 months.

WIP

        WIP will be valued based on the WIP Analysis report as of Dec 31, 2003.

        A list of Inventory on hand that has not been paid for will be developed from the Open A/P Report as mentioned above.

        All items on the list will be checked against M1 as mentioned above.

        The quantity on the unpaid list that is in M1 will be added to bucket 2, which has inventory that has not been paid for by Vista.

        The quantity on the unpaid list that is greater than the M1 quantity will be the amount deducted from the WIP Analysis report value.

        The adjusted WIP value (WIP Analysis Report less any deductions) will then be added to bucket 1, which is inventory that has been paid for by Vista.

        The value (standard) of inventory in WIP Bucket 1 will be consigned to Viking at closing.

        The inventory in WIP Bucket 2 will become the property of Viking at the time of closing and Viking will be responsible to pay the supplier.

WIP Three CCD Salvage

        Vista currently has 200 Three CCD prism blocks in a salvage job at $0 value. When salvaged they will have the same value as a newly purchased unit, $875. It requires approx. 1 hr of labor, ($125) to salvage. Viking will pay Vista $400 for every CCD which is salvaged.

WIP CP

        Vista maintains an inventory for service replacement and loaners. Typically this inventory is refurbished to new product standards but sold at a discount to existing customers whose product is out of warranty or that has been misused and is in need of repair. Viking will take ownership at closing and pay 1/3 of the net profit derived from sale of this inventory once it is refurbished and sold.

FINAL TRANSFER

        On January 1, 2005 all remaining material in M2 and SM will transfer to Viking from Vista for $1.00.

Appendix B

VISTA MEDICAL TECHNOLOGIES, INC.
PRO FORMA STATEMENT OF OPERATIONS
NINE MONTHS ENDED 09/30/03

	HISTORICAL	ELIMINATION OF VISUALIZATION TECHNOLOGY BUSINESS(1)	PRO FORMA
Sales	$6,808,418	$4,752,230	$2,056,188
Cost of Sales	3,853,861	3,331,360	522,501
Research and development	949,921	949,921	—
Sales and marketing	1,810,452	233,479	1,576,973
General and administrative	1,430,588	959,081	471,507

Total cost and expenses	8,044,822	5,473,841	2,570,981

Loss from operations	(1,236,404)	(721,611)	(514,793)
Interest income	38,186	0	38,186
Interest expense	(3,403)	0	(3,403)

Net loss	$(1,201,621)	$(721,611)	$(480,010)
Less: Accretion of dividends on preferred stock	82,767	0	82,767

Net loss applicable to common stockholders	(1,284,388)	(721,611)	(562,777)

Share used in computing basic and diluted loss per share	5,002,620		5,002,620

(1)
Adjustment to eliminate results of operations of the Business as of January 1, 2003.

 VISTA MEDICAL TECHNOLOGIES, INC.
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002

	HISTORICAL	ELIMINATION OF VISUALIZATION TECHNOLOGY BUSINESS(1)	PRO FORMA
Sales	$11,106,130	$7,465,610	$3,640,520
Cost of Sales	5,988,881	5,014,616	974,265
Research and development	1,709,534	1,709,534	—
Sales and marketing	2,690,032	249,996	2,440,036
General and administrative	1,882,260	1,390,181	492,079

Total cost and expenses	12,270,707	8,364,327	3,906,380

Loss from operations	(1,164,577)	(898,717)	(265,860)
Interest income	17,426	0	17,426

Net loss	$(1,147,151)	$(898,717)	$(248,434)

Share used in computing basic and diluted loss per share	4,968,519		4,968,519

(1)
Elimination of the Visualization Technology Business for the 2002 Fiscal Year to reflect the Obesity Management Services Business results of operations.

 VISTA MEDICAL TECHNOLOGIES, INC.
PRO FORMA BALANCE SHEET
September 30, 2003

	HISTORICAL	LESS VISUALIZATION TECHNOLOGY BUSINESS	PLUS PROCEEDS FROM VISUALIZATION TECHNOLOGY BUSINESS SALE		PRO FORMA(1)
ASSETS
CURRENT ASSETS
CASH & CASH EQUIVALENTS	$400,037		$132,000	(2)	$532,037
SHORT-TERM INVESTMENTS	187,606				187,606
ACCOUNTS RECEIVABLE	904,320	803,597			100,723
ROYALTY RECEIVABLE			999,750	(3)	999,750
INVENTORIES	1,701,574	125,000			1,576,574
PREPAID EXPENSES	207,954				207,954

TOTAL CURRENT ASSETS	3,401,491	928,597	1,131,750		3,604,644
PROPERTY & EQUIPMENT	1,691,896	1,610,122			81,774
LESS ACCUMULATED DEPRECIATION	(1,624,408)	(1,587,475)			(36,933)

NET PROPERTY & EQUIPMENT	67,488	22,647	0		44,841
OTHER ASSETS
INVESTMENT IN EQUITY POSITION			62,000	(4)	62,000
PATENTS	942	942			0

TOTAL OTHER NON-CURRENT ASSETS	942	942	62,000		62,000

TOTAL ASSETS	$3,469,921	$952,186	$1,193,750		$3,711,485

LIABILITIES & EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE	641,320	539,422			101,898
SHORT TERM BANK BORROWINGS	0				0
PAYROLL LIABILITIES	280,830	146,898			133,932
PROPERTY & OTHER TAXES	5,022				5,022
DEFERRED REVENUE	416,417	99,750			316,667
MISCELLANEOUS ACCRUED LIABILITIES	157,897	111,877			46,020

TOTAL CURRENT LIABILITIES	1,501,486	897,947	0		603,539
TOTAL LONG TERM LEASE OBLIGATIONS	22,333	0	0		22,333

TOTAL LIABILITIES	1,523,819	897,947	0		625,872
STOCKHOLDERS EQUITY
DEFERRED COMPENSATION	(14,001)				(14,001)
COMMON STOCK	50,065				50,065
PREFERRED STOCK	1,032,767				1,032,767
ADDITIONAL PAID-IN CAPITAL WARRANTS OUTSTANDING	249,256				249,256
ADDITIONAL PAID-IN CAPITAL — COMMON STOCK	64,951,002				64,951,002
ADDITIONAL PAID-IN CAPITAL — OPTIONS OUTSTANDING	2,886,001				2,886,001
RETAINED EARNINGS	(66,007,367)				(66,007,367)
CURRENT YEAR EARNINGS	(1,201,621)	54,239	1,193,750		(62,110)

TOTAL STOCKHOLDERS EQUITY	1,946,102	54,239	1,193,750		3,085,613

TOTAL LIABILITIES & EQUITY	$3,469,921	$952,186	$1,193,750		$3,711,485

(1)
Adjustments to show the balance sheet as if the Business was sold on the effective date of September 30, 2003.

(2)
Adjustments to reflect cash of approximately $132,000 at the Closing.

(3)
Adjustments to reflect the minimum royalties received over a 5 year period of $1,425,000, discounted at 9% to $999,750 for present value.

(4)
Adjustments to record the Company's equity ownership in Viking valued at $62,000, representing 10% ownership in Viking.

Appendix C

VIKING SYSTEMS, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED 09/30/2003

	HISTORICAL	ADDITION OF VISUALIZATION TECHNOLOGY BUSINESS(1)	PRO FORMA
Sales	$—	$4,752,230	$4,752,230
Cost of Sales	0	3,331,360	3,331,360
Research and development	0	949,921	949,921
Sales and marketing	0	233,479	233,479
General and administrative	0	959,081	959,081

Total cost and expenses	0	5,473,841	5,473,841

Loss from continuing operations	0	(721,611)	(721,611)
Loss from discontinued operations	$(16,123)	$—	(16,123)

Net loss applicable to common stockholders	(16,123)	(721,611)	(737,734)

Basic and diluted loss per share	$(0.01)		$(0.13)
Share used in computing basic and diluted loss per share	2,696,599	3,100,000	5,796,599

(1)
This Pro Forma Statement of Operations reflects the addition of the Visualization Technology Business at 9-30-03.

 VIKING SYSTEMS, INC.
PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED 12/31/02

	HISTORICAL	ADDITION OF VISUALIZATION TECHNOLOGY BUSINESS(1)	CONSOLIDATED INCOME STATEMENT WITH VISUALIZATION TECHNOLOGY BUSINESS
Sales	$—	$7,465,610	$7,465,610
Cost of Sales	0	5,014,616	$5,014,616
Research and development	0	1,709,534	$1,709,534
Sales and marketing	0	249,996	$249,996
General and administrative	0	1,390,181	$1,390,181

Total cost and expenses	0	8,364,327	8,364,327

Loss from continuing operations	0	(898,717)	(898,717)
Net loss from discontinued operations	$(12,887)		$(12,887)

Net loss applicable to common stockholders	$(12,887)	$(898,717)	$(911,604)

Basic and diluted loss per share	$(0.01)		$(0.16)
Share used in computing basic and diluted loss per share	2,548,082	3,100,000	5,648,082

(1)
This Pro Forma Statement of Operations reflects the addition of the Visualization Technology Business for the fiscal year 2002.

 VKING SYSTEMS, INC.
PRO FORMA BALANCE SHEET
September 30, 2003

	HISTORICAL	PLUS VISUALIZATION TECHNOLOGY BUSINESS BALANCES	PRO FORMA(1)
ASSETS
CURRENT ASSETS
CASH & CASH EQUIVALENTS	$39		$39
ASSETS FROM DISCONTINUED OPERATIONS	21		21
ACCOUNTS RECEIVABLE		803,597	803,597
INVENTORIES		125,000	125,000

TOTAL CURRENT ASSETS	60	928,597	928,657
PROPERTY & EQUIPMENT		22,647	22,647
OTHER ASSETS
PATENTS		942	942
INTANGIBLE ASSETS ACQUIRED		1,139,511	1,139,511

TOTAL OTHER ASSETS	0	1,140,453	1,140,453

TOTAL ASSETS	$60	$2,091,697	$2,091,757

LIABILITIES & EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE		671,422	671,422
LIABILITIES FROM DISCONTINUED OPERATIONS	37,980		37,980
PAYROLL LIABILITIES		146,898	146,898
PROPERTY & OTHER TAXES			0
DEFERRED REVENUE		99,750	99,750
MISCELLANEOUS ACCRUED LIABILITIES		111,877	111,877

TOTAL CURRENT LIABILITIES	37,980	1,029,947	1,067,927
ROYALTIES PAYABLE		999,750	999,750

TOTAL LIABILITIES	37,980	2,029,697	2,067,677
STOCKHOLDERS EQUITY
COMMON STOCK	2,951	3,100	6,051
ADDITIONAL PAID-IN CAPITAL—COMMON STOCK	264,299	58,900	323,199
RETAINED EARNINGS	(305,170)		(305,170)

TOTAL STOCKHOLDERS EQUITY	(37,920)	62,000	24,080

TOTAL LIABILITIES & EQUITY	$60	$2,091,697	$2,091,757

(1)
Adjustments to show the balance sheet as if the Business was sold on the effective date of September 30, 2003.

Appendix D

Report of Independent Auditors

The Board of Directors and Stockholders
Vista Medical Technologies, Inc.

        We have audited the accompanying consolidated balance sheets of Vista Medical Technologies, Inc. as of December 31, 2001 and 2002 and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2002. Our audits also included the financial statement schedules listed in the index at Item 15(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Vista Medical Technologies, Inc. at December 31, 2001 and 2002, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                      /s/ Ernst & Young LLP

Boston, Massachusetts
January 27, 2003, except for
    Note 10, as to which the date is March 3, 2003

Vista Medical Technologies, Inc.
Consolidated Balance Sheets

	DECEMBER 31,
	2001	2002
ASSETS
Current assets:
Cash and cash equivalents	$800,547	$457,052
Short-term investments	516,855	372,320
Accounts receivable, net	1,862,028	1,670,480
Inventories, net	1,094,574	1,493,278
Other current assets	154,827	108,536

Total current assets	4,428,831	4,101,666
Property and equipment, net	357,646	77,431
Patents and other assets, net	37,013	3,061

Total Assets	$4,823,490	$4,182,158

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$741,003	$955,961
Accrued compensation	203,413	262,225
Deferred revenue	416,667	499,167
Accrued liabilities	371,319	383,848

Total current liabilities	1,732,402	2,101,201
Commitments and contingencies
Stockholders' equity:
Common stock, $.01 par value:
Authorized shares — 35,000,000
Issued and outstanding shares — 4,913,031 in 2001 and 5,001,749 in 2002	49,130	50,017
Additional paid-in capital	67,974,087	68,079,862
Notes receivable from stockholders	(78,375)	(78,375)
Deferred compensation	(76,305)	(45,947)
Accumulated deficit	(64,777,449)	(65,924,600)

Total stockholders' equity	3,091,088	2,080,957

Total liabilities and stockholders' equity	$4,823,490	$4,182,158

SEE ACCOMPANYING NOTES

Vista Medical Technologies, Inc.
Consolidated Statements of Operations

	YEARS ENDED DECEMBER 31,
	2000	2001	2002
Revenues	$6,539,213	$9,326,490	$11,106,130
Cost and expenses:
Cost of revenues	5,946,887	6,405,340	5,988,881
Research and development	1,735,617	1,945,433	1,709,534
Sales and marketing	1,158,422	2,237,108	2,690,032
General and administrative	1,925,168	2,030,917	1,882,260
Restructuring	(399,750)	—	—

Total costs and expenses	10,366,344	12,618,798	12,270,707

Loss from operations	(3,827,131)	(3,292,308)	(1,164,577)
Interest income	213,245	69,879	17,426

Net loss	$(3,613,886)	$(3,222,429)	$(1,147,151)

Basic and diluted net loss per share	$(0.80)	$(0.66)	$(0.23)

Shares used in computing basic and diluted net loss per share	4,495,522	4,906,197	4,968,519

SEE ACCOMPANYING NOTES

Vista Medical Technologies, Inc.
Consolidated Statements of Stockholders' Equity

	COMMON STOCK
			ADDITIONAL PAID-IN CAPITAL	NOTES RECEIVABLE FROM STOCKHOLDERS	DEFERRED COMPENSATION	ACCUMULATED DEFICIT		COMPREHENSIVE LOSS
	SHARES	AMOUNT					TOTAL
Balance at December 31, 1999	3,448,879	$34,488	$63,146,204	$(78,375)	$(576,738)	$(57,941,134)	$4,584,445	$(10,724,497)
Exercise of stock options for cash	7,153	72	12,231				12,303
Issuance of stock under employee stock purchase plan	22,871	229	45,263				45,492
Issuance of common stock to employee	3,519	35	15,624				15,659
Issuance of common stock to business partner	1,318	13	7,687				7,700
Issuance of warrant for services			103,595				103,595
Deferred compensation-issuance of options to consultants			52,870		(52,870)		—
Amortization of deferred compensation					361,657		361,657
Issuance of common stock in conjunction with a second offering at $0.85 per share	1,413,602	14,136	4,620,061				4,634,197
Net loss					—	(3,613,886)	(3,613,886)	$(3,613,886)

Balance at December 31, 2000	4,897,342	$48,973	$68,003,535	$(78,375)	$(267,951)	$(61,555,020)	$6,151,162	$(3,613,886)

Exercise of stock options for cash	4,325	43	3,438				3,481
Issuance of stock under employee stock purchase plan	11,364	114	21,295				21,409
Forfeitures of non employee stock options			(21,387)		21,387		—
Deferred compensation-issuance of options to consultants			99,900		(99,900)		—
Amortization of deferred compensation					274,787		274,787
Recapture of deferred compensation			(132,694)		(4,628)		(137,322)
Net loss						(3,222,429)	(3,222,429)	$(3,222,429)

Balance at December 31, 2001	4,913,031	$49,130	$67,974,087	$(78,375)	$(76,305)	$(64,777,449)	$3,091,088	$(3,222,429)

Exercise of stock options and warrant for cash	64,808	648	34,983				35,631
Issuance of stock under employee stock purchase plan	23,910	239	34,792				35,031
Deferred compensation-issuance of options to consultants			36,000		(36,000)		—
Amortization of deferred compensation					66,358		66,358
Net loss						(1,147,151)	(1,147,151)	$1,147,151)

Balance at December 31, 2002	5,001,749	$50,017	$68,079,862	$(78,375)	$(45,947)	$(65,924,600)	$2,080,957	$(1,147,151)

SEE ACCOMPANYING NOTES

Vista Medical Technologies, Inc.
Consolidated Statements of Cash Flows

	YEARS ENDED DECEMBER 31,
	2000	2001	2002
OPERATING ACTIVITIES
Net loss	$(3,613,886)	$(3,222,429)	$(1,147,151)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	729,126	728,481	430,106
Amortization of deferred compensation	361,657	137,462	66,358
Changes in operating assets and liabilities:
Accounts receivable, net	(186,806)	(498,113)	191,548
Inventories, net	947,874	607,094	(398,704)
Other current assets	152,529	(37,959)	46,291
Accounts payable	(525,353)	280,835	214,959
Accrued compensation	(12,822)	10,753	58,812
Deferred revenue	—	416,667	82,500
Accrued liabilities	(1,240,754)	20,798	12,529

Net cash flows used in operating activities	(3,388,435)	(1,556,411)	(442,752)
INVESTING ACTIVITIES
Purchases (maturities) of short-term investments	(56,035)	(171,631)	144,535
Purchase of property and equipment	(154,380)	(85,307)	(115,940)

Net cash flows (used in) provided by investing activities	(210,415)	(256,938)	28,595
FINANCING ACTIVITIES
Issuance of common stock, net	4,818,946	24,890	70,662

Net cash flows provided by financing activities	4,818,946	24,890	70,662

Net increase (decrease) in cash and cash equivalents	1,220,096	(1,788,459)	(343,495)
Cash and cash equivalents at beginning of year	1,368,910	2,589,006	800,547

Cash and cash equivalents at end of year	$2,589,006	$800,547	$457,052

SEE ACCOMPANYING NOTES

Vista Medical Technologies, Inc.

Notes to Consolidated Financial Statements

December 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BUSINESS ACTIVITY

        Vista Medical Technologies, Inc. (the "Company") was founded in July 1993 and develops, manufactures and markets proprietary 3-D visualization and information systems that enable minimally invasive surgical solutions in general surgical, cardiac surgical and other selected microsurgical procedures. Vista Medical's visualization and information systems bring together head-mounted display technology originally developed for applications in military aerospace by Kaiser Aerospace and Electronics Corporation and three-dimensional imaging capability from its acquisition of Oktas, Inc.

        The Company incurred operating losses in 2000, 2001 and 2002, and at December 31, 2002, had an accumulated deficit of $65.9 million. At December 31, 2002, the Company had cash and short-term investments of $829,000. In March 2003, the Company sold $950,000 of preferred stock in a private placement to two accredited investors (see Note 10). In addition, the Company has amounts available under a $2.0 million bank line of credit facility, which expires in October 2003 and is subject to annual renewals. The Company believes that these sources of liquidity, together with anticipated 2003 product revenues and interest income, will be sufficient to meet its anticipated capital requirements through January 2004.    Therefore, the accompanying financial statements have been prepared assuming that the Company will continue as a going concern. However, certain circumstances, including slow rate of market acceptance of its products or inability to scale up manufacturing, would accelerate use of these funds and require it to seek additional funds to support operating requirements. There can be no assurance that the requisite fundings will be consummated in the necessary time frame or on terms acceptable to the Company. Should the Company be unable to raise sufficient funds, the Company may be required to curtail its operating plans and possibly relinquish rights to portions of the Company's technology or products. In addition, increases in expenses or delays in product development may adversely impact the Company's cash position and require further cost reductions. No assurance can be given that the Company will be able to operate profitably on a consistent basis, or at all, in the future.

PRINCIPLES OF CONSOLIDATION

        The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. Significant intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES

        The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the consolidated financial statements. Actual results could differ from those estimates.

REVENUE RECOGNITION

        The Company recognizes revenue pursuant to Staff Accounting Bulletin ("SAB") No. 101 "REVENUE RECOGNITION IN FINANCIAL STATEMENTS." Accordingly, revenue is recognized when all four of the following criteria are met: (i) persuasive evidence that an arrangement exists; (ii) delivery of the product and/or services has occurred; (iii) the selling price is fixed or determinable and; (iv) collectibility is reasonably assured. Sales returns are estimated based on the historical experience and management's expectations and are recorded at the time product revenue is recognized. Shipping and handling costs are included in cost of sales.

        Revenue generated from LBS program sales are recognized upon shipment of equipment and marketing materials and completion of the related training component, provided that a purchase order has been received, there are no uncertainties regarding customer acceptance, the sales price is fixed and determinable and collectibility is deemed probable. Sales of all other products are similarly recognized upon shipment provided that a purchase order has been received, there are no uncertainties regarding customer acceptance, the sales price is fixed and determinable and collectibility is deemed probable.

        The Company receives semiannual payments as a result of fulfilling certain obligations related to its strategic alliance agreement with Ethicon Endo-Surgery, Inc. (EES). These payments are recognized as revenue on a straight-line basis over the related contract term, provided that the Company has complied with all contractual obligations.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

        Cash equivalents and short-term investments consist of money market funds, certificates of deposit and commercial paper. The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. The Company evaluates the financial strength of institutions at which significant investments are made and believes the related credit risk is limited to an acceptable level.

        The Company has adopted Statement of Financial Accounting Standards No. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", and has classified its cash equivalents and short-term investments as available-for-sale in accordance with that standard. Available-for-sale securities are carried at fair value, with unrealized gains and losses, net of tax, reported in a separate component of stockholders' equity. At December 31, 2002, the cost of cash equivalents and short-term investments was equivalent to fair value and the Company had no unrealized gains or losses.

        As of December 31, 2001 and 2002, the Company's cash, cash equivalents and short-term investments consisted of:

	2001	2002
Cash	$(1,430)	$24,905
Money market funds	801,977	432,147
Certificates of deposit	516,855	372,320

	$1,317,402	$829,372

        All of the Company's certificates of deposit held at December 31, 2002, mature in 2003.

CONCENTRATION OF CREDIT RISK

        The Company provides credit, in the normal course of business, to commercial entities that meet specified credit requirements. The Company's principal customers consist of original equipment manufacturers and distribution partners. The Company provides for losses from uncollectible accounts and such losses have historically not exceeded management's expectations. As of December 31, 2002, four customers comprised $525,000, $223,000, $199,000 and $188,000 or 29%, 13%, 11% and 10%, respectively, of the outstanding trade receivables.

INVENTORIES

        Inventories are stated at lower of cost (determined on a first-in, first-out basis) or market.

PROPERTY AND EQUIPMENT

        Property and equipment is stated at cost. The Company provides for depreciation on property and equipment using the straight-line method over the estimated useful lives of the assets, generally two to five years. Marketing demonstration equipment is amortized over its estimated useful life of one year.

PATENTS

        Patents are carried at cost and amortized over five years commencing on the date the patent is issued. The Company reviews its patents for impairment on an annual basis or whenever events or changes in circumstances indicate that the carrying value of the asset would not be recoverable.

IMPAIRMENT OF LONG-LIVED ASSETS

        During 2002, the Company adopted Statement of Financial Accounting Standards No. 144, Accounting for the Disposal or Impairment of Long-Lived Assets. The Company records impairment losses on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying value of the assets. There have not been any impairments of long-lived assets to date.

RESEARCH AND DEVELOPMENT

        Research and development costs are expensed in the period incurred.

INCOME TAXES

        The Company uses the asset and liability accounting method whereby deferred tax assets and liabilities are recognized based on temporary differences between the financial statements and tax bases of assets and liabilities using current statutory tax rates. A valuation allowance against net deferred tax assets is recorded if, based on the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. Management evaluates on a quarterly basis the ability to recover the deferred tax assets and the level of the valuation allowance. At such time as it is more likely than not that deferred tax assets are realizable, the valuation allowance will be appropriately reduced.

COMPREHENSIVE INCOME / (LOSS)

        Comprehensive income / (loss) is comprised of net loss and other comprehensive income/ (loss). Other comprehensive income/(loss) includes certain changes in equity that are excluded from net loss. For the years ended December 31, 2000, 2001 and 2002, the Company had no items of comprehensive income (loss) other than its net loss.

RESTRUCTURING EXPENSES

        During 1999, the Company recorded a $690,000 restructuring charge, which represented the anticipated loss on excess facilities. The Company recorded credits associated with restructuring expenses of $400,000 during 2000. The partial recovery represents the subletting of a portion of the Company's facility in Westborough, Massachusetts.

NET LOSS PER SHARE

        Basic net loss per share is calculated based on the weighted average number of common shares outstanding during the period. Diluted net loss per share incorporates the dilutive effect of common stock equivalents, including stock options, warrants and other convertible securities. Common stock equivalents have been excluded from the calculation of weighted average number of diluted common shares, as their effect would be antidilutive for all periods presented. Common stock equivalents excluded from the calculation of diluted weighted average shares were 552,910, 564,130 and 689,328 as of December 31, 2002, 2001 and 2000, respectively.

STOCK-BASED COMPENSATION

        The Company applies the principles of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for its employee stock option compensation plans. Under APB No. 25, compensation expense is measured as the difference, if any, between the option exercise price and the fair value of the Company's common stock at the date of grant. The Company has historically granted options to employees and directors at exercise prices equal to the fair value of the Company's common stock. Accordingly, no compensation expense has been recognized for its employee stock-based compensation plans.

        SFAS No. 123, "Accounting for Stock-Based Compensation," establishes a fair value based approach for valuing stock options. The Company follows the disclosure-only alternative afforded by SFAS No. 123. Had compensation costs for stock options issued to employees and directors been determined based on the estimated fair value at the grant dates as calculated in accordance with SFAS No. 123, the Company's reported net loss and basic and diluted net loss per common share for the years ended December 31, 2000, 2001 and 2002 would have been adjusted to the pro forma amounts indicated below:

	For the years ended December 31,
	2000	2001	2002
	(In thousands, except per share amounts)
Net Loss
As reported	$(3,614)	$(3,222)	$(1,147)
Pro forma compensation expense	(225)	(289)	(278)

Pro forma SFAS No. 123 net loss	$(3,839)	$(3,511)	$(1,425)

Basic and diluted net loss per share
As reported	$(0.80)	(0.66)	$(0.23)
Pro forma	$(0.85)	(0.72)	$(0.29)

        The average estimated fair value of options granted during fiscal years 2000, 2001 and 2002, was $2.60, $3.36, and $3.47, respectively, and was estimated using the Black-Scholes option-pricing model using the following weighted-average assumptions:

	2000	2001	2002
Dividend Yield	None	None	None
Volatility	125%	231%	106%
Risk-free interest rate	5.5%-6.0%	3.9%-6.0%	2.6%-6.5%
Expected life (years)	5	5	5

        The Black-Scholes option-pricing model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable. In addition, option-pricing models require the use of highly subjective assumptions, including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective assumptions can materially affect the fair value estimates, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock-based compensation.

        The Company accounts for stock-based compensation to non-employees using the fair value method prescribed by SFAS No. 123. As a result of stock options issued to non-employee medical board advisors, the Company recognized $36,000 in non-employee compensation expense during the year ended December 31, 2002. The fair value of the non-employee stock options was derived from the Black-Scholes option-pricing model.

NEW ACCOUNTING STANDARDS

        In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections" ("FAS 145"). Among other matters, FAS 145 rescinds FASB Statement No. 4, "Reporting Gains and Losses from Extinguishment of Debt," which required all gains and losses from extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect. As a result, the criteria in Accounting Principles Board Opinion 30 will now be used to classify those gains and losses. The Company adopted FAS 145 as of January 1, 2002, and such adoption did not have any impact on the Company's financial statements or results or operations.

        In June 2002, the FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" ("FAS 146"). FAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized and measured, initially at fair value, only when the liability is incurred; therefore, nullifying Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)" ("EITF 94-3") that required a liability for an exit cost to be recognized at the date of an entity's commitment to an exit plan. This change in accounting would be expected to result in a delayed recognition of certain types of costs, especially facility closure costs. The provisions of FAS 146 are effective for exit or disposal activities that are initiated after December 31, 2002. The Company will adopt FAS 146 as of January 1, 2003, and its adoption is not expected to have a material impact on the Company's financial statements or results of operations.

        In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148, "Accounting for Stock-Based Compensation—Transition and Disclosure," ("FAS 148"). FAS 148 amends FAS 123 and Accounting Principles Board Opinion No. 28, "Interim Financial Reporting" to present alternative methods of transition for an entity that voluntarily adopts the fair value based method of accounting for stock-based employee compensation, and provides modifications to the disclosure provisions to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation in quarterly and annual financial statements. At this time, the Company has not voluntarily adopted the fair value method of accounting under FAS 123. However, appropriate disclosures about the effects on reported net loss of the Company's accounting policy with respect to stock-based employee compensation are provided above.

        In November 2002, the FASB issued Financial Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others," ("FIN 45"). FIN 45 requires a guarantor to disclose (a) the nature of the guarantee, including the approximate term of the guarantee, how the guarantee arose, and the events or circumstances that would require the guarantor to perform under the guarantee; (b) the maximum potential amount of future payments under the guarantee; (c) the carrying amount of the liability, if any, for the guarantor's obligations under the guarantee; and (d) the nature and extent of any recourse provisions or available collateral that would enable the guarantor to recover the amounts paid under the guarantee. FIN 45 also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability at fair value for the obligations it has undertaken in issuing the guarantee, including its ongoing obligation to stand ready to perform over the term of the guarantee in the event that the specified triggering events or conditions occur. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 is not expected to have a material impact on the Company's financial statements or results of operations.

        FIN 45 also addresses the disclosure requirements regarding product warranties. Instead of disclosing the maximum potential amount of future payments under the product warranty guarantee, a guarantor is required to disclose its accounting policy and methodology used in determining its liability for product warranties, as well as, a tabular reconciliation of the changes in the guarantor's product warranty liability for the reporting period (see Note 2).

        At the November 21, 2002 meeting, the Emerging Issues Task Force reached a consensus on Issue 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables," which addresses how to account for arrangements that may involve the delivery or performance of multiple products, services, and/or rights to use assets. The final consensus will be applicable to agreements entered into in fiscal periods beginning after June 15, 2003 with early adoption permitted. Additionally, companies will be permitted to apply the consensus guidance to all existing arrangements as the cumulative effect of a change in accounting principle in accordance with APB Opinion No. 20, Accounting Changes. The Company does not believe the adoption of EITF 00-21 will have a material impact on its results of operations or financial position.

2. BALANCE SHEET COMPONENTS

        Accounts receivable consist of the following:

	December 31,
	2001	2002
Gross accounts receivable	$1,878,080	$1,787,256
Less: Allowance for doubtful accounts	(16,052)	(116,776)

	$1,862,028	$1,670,480

        Inventories consists of the following:

	December 31,
	2001	2002
Parts	$1,587,254	$1,243,304
Work in process	170,815	375,414
Finished goods	858,201	919,344

	2,616,270	2,538,062
Less: Reserves	(1,521,696)	(1,044,784)

	$1,094,574	$1,493,278

        Property and equipment consists of the following:

	December 31,
	2001	2002
Machinery and equipment	$1,589,759	$1,629,035
Office computers, furniture and equipment	1,052,857	1,125,846
Marketing demonstration equipment	3,363,820	3,363,820
Leasehold improvements	297,918	301,595

Less: Accumulated depreciation	6,304,354	6,420,296
	(5,946,708)	(6,342,865)

	$357,646	$77,431

        Patents and other assets consists of the following:

	December 31,
	2001	2002
Patents and other intangible assets	$229,621	$229,621
Less: Accumulated amortization	(192,608)	(226,560)

	$37,013	$3,061

        Accrued liabilities consists of the following:

	December 31,
	2001	2002
Customer warranty	$182,504	$45,261
Miscellaneous liabilities	188,815	338,587

	$371,319	$383,848

        The Company provides for an estimated amount of product warranty at the time revenue is recognized. This estimated amount is provided by product and based on historical warranty experience. A rollforward of the customer warranty accrual is as follows:

Balance at December 31, 2001	$182,504
Warranty expense	84,424
Deductions and other	(221,667)

Balance at December 31, 2002	$45,261

3. PROMOTION AGREEMENT

        In June 2001, the Company entered into a Supply and Promotion Agreement with Ethicon Endo-Surgery, Inc. (EES). Under the agreement, the Company will receive payments in return for the Company's commitment to promote use of EES equipment in certain training programs sponsored by the Company for the benefit of its customers with no obligation by the Company or its customers to purchase any EES equipment. The agreement grants EES with the right of first negotiation to acquire certain Company technology. The agreement has a five year term, but may be terminated by EES upon 90 days notice. The Company recognizes revenue ratably over the term of the agreement. The Company recognized $583,000 and $1,000,000 of revenue in 2001 and 2002, respectively, related to the EES agreement and had $417,000 of such revenue deferred at December 31, 2002.

4. CREDIT AGREEMENT

        In October 2001, the Company secured a $2,000,000 line of credit facility (the facility) with a bank for one year with automatic yearly renewals. The current line of credit agreement expires in October 2003. The facility is secured by qualified accounts receivable and bears interest at the rate of prime plus 2% (4.5% at December 31, 2002). Borrowings under the facility are limited to 80% of qualified accounts receivable. There were no borrowings outstanding at December 31, 2002. There was $1,336,000 available under this line at December 31, 2002.

5. MAJOR CUSTOMERS

        Sales to individual customers exceeding 10% or more of revenues in the years ended December 31, were as follows: during 2000, Richard Wolf, GmbH and Aesculap AG accounted for 51% and 23% of revenues, respectively; during 2001, Richard Wolf, GmbH, Aesculap AG and Jomed accounted for 22%, 18% and 10% of revenues, respectively; during 2002, Aesculap AG accounted for 14% of revenues.

6. COMMITMENTS

        The Company leases its corporate facilities and certain equipment under operating leases that expire on various dates through 2004. Annual future minimum lease payments as of December 31, 2002 are as follows:

YEAR ENDING DECEMBER 31,
2003	$252,875
2004	223,125

$476,000

        Rent expense was approximately $360,784, $360,624 and $405,691 for the years ended December 31, 2000, 2001 and 2002, respectively.

7. STOCKHOLDERS' EQUITY

1995 STOCK OPTION PLAN

        The Company reserved 503,902 shares of common stock under the 1995 Stock Option Plan (the "1995 Plan") for issuance to eligible employees, officers, directors, advisors and consultants. The 1995 Plan provides for the grant of incentive and nonstatutory stock options. Terms of the stock option agreements, including vesting requirements, are determined by the Board of Directors, subject to the provisions of the 1995 Plan. Options granted by the Company generally vest over four to five years and are exercisable from the date of grant for a period of ten years.

        The exercise price of the incentive stock options must equal at least the fair market value of the stock on the date of grant. The exercise price of nonstatutory stock options must equal at least 85% of the fair market value of the stock on the date of grant. The Company has the option, in the event of termination of employment, to repurchase unvested shares issued under the 1995 Plan at the original issue price.

        The Company recorded $36,000 of deferred compensation for options granted during the year ended December 31, 2002, representing the fair value of stock options granted to Company consultants and advisors in 2002. These options vest over two to four years and the Company is recognizing the compensation expense over the vesting period.

1997 STOCK OPTION PLAN/ STOCK ISSUANCE PLAN

        In February 1997, the Company adopted the 1997 Stock Option Plan/Stock Issuance Plan (the "1997 Plan"). The 1997 Plan incorporates the outstanding options under the 1995 Plan and no further options will be granted under the 1995 Plan. At December 31, 2002, the Company had a total of 892,500 shares reserved for issuance under the 1997 Stock Option/Stock Issuance Plan and 83,573 options were available for future grant.

        The following tables summarizes stock option activity under all option plans:

	NUMBER OF SHARES	PRICE PER SHARE	WEIGHTED AVERAGE PRICE PER SHARE
Balance at December 31, 1999	499,983	$.80–$57.50	$7.16
Granted	89,625	$1.88–$5.00	$3.92
Exercised	(7,153)	$.80–$3.20	$1.72
Canceled	(29,545)	$.80–$57.50	$16.44

Balance at December 31, 2000	552,910	$.80–$57.50	$6.20
Granted	61,250	$3.48–$5 .87	$4.23
Exercised	(4,352)	$.80–$.80	$.80
Canceled	(45,678)	$.80–$57.50	$12.90

Balance at December 31, 2001	564,130	$.80–$57.50	$5.50
Granted	183,700	$3.12–$4.00	$3.76
Exercised	(15,003)	$.80–$2.50	$2.24
Canceled	(43,499)	$2.50–$45.25	$19.09

Balance at December 31, 2002	689,328	$.80–$57.50	$4.25

	OUTSTANDING STOCK OPTIONS			EXERCISABLE STOCK OPTIONS
RANGE OF EXERCISE PRICE	SHARES	WEIGHTED- AVERAGE REMAINING CONTRACTUAL LIFE (MONTHS)	WEIGHTED- AVERAGE EXERCISE PRICE	SHARES	WEIGHTED- AVERAGE EXERCISE PRICE
$ .80–$ 2.50	320,743	68	$1.57	288,931	$1.48
$ 3.00–$ 4.13	273,224	102	$3.61	110,553	$3.52
$ 4.62–$ 6.12	41,111	88	$4.95	36,340	$4.99
$ 9.00–$ 9.75	24,875	70	$9.37	21,213	$9.38
$20.25	10,000	65	$20.25	9,500	$20.25
$39.50–$45.50	18,375	56	$40.25	18,375	$40.25
$57.50	1,000	57	$57.50	1,000	$57.50

	689,328	66	$4.25	485,912	$4.50

        The weighted average remaining life of the options outstanding at December 31, 2001 and 2002 was 65 and 66 months, respectively.

        In December 2000, the Company issued a warrant to a corporate partner to purchase 49,805 shares of common stock at an exercise price of $0.01 per share. The warrant is exercisable for seven years following the date of issuance. The estimated fair value of the warrant was $104,000, which was expensed at the time of issuance. In May 2002, this warrant was exercised.

1997 EMPLOYEE STOCK PURCHASE PLAN

        In February 1997, the Company adopted the 1997 Employee Stock Purchase Plan (the "Purchase Plan"), which permits eligible employees of the Company to purchase shares of common stock, at semi-annual intervals, through periodic payroll deductions. Payroll deductions may not exceed 10% of the participant's base salary, and the purchase price per share will not be less than 85% of the lower of the fair market value of the common stock at either the beginning or the end of the semi-annual intervals. The Company has authorized and reserved 100,000 shares of common stock for issuance under the Purchase Plan. There were 52,864, 41,504 and 17,594 shares available at December 31, 2000, 2001 and 2002, respectively.

        In 1996, $78,375 was advanced to certain employees and a director of the Company for their exercise of stock options. Such amounts are classified as Notes Receivable from Stockholders.

8. INCOME TAXES

        Significant components of the Company's deferred tax assets as of December 31, 2001 and 2002 are shown below. A valuation allowance has been established to offset the deferred tax assets, as realization of such assets is uncertain.

	December 31,
	2001	2002
Deferred tax assets:
Net operating loss carry forwards	$20,750,000	$21,515,000
Research and development credits	2,642,000	2,669,000
Capitalized research and development	678,000	714,000
Depreciation	189,000	167,000
Inventory reserve	613,000	417,000
Other, net	346,000	366,000

Total deferred tax assets	25,218,000	25,848,000
Valuation allowance for deferred tax assets	(25,218,000)	(25,848,000)

Net deferred taxes	$—	$—

        As the Company was part of a consolidated group prior to the change in ownership in July 1995, all tax loss and tax credit carryforwards up to the date of change in ownership have been reported by the previous consolidated group. All tax loss and tax credit carryforwards reflected in the accompanying financial statements reflect activity only for the period beginning July 1995 and ending December 31, 2002.

        At December 31, 2002, the Company has federal and state tax net loss carryforwards of approximately $53,415,000 and $44,140,000, respectively. The federal tax loss carryforwards will begin to expire in 2010. Approximately $1,080,000 of the state tax loss carryforwards expired in 2002, and will continue to expire in 2003 unless previously utilized. At December 31, 2002, the Company also has federal and state research tax credit carryforwards of approximately $2,133,000 and $536,000, respectively, which will begin to expire in 2010 unless previously utilized.

        The difference between the federal and state tax loss carryforwards is primarily attributable to the capitalization of research and development expenses for California tax purposes and 55 percent limitation on California loss carryforwards.

        In accordance with Sections 382 and 383 of the Internal Revenue Code, a change in ownership of greater than 50 percent of a corporation within a three-year period will place an annual limitation on the Company's ability to utilize its existing tax loss and tax credit carryforwards.

9. SEGMENT AND GEOGRAPHIC INFORMATION

        Segment Information:    Prior to 2002, the Company operated in one business segment, the Visualization Technology business. Beginning in 2002, the Company reports revenue and certain operating expense information to the chief operating decision maker for its two operating segments, which are determined on the type of customer or product. These segments consist of (1) the Obesity Surgery Management Services business and (2) Visualization Technology business.

        The Company's chief operating decision maker evaluates the performance of the two segments based on segment revenues and certain segment costs and expenses, including cost of revenues and research and development expenses. Other operating expenses, including sales and marketing expenses and general and administrative expenses, are not allocated or evaluated on an individual segment basis, but rather on an enterprise-wide basis. A summary of the Company's profitability by segment and in total for the year ended December 31, 2002 is as follows:

	Obesity Surgery Management	Visualization Technology	Total
Year ended December 31, 2002:
Revenues	$3,628,590	$7,477,540	$11,106,130
Cost of revenues	904,330	5,084,551	5,988,881
Research and development	—	1,709,534	1,709,534

Segment contribution	$2,724,260	$683,455	$3,407,715
Reconciliation of segment contribution to total net loss:
Sales and marketing			2,690,032
General and administrative			1,882,260
Interest income			17,426

Net loss			$(1,147,151)

        The Company reports assets on a consolidated basis to the chief operating decision maker, and all the assets are located within the United States.

        Geographic information:    Net sales by major geographical area, determined on the basis of destination of the goods, are as follows:

	2002	2001	2000
United States	$7,513,804	$5,015,113	$2,443,773
Europe	3,592,326	4,311,377	4,095,440

Total	$11,106,130	$9,326,490	$6,539,213

10. SUBSEQUENT EVENT

        On March 3, 2003 the Company sold 1,000,000 shares of newly issued Series A Convertible Preferred Stock (Series A Stock) to two accredited investors through a private placement for gross proceeds of $950,000. The shares are convertible at any time into common shares on a one-for-one basis, subject to adjustment, accrue annual dividends, payable only if and when declared by the Company, at the rate of $.01425 per share and have a liquidation value of $3,800,000 plus unpaid dividends. Although the shares are redeemable only at the option of the Company, the Series A Stockholders will be entitled to a cash dividend of 15% per annum if specified redemptions are not effected within one year of the occurrence of certain events, including a sale of substantial assets or change of control. Such specified redemptions would be at prices of $2.67 to $2.90 per share. As long as the Series A Stock is outstanding, the Company will require the approval of the Series A Stockholders to undertake various actions including a) sell common shares for less than $2.00 per share, b) revise terms of corporate governance, c) exceed certain capital expenditure limits, or d) expand current stock option plans. The Series A Stockholders will also have the right to elect two directors to the Board of Directors after June 1, 2004.

11. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The following is a summary of the results of operations for the years ended December 31, 2001 and 2002:

	2001
	March 31	June 30	September 30	December 31
Revenues	$1,932,532	$2,072,069	$2,281,486	$3,040,403
Cost of revenues	$1,531,906	$1,731,686	$1,353,226	$1,788,522
Net loss	$(940,214)	$(1,271,695)	$(870,755)	$(139,765)
Net loss per share	$(0.19)	$(0.26)	$(0.18)	$(0.03)
	2002
	March 31	June 30	September 30	December 31
Revenues	$2,672,909	$2,809,577	$2,868,365	$2,755,279
Cost of revenues	$1,363,141	$1,507,889	$1,631,155	$1,486,696
Net loss	$(376,075)	$(374,532)	$(283,372)	$(113,173)
Net loss per share	$(0.08)	$(0.08)	$(0.06)	$(0.02)

SCHEDULE II

VISTA MEDICAL TECHNOLOGIES, INC.

VALUATION AND QUALIFYING ACCOUNTS

Reserve for Obsolete and Unusable Inventory	Balance at Beginning of Period	Charged to Costs and Expenses	Deductions	Balance at End of Period
Year ended December 31, 2000	$2,619,070	$787,821	$(1,161,143)	$2,245,748
Year ended December 31, 2001	2,245,748	71,375	(795,427)	1,521,696
Year ended December 31, 2002	1,521,696	191,213	(668,125)	1,044,784
Allowance for Doubtful Accounts	Balance at Beginning of Period	Charged to Costs and Expenses	Deductions	Balance at End of Period
Year ended December 31, 2000	$33,775	$1,165	$(21,631)	$13,309
Year ended December 31, 2001	13,309	18,943	(16,200)	16,052
Year ended December 31, 2002	16,052	102,294	(1,570)	116,776

Appendix E

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Viking Systems, Inc.

We have audited the accompanying balance sheet of Viking Systems Inc. as of December 31, 2002, and the related statements of operations, stockholders' deficit, and cash flows for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Viking Systems, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has continual losses and cash outflows from operations and has a stockholders' deficit. These factors raise substantial doubt about its ability to continue as a going concern. Management's plan regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                      Tanner & Co.

Salt Lake City, Utah
December 19, 2003, except Note 8 which is dated December 22, 2003

VIKING SYSTEMS, INC.
Balance Sheet
December 31, 2002

Assets
Current assets:
Cash	$358
Assets from discontinued operations	1,333

Total current assets	1,691
Property and equipment, net of accumulated depreciation of $5,777	—

$1,691

Liabilities and Stockholders' Deficit
Current liabilities:
Liabilities from discontinued operations	$26,088
Stockholders' deficit:
Preferred stock, $.001 par value, 5,000,000 shares authorized, no shares issued and outstanding	—
Common stock, $.001 par value, 25,000,000 shares authorized; 2,691,150 shares issued and outstanding	2,691
Additional paid-in capital	261,959
Accumulated deficit	(289,047)

Total stockholders' deficit:	(24,397)

$1,691

See accompanying notes to financial statements.

VIKING SYSTEMS, INC.
Statement of Operations
Years Ended December 31,

	2002	2001
Net loss from discontinued operations, net of tax	$(12,887)	$(45,804)
Net loss from disposal of discontinued assets	—	—

Net loss	$(12,887)	$(45,804)

Net loss per common share — basic and diluted	$(0.01)	$(0.02)

Weighted average number of common shares — basic and diluted	2,548,082	2,197,208

See accompanying notes to financial statements.

VIKING SYSTEMS, INC.
Statement of Stockholders' Deficit
Years Ended December 31, 2002 and 2001

	Preferred Stock		Common Stock
					Additional Paid-in Capital	Accumu- lated Deficit
	Shares	Amount	Shares	Amount			Total
Balance, December 31, 2000	—	$—	1,356,150	$1,356	$129,794	$(230,356)	$(99,206)
Issuance of common stock for cash			350,000	350	34,650	—	35,000
Issuance of common stock
For the conversion of debt	—	—	765,000	765	75,735	—	76,500
Net loss	—	—	—	—	—	(45,804)	(45,804)

Balance, December 31, 2001	—	—	2,471,150	2,471	240,179	(276,160)	(33,510)
Issuance of common stock
For the conversion of debt	—	—	205,000	205	20,295	—	20,500
Issuance of common stock							—
For services	—	—	15,000	15	1,485	—	1,500
Net loss	—	—	—	—	—	(12,887)	(12,887)

Balance, December 31, 2002	—	$—	2,691,150	$2,691	$261,959	$(289,047)	$(24,397)

See accompanying notes to financial statements.

VIKING SYSTEMS, INC.

Statement of Cash Flows

Years Ended December 31,

	2002	2001
Cash flows from operating activities:
Net loss	$(12,887)	$(45,804)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	3,321	6,214
Stock issued for services	1,500	—
Gain on settlement of payables	(17,633)	—
Decrease (increase) in:
Accounts receivable	(203)	5,287
Other current assets	702	(227)
Increase (decrease) in:
Cash overdraft	—	(2,630)
Accounts payable	9,352	(6,770)

Net cash used in operating activities	(15,848)	(43,930)

Cash flows from investing activities—purchase of property and equipment	(67)	(129)

Cash flows from financing activities:
Issuance of common stock	—	35,000
Proceeds on related party notes payable	15,057	10,275

Net cash provided by financing activities	15,057	45,275

Net change in cash and cash equivalents	(858)	1,216
Cash and cash equivalents at beginning of year	1,216	—

Cash and cash equivalents at end of year	$358	$1,216

See accompanying notes to financial statements.

Supplemental cash flow information:

        During the year ended December 31, 2002 the Company issued 205,000 shares of common stock to retire related party notes payable of $20,500.

        During the year ended December 31, 2001 the Company issued 765,000 shares of common stock to retire related party notes payable of $76,500.

        No amounts were paid for interest or income taxes during the years ended December 31, 2002 and 2001. Notes to Financial Statements

See accompanying notes to financial statements.

VIKING SYSTEMS, INC.

Notes to Financial Statements

December 31, 2002 and 2001

1. Organization and Summary of Significant Accounting Policies

Organization and Business

        Viking Systems, Inc., (the Company) was organized as a corporation in the state of Nevada on May 28, 1998, for the purpose of providing training and curriculum for the information technology industry. During 2001 the Company changed its business focus to the development of software applications, hardware sales and leasing, and training and support. As of December 31, 2002, the Company discontinued its current operations. The officers of the Company are in the process of searching for other business opportunities.

Concentration of Credit Risk

        The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such account and believes it is not exposed to any significant credit risk on cash and cash equivalents.

        Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of trade receivables. In the normal course of business, the Company provides credit terms to its customers. When necessary, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which, when realized, have been within the range of management's expectations.

Cash and Cash Equivalents

        The Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

Property and Equipment

        Property and equipment are recorded at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the useful lives of the equipment. Expenditures for maintenance and repairs are expensed when incurred and betterments are capitalized. Gains and losses on sale of property and equipment are reflected in operations.

Revenue Recognition

        Revenues are generated from services related to web hosting, computer technical assistance and training services. Revenues are recognized when the following four revenue recognition criteria are met: (1) persuasive evidence of an arrangement exists; (2) services have been rendered and the customer approves final product; (3) the selling price is fixed or determinable; and (4) collectibility is reasonable assured. Amounts received prior to completion of services are recorded as deferred revenue.

        As noted in the concentration of credit footnote, payment terms are extended to customers and there is no right of cancellation or refund.

Cost of Revenue

        Cost of revenues consists primarily of product costs and labor related to revenues.

Income Taxes

        Deferred income taxes are provided, in amounts sufficient to give effect to timing differences between financial and tax reporting.

Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Earnings Per Common and Common Equivalent Share

        The computation of basic earnings per common share is computed using the weighted average number of common shares outstanding during the year.

        The computation of diluted earnings per common share is based on weighted average number of shares outstanding during the year plus common stock equivalents which would arise from the exercise of stock options and/or warrants outstanding using the treasury stock method and the average market price per share during the year. Common stock equivalents are not included in the diluted earnings per share calculation when their effect is antidilutive.

Reclassifications

        Certain reclassifications have been made to the December 31, 2001 financial statements to conform to the December 31, 2002 financial statement presentation.

2. Going Concern

        The accompanying financial statements have been prepared under the assumption that the Company will continue as a going concern. Such assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As shown in the financial statements for the years ended December 31, 2002 and 2001, the Company has incurred losses and net cash outflows from operating activities and as of December 31, 2002, the Company discontinued all ongoing operations. The Company also has negative working capital and a stockholders' deficit as of December 31, 2002. These factors raise substantial doubt about the Company's ability to continue as a going concern.

        The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing as may be required, and ultimately to attain profitability. Potential sources of cash include continued contributions of services by officers of the Company, loans from officers, sale of the Company's stock, profitable operations, external debt, or alternative methods such as mergers or sale transactions. As disclosed in Note 8, in December 2003 the Company entered into agreements to sell 3,450,000 shares of common stock at a price of $69,000. There can be no assurance that these funds will be sufficient to meet all current obligations in a timely manner.

3. Discontinued Operations

        On December 31, 2002, the Company's management and board of directors decided to discontinue current operations due to the Company's insufficient cash flows to support operations.

        For the year ended December 31, 2002 assets and liabilities from discontinued operations consist of the following:

Assets from discontinued operations:
Accounts receivable	$1,333

Liabilities from discontinued operations:
Accounts payable	18,843
Related party notes payable	7,245

Total current liabilities	$26,088

        Discontinued operations were as follows for the years ended December 31:

	2002	2001
Revenue	$32,919	$13,059
Cost and expenses	(45,806)	(58,863)

Loss before income taxes	(12,887)	(45,804)
Income tax benefit	—	—

Loss from discontinued operations	$(12,887)	$(45,804)

4. Income Taxes

        The difference between income taxes at statutory rates and the amount presented in the financial statements is a result of the following:

	2002	2001
Income tax benefit at statutory rate	$3,000	$9,000
Change in valuation allowance	(3,000)	(9,000)

	$—	$—

        Deferred tax assets are as follows:

	2002	2001
Operating loss from discontinued operations carryforward	$58,000	$55,000
Valuation allowance	(58,000)	(55,000)

	$—	$—

        The Company has a net operating loss of approximately $289,000 which begins to expire in 2019. The amount of net operating loss carryforward that can be used in any one year will be limited by significant changes in ownership of the Company and by the applicable tax laws which are in effect at the time such carryforwards can be utilized.

5. Related Party Transactions

        The Company has periodically received financing from officers/ shareholders. As of December 31, 2002 and 2001, the Company owed $7,245 and $12,688, respectively related to this financing with no specific terms for repayment.

        During the year ended December 31, 2002 the Company issued 205,000 shares of common stock to retire related party notes payable of $20,500. The notes did not originally contain a conversion feature.

        During the year ended December 31, 2002, the Company transferred propriety technology with a net book value of $0 to an officer of the Company as consideration for accrued wages.

        During the year ended December 31, 2001 the Company issued 765,000 shares of common stock to retire related party notes payable of $76,500.

        During the year ended December 31, 2001 the company subleased office space to an officer / shareholder on a month to month basis. Total revenues related to this agreement during the year ended December 31, 2001 was $3,900.

6. Contingencies

        The Company entered into an agreement with an officer of the Company wherein the officer would work on projects for the Company for which he would be paid only if the products he produced generated revenue for the Company. The amounts to be paid to the officer were computed at $60 per hour up to 60 hours per month commencing October 1, 2001. The Company would pay to the officer 25% of its income from these projects.

        As of December 31, 2002 no revenue had been generated from these products and nothing had been paid to the officer. As of December 31, 2002 the officer and the company entered into a release agreement for any possible contingency, which effectively nullified the original agreement.

7. Recent Accounting Pronouncements

        In April 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This statement requires the classification of gains or losses from the extinguishments of debt to meet the criteria of Accounting Principles Board Opinion No. 30 before they can be classified as extraordinary in the income statement. As a result, companies that use debt extinguishment as part of their risk management cannot classify the gain or loss from that extinguishment as extraordinary. The statement also requires sale-leaseback accounting for certain lease modifications that have economic effects similar to sale-leaseback transactions. The Company does not expect the adoption of SFAS No. 145 to have a material impact on its financial position or future operations.

        In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This standard, which is effective for exit or disposal activities initiated after December 31, 2002, provides new guidance on the recognition, measurement and reporting of costs associated with these activities. The standard requires companies to recognize cost associated with exit or disposal activities when they are incurred rather than at the date the company commits to an exit or disposal plan. The adoption of SFAS No. 146 by the Company is not expected to have a material impact on the Company's financial position or future operations.

        In December 2002, the Financial Accounting Standards Board issued SFAS No. 148 "Accounting for Stock-Based Compensation — Transition and Disclosure — an amendment of FASB Statement No. 123," which is effective for all fiscal years ending after December 15, 2002. SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation under SFAS No. 123 from the intrinsic value based method of accounting prescribed by Accounting Principles Board Opinion No. 25. SFAS 128 also changes the disclosure requirements of SFAS 123, requiring a more prominent disclosure of the pro-forma effect of the fair value based method of accounting for stock-based compensation. The adoption of SFAS No. 148 by the Company did not have a material impact on the Company's financial position or operations.

        In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Guarantees of Indebtedness to Others, an Interpretation of FASB Statements No. 5, 57, 107 and a rescission of FASB Interpretation No. 34. This Interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under guarantees issued. The Interpretation also clarifies that a guarantor is required to recognize, at inception of a guarantee, a liability for the fair value of the obligation undertaken. The initial recognition and measurement provisions of the Interpretation are applicable to guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The Company is currently evaluating the impact this interpretation will have on the Company's results of operations and financial position.

        In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interest in variable interest entities obtained after January 31, 2003. The Company is currently evaluating the impact this interpretation will have on the Company's result of operations and financial positions.

8. Subsequent Events

        In August 2003, the Company agreed to convert $1,000 of related party notes payable to 10,000 shares of common stock. In addition, the Company obtained an additional $1,600 in related party notes payable that it converted to 16,000 shares of common stock.

        In October 2003, the Company issued 47,500 shares of common stock in satisfaction of services received totaling $4,250 incurred in 2003 as well as another note payable from a related party in the amount of $500.

        In November 2003, the Company entered into stock purchase agreements with an individual and a company whereby they have agreed to purchase 3,450,000 shares of common stock at a purchase price of $69,000.

        In December 2003, the Company agreed to convert $3,000 of related party notes payable to 30,000 shares of common stock.

        In December 2003, the Company entered into an asset purchase agreement where the Company will acquire certain operating assets from a company for the following considerations: (i) cash in the amount not to exceed $400,000; (ii) the issuance of approximately 3,054,000 shares of common stock; and (iii) the assumption of certain liabilities.

        In December 2003, the Company granted an individual the option to purchase 5,000,000 shares of the Company's Series A Preferred Stock. Each share of the Series A Preferred Stock is convertible into 4 shares of common stock. Each share of Series A Preferred Stock will have four votes.

        In order to have sufficient number of shares of common stock authorized for issuance at conversion of the Series A Preferred Stock and to allow for future financing transactions, the board of directors intend to seek shareholder consent to amend the Company's Articles of Incorporation to increase the number of shares of common stock and the number of shares of preferred stock, authorized.

        In December 2003, the Company's board of directors granted 1,200,000 stock options to certain officers and directors of the Company. Each option is exercisable at $0.02 per share and expires December 31, 2008.

QuickLinks

YOUR VOTE IS IMPORTANT
VISTA MEDICAL TECHNOLOGIES, INC. PROXY STATEMENT SPECIAL MEETING OF STOCKHOLDERS TABLE OF CONTENTS
VISTA MEDICAL TECHNOLOGIES, INC. 2101 Faraday Avenue Carlsbad, California 92008 PROXY STATEMENT For a Special Meeting of Stockholders To Be Held March 4, 2004
PURPOSE OF THE MEETING
VOTING RIGHTS AND SOLICITATION
PROPOSAL NO. 1 APPROVAL OF PROPOSAL TO SELL THE ASSETS OF THE COMPANY'S VISUALIZATION TECHNOLOGY BUSINESS SUMMARY TERM SHEET
INFORMATION REGARDING THE ASSET SALE
Risks Regarding Viking's Business Status
Medical Operations Risks
PROPOSAL NO. 2 TRANSACTION OF OTHER BUSINESS
PROPOSALS OF STOCKHOLDERS
ADDITIONAL INFORMATION
VISTA MEDICAL TECHNOLOGIES, INC.
TABLE OF CONTENTS
ASSET PURCHASE AGREEMENT
EXHIBIT A LICENSE AGREEMENT
EXHIBIT A LICENSED TECHNOLOGY
EXHIBIT B LICENSED PRODUCTS
EXHIBIT B BILL OF SALE
EXHIBIT C GENERAL ASSIGNMENT
EXHIBIT D REGISTRATION RIGHTS AGREEMENT
VIKING SYSTEMS, INC. REGISTRATION RIGHTS AGREEMENT
  Appendix B
VISTA MEDICAL TECHNOLOGIES, INC. PRO FORMA STATEMENT OF OPERATIONS NINE MONTHS ENDED 09/30/03
VISTA MEDICAL TECHNOLOGIES, INC. PRO FORMA STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2002
VISTA MEDICAL TECHNOLOGIES, INC. PRO FORMA BALANCE SHEET September 30, 2003
  Appendix C
VIKING SYSTEMS, INC. PRO FORMA STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED 09/30/2003
VIKING SYSTEMS, INC. PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED 12/31/02
VKING SYSTEMS, INC. PRO FORMA BALANCE SHEET September 30, 2003
  Appendix D
Vista Medical Technologies, Inc. Consolidated Balance Sheets
Vista Medical Technologies, Inc. Consolidated Statements of Operations
Vista Medical Technologies, Inc. Consolidated Statements of Stockholders' Equity
Vista Medical Technologies, Inc. Consolidated Statements of Cash Flows
Vista Medical Technologies, Inc. Notes to Consolidated Financial Statements December 31, 2002
SCHEDULE II VISTA MEDICAL TECHNOLOGIES, INC. VALUATION AND QUALIFYING ACCOUNTS
  Appendix E
INDEPENDENT AUDITORS' REPORT
VIKING SYSTEMS, INC. Balance Sheet December 31, 2002
VIKING SYSTEMS, INC. Statement of Operations Years Ended December 31,
VIKING SYSTEMS, INC. Statement of Stockholders' Deficit Years Ended December 31, 2002 and 2001
VIKING SYSTEMS, INC. Statement of Cash Flows Years Ended December 31,
VIKING SYSTEMS, INC. Notes to Financial Statements December 31, 2002 and 2001